File No. 2-93076
                                                                        811-4103

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
--------------------------------------------------------------------------------

                                    FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            [X]

              Pre-Effective Amendment No.                                   [ ]


              Post-Effective Amendment No.  24                              [X]


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]


              Amendment No.  26                                             [X]
--------------------------------------------------------------------------------


                        SELIGMAN HIGH INCOME FUND SERIES
               (Exact name of registrant as specified in charter)
--------------------------------------------------------------------------------

                    100 PARK AVENUE, NEW YORK, NEW YORK 10017
                    (Address of principal executive offices)

     Registrant's Telephone Number: 212-850-1864 or Toll Free: 800-221-2450
--------------------------------------------------------------------------------

      THOMAS G. ROSE, Treasurer, 100 Park Avenue, New York, New York 10017
                     (Name and address of agent for service)

--------------------------------------------------------------------------------

It is proposed that this filing will become effective (check appropriate box):

[X] immediately upon filing pursuant to paragraph (b)

[ ] on     (date)       pursuant to paragraph (b)

[ ] 60 days after filing pursuant to paragraph (a)(1)

[ ] on (date) pursuant to paragraph (a)(1)

[ ] 75 days after filing pursuant to paragraph (a)(2)

[ ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2(a)(1) and a Rule 24f-2 Notice for Registrant's most recent fiscal year was filed with the Commission on March 27, 1998.

                                                               File No. 2-93076
                                                                       811-4103




                        SELIGMAN HIGH INCOME FUND SERIES
                         FORM N-1A CROSS REFERENCE SHEET
                         POST-EFFECTIVE AMENDMENT NO. 24
                            Pursuant to Rule 481 (a)


Item in Part A of Form N-1A                            Location in Prospectus
---------------------------                            ----------------------
 1.  Cover Page                                        Cover Page

 2.  Synopsis                                          Summary of Series' Expenses

 3.  Condensed Financial Information                   Financial Highlights

 4.  General Description of Registrant                 Cover Page; Organization And Capitalization

 5.  Management of the Fund                            Management Services

5a.  Manager's Discussion of Fund Performance          Management Services

 6.  Capital Stock and Other Securities                Cover Page; Organization and Capitalization

 7.  Purchase of Securities Being Offered              Alternative Distribution System; Purchase of Shares; Administration,
                                                       Shareholder Services and Distribution Plan

 8.  Redemption or Repurchase                          Telephone Transactions; Redemption of Shares; Exchange Privilege

 9.  Pending Legal Proceedings                         Not Applicable

Item in Part B of Form N-1A                            Location in Statement of Additional Information*
---------------------------                            ------------------------------------------------
10.  Cover Page                                        Cover Page

11.  Table of Contents                                 Table Of Contents

12.  General Information and History                   General Information; Appendix

13.  Investment Objectives and Policies                Investment Objectives, Policies And Risks; Investment Limitations

14.  Management of the Registrant                      Management And Expenses

15.  Control Persons and Principal                     Trustees and Officers; General Information
     Holders of Services

16.  Investment Advisory and Other Services            Management and Expenses; Distribution Services

17.  Brokerage Allocation                              Portfolio Transactions; Administration, Shareholder Services and Distribution
                                                       Plans

18.  Capital Stock and Other Securities                General Information

19.  Purchase, Redemption and Pricing                  Purchase and Redemption of Series' Shares; Valuation
     of Securities being Offered

20.  Tax Status                                        Federal Income Taxes  (Prospectus)

21.  Underwriters                                      Distribution Services

22.  Calculation of Performance Data                   Performance

23.  Financial Statements                              Financial Statements

* Each of Registrant's two Series has a separate Prospectus; Registrant's Statement of Additional Information applies to both Series.

                                    SELIGMAN
                                    --------
                                U.S. GOVERNMENT
                               SECURITIES SERIES


                                    [GRAPHIC]

                                   PROSPECTUS
                                   ----------

                                   MAY 1, 1998

                                     [LOGO]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

TABLE OF CONTENTS

Summary of Series Expenses   2

Financial Highlights   3

Alternative Distribution System   5

Investment Objective, Policies and Risks   7

Management Services   9

Purchase of Shares   11

Telephone Transactions   17

Redemption of Shares   18

Administration, Shareholder Services
  and Distribution Plan   21

Exchange Privilege   22

Further Information about Transactions
  in the Series   24


Dividends and Capital Gain Distributions   25


Federal Income Taxes   26

Shareholder Information   27

Advertising the Series' Performance   29

Organization and Capitalization   29


TIMES CHANGE ... VALUES ENDURE

                   SELIGMAN U.S. GOVERNMENT SECURITIES SERIES


                                   a series of
                        Seligman High Income Fund Series
 100 Park Avenue o New York, NY 10017 o New York City Telephone: (212) 850-1864
                       Toll-Free Telephone: (800) 221-2450
      For Retirement Plan Information--Toll-Free Telephone: (800) 445-1777

                                                                     May 1, 1998

     Seligman High Income Fund Series (the "Fund") is a diversified, open-end management investment company that offers two series which each seek to earn high current income by investing in debt securities but have different investment objectives and investment policies. Investment advisory and management services are provided to the Fund by J. & W. Seligman & Co. Incorporated (the "Manager"); the Fund's distributor is Seligman Financial Services, Inc., an affiliate of the Manager.

     The investment objective of the SELIGMAN U.S. GOVERNMENT SECURITIES SERIES (the "Series") is to produce high current income. The Series seeks to achieve its objective by investing primarily in debt obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. While certain debt obligations in the Series are issued or guaranteed by the United States Government or by United States Government-related instrumentalities, such investments are still subject to the risk of market value fluctuations. For a description of the Series' investment objective and policies, including the risk factors associated with an investment in the Series, see "Investment Objective, Policies and Risks." There can be no assurance that the Series' investment objective will be achieved.

     The Series offers three classes of shares. Class A shares are sold subject to an initial sales load of up to 4.75% and an annual service fee currently charged at a rate of up to .25% of the average daily net asset value of the Class A shares. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales load but are subject to a contingent deferred sales load ("CDSL") of 1% on redemptions within eighteen months of purchase. Class B shares are sold without an initial sales load but are subject to a CDSL, if applicable, of 5% on redemptions in the first year after purchase of such shares, declining to 1% in the sixth year and 0% thereafter, an annual distribution fee of .75% and an annual service fee of up to .25% of the average daily net asset value of the Class B shares. Class B shares will convert automatically to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class D shares are sold without an initial sales load but are subject to a CDSL of 1% imposed on redemptions within one year of purchase, an annual distribution fee of up to .75% and an annual service fee of up to .25% of the average daily net asset value of the Class D shares. Any CDSL payable upon redemption of shares will be assessed on the lesser of the current net asset value or the original purchase price of the shares redeemed. No CDSL will be imposed on shares acquired through the reinvestment of dividends or gain distributions received from any class of shares. See "Alternative Distribution System." Shares of the Series may be purchased through any authorized investment dealer.


     This Prospectus sets forth concisely the information a prospective investor should know about the Series before investing. Please read it carefully before you invest and keep it for future reference. Additional information about the Series, including a Statement of Additional Information, has been filed with the Securities and Exchange Commission. The Statement of Additional Information is available upon request and without charge by calling or writing the Fund at the telephone numbers or the address set forth above. The Statement of Additional Information is dated the same date as this Prospectus and is incorporated herein by reference in its entirety.

SHARES IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED
    BY, ANY BANK, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT
      INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
        AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED
              UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           SUMMARY OF SERIES EXPENSES

                                                                          CLASS A             CLASS B           CLASS D
                                                                         ---------          -----------       -----------
                                                                      (Initial Sales      (Deferred Sales   (Deferred Sales
                                                                     Load Alternative)   Load Alternative) Load Alternative)

SHAREHOLDER TRANSACTION EXPENSES
      Maximum Sales Load Imposed on Purchases (as a percentage
         of offering price).............................................   4.75%               None               None
      Sales Load on Reinvested Dividends................................    None               None               None
      Deferred Sales Load (as a percentage of original
         purchase price or redemption proceeds, whichever is lower).....   None;          5% in 1st year    1% in 1st year
                                                                          except 1%       4% in 2nd year    None thereafter
                                                                      in first 18 months   3% in 3rd and
                                                                      if initial sales       4th years
                                                                      load was waived     2% in 5th year
                                                                       in full due to     1% in 6th year
                                                                      size of purchase    None thereafter
      Redemption Fees...................................................    None               None               None
      Exchange Fees.....................................................    None               None               None

ANNUAL SERIES OPERATING EXPENSES  FOR 1997                                CLASS A             CLASS B           CLASS D
                                                                         ---------          -----------       -----------
(as a percentage of average net assets)

      Management Fees...................................................    .50%               .50%               .50%
      12b-1 Fees........................................................    .22%              1.00%*             1.00%*
      Other Expenses....................................................    .51%               .51%               .51%
                                                                           -----              -----              -----
      Total Series Operating Expenses...................................   1.23%              2.01%              2.01%
                                                                           =====              =====              =====



     The purpose of this table is to assist investors in understanding the various costs and expenses which shareholders of the Series bear directly or indirectly. The sales load on Class A shares is a one-time charge paid at the time of purchase of shares. Reductions in initial sales loads are available in certain circumstances. The CDSLs on Class B and Class D shares are one-time charges paid only if shares are redeemed within six years or one year of purchase, respectively. Class A shares are not subject to an initial sales load for purchases of $1,000,000 or more; however, such shares are subject to a contingent deferred sales load, a one-time charge, only if the shares are redeemed within eighteen months of purchase. For more information concerning reductions in sales loads and for a more complete description of the various costs and expenses, see "Purchase of Shares", "Redemption of Shares" and "Management Services" herein. The Series' Administration, Shareholder Services and Distribution Plan to which the caption "12b-1 Fees" relates, is discussed under "Administration, Shareholder Services and Distribution Plan" herein.


EXAMPLE                                                                        1 YEAR     3 YEARS     5 YEARS    10 YEARS
-------                                                                        ------     -------     -------    --------

An investor  would pay the following  expenses on a $1,000
  investment,  assuming (1) 5% annual return and (2)
  redemption at the end of each time period.......................   Class A     $59         $85        $112        $189
                                                                     Class B+     70          93         128         214
                                                                     Class D      30          63         108         234
An investor would pay the following expenses on the same
   investment, assuming no redemption...........................     Class A     $59         $85        $112        $189
                                                                     Class B+     20          63         108         214
                                                                     Class D      20          63         108         234


THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN AND THE 5% ANNUAL RETURN USED IN THIS EXAMPLE IS A HYPOTHETICAL RATE.


----------
  *Includes an annual distribution fee of .75% and an annual service fee of .25%. Pursuant to the Rules of the National Association of Securities Dealers, Inc. the aggregate deferred sales loads and annual distribution fees on Class B and Class D shares of the Series may not exceed 6.25% of total gross sales, subject to certain exclusions. The maximum sales charge rule is applied separately for each class. The 6.25% limitation is imposed on the Series rather than on a per shareholder basis. Therefore, a long-term Class B or Class D shareholder of the Series may pay more in total sales loads (including distribution fees) than the economic equivalent of 6.25% of such shareholder's investment in such shares.

  +The expenses shown for the ten-year period reflect the conversion of Class B shares to Class A shares after 8 years.

                              FINANCIAL HIGHLIGHTS

     The financial highlights for the Series' Class A, Class B and Class D shares for the periods presented below have been audited by Deloitte & Touche LLP, independent auditors. This information, which is derived from the financial and accounting records of the Series should be read in conjunction with the financial statements and notes contained in the Fund's 1997 Annual Report, which is incorporated by reference in the Fund's Statement of Additional Information, copies of which may be obtained free of charge from the Fund at the telephone numbers or address provided on the cover page of this Prospectus.

     "Per share operating performance" data is designed to allow investors to trace the operating performance, on a per share basis, from the beginning net asset value to the ending net asset value so that they can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per share amount.

     "Total return based on net asset value" measures the Class's performance assuming investors purchased shares of the Series at the net asset value as of the beginning of the period, invested dividends and capital gains paid at net asset value and then sold their shares at the net asset value per share on the last day of the period. The total return computations do not reflect any sales loads investors may incur in purchasing or selling shares of the Series. Total returns for periods of less than one year are not annualized.

                                                                         CLASS A

                              ------------------------------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                              ------------------------------------------------------------------------------------------
                                1997      1996    1995     1994      1993     1992    1991     1990      1989      1988
                              -------   ------- -------  -------   -------  ------- -------  --------  -------   -------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning
  of year ..................   $ 6.71    $ 7.15  $ 6.47   $ 7.18    $ 7.19   $ 7.30  $ 6.89    $ 7.04   $ 7.06   $  7.12
                              -------   ------- -------  -------   -------  ------- -------  --------  -------   -------
Net investment income ......      .38       .41     .46      .44       .53      .51     .51       .59      .65       .60
Net realized and unrealized
  investment gain (loss) ...      .17      (.44)    .68     (.71)     (.01)    (.11)    .41      (.15)    (.02)     (.06)
                              -------   ------- -------  -------   -------  ------- -------  --------  -------   -------
Increase (decrease) from
  investment operations ....      .55      (.03)   1.14     (.27)      .52      .40     .92       .44      .63       .54
Dividends paid or declared .     (.38)     (.41)   (.46)    (.44)     (.53)    (.51)   (.51)     (.59)    (.65)     (.60)
                              -------   ------- -------  -------   -------  ------- -------  --------  -------   -------
Net increase (decrease) in
  net asset value ..........      .17      (.44)    .68     (.71)     (.01)    (.11)    .41      (.15)    (.02)     (.06)
                              -------   ------- -------  -------   -------  ------- -------  --------  -------   -------
Net asset value, end of year   $ 6.88    $ 6.71  $ 7.15   $ 6.47    $ 7.18   $ 7.19  $ 7.30    $ 6.89   $ 7.04    $ 7.06
                              =======   ======= =======  =======   =======  ======= =======   ======= ========   =======
TOTAL RETURN BASED ON
  NET ASSET VALUE: .........     8.53%    (0.29)% 18.15%   (3.88)%    7.46%    5.78%  14.05%     6.37%    9.25%     7.84%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets   1.23%     1.14%   1.14%    1.10%     1.11%    1.05%   1.10%     1.06%    1.09%     1.09%
Net investment income to
  average net assets .......     5.68%     6.05%   6.71%    6.49%     7.22%    7.17%   7.39%     8.66%    9.16%     8.33%
Portfolio turnover .........   193.90%   175.25% 213.06%  445.18%   170.35%  126.17%  95.46%   306.05%  226.25%   263.15%
Net assets, end of year
  (000s omitted) ...........   $45,426   $46,889 $55,061  $54,714   $69,805  $55,732 $64,440   $71,735  $83,850  $106,720



                                     CLASS B                               CLASS D
                                    ---------     --------------------------------------------    ---------
                                     1/1/97*                       YEAR ENDED                      9/21/93*
                                       TO                         DECEMBER 31,                        TO
                                    --------      --------------------------------------------     --------
                                    12/31/97       1997        1996         1995        1994       12/31/93
                                    --------      -------     -------      -------     -------     --------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning
  of period                          $ 6.73      $ 6.73       $ 7.16      $ 6.48       $ 7.20      $ 7.33
                                    -------     -------      -------     -------      -------     -------
Net investment income                   .33         .33          .36         .40          .37         .09
Net realized and unrealized
  investment gain (loss)                .16         .16        (.43)         .68         (.72)       (.13)
                                    -------     -------      -------     -------      -------     -------
Increase (decrease) from
  investment operations                 .49         .49         (.07)       1.08         (.35)       (.04)
Dividends paid or declared             (.33)       (.33)        (.36)       (.40)        (.37)       (.09)
                                    -------     -------      -------     -------      -------     -------
Net increase (decrease) in net
  asset value                           .16         .16         (.43)        .68         (.72)       (.13)
                                    -------     -------      -------     -------      -------     -------
Net asset value, end of period       $ 6.89      $ 6.89       $ 6.73      $ 7.16       $ 6.48      $ 7.20
                                    =======     =======      =======     =======      =======     =======
TOTAL RETURN BASED ON NET ASSET
   VALUE:                              7.32%       7.53%        (0.92)%    17.10%       (5.05)%     (0.65)%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets         2.01%       2.01%        1.92%       2.01%        2.22%       2.09%+
Net investment income to average
  net assets                           4.90%       4.90%        5.27%       5.84%        5.40%       5.28%+
Portfolio turnover                   193.90%     193.90%      175.25%     213.06%      445.18%     170.35%++
Net assets, end of period
  (000s omitted)                      $3,219     $12,350       $9,283      $8,181       $6,062      $2,317


----------
  *Commencement of offering of shares.

  +Annualized.

 ++For the year ended December 31, 1993.

ALTERNATIVE DISTRIBUTION SYSTEM

     The Series offers three classes of shares. Class A shares are sold to investors who have concluded that they would prefer to pay an initial sales load and have the benefit of lower continuing fees. Class B shares are sold to investors choosing to pay no initial sales load, a higher distribution fee and a CDSL with respect to redemptions within six years of purchase and who desire shares to convert automatically to Class A shares after eight years. Class D shares are sold to investors choosing to pay no initial sales load, a higher distribution fee and, with respect to redemptions within one year of purchase, a CDSL. The Alternative Distribution System allows investors to choose the method of purchasing shares that is most beneficial in light of the amount of the purchase, the length of time the shares are expected to be held and other relevant circumstances. Investors should determine whether under their particular circumstances it is more advantageous to incur an initial sales load and be subject to lower ongoing fees, as discussed below, or to have the entire initial purchase price invested in the Series with the investment thereafter being subject to higher ongoing fees and either a CDSL for a six-year period with automatic conversion to Class A shares after eight years or a CDSL for a one-year period with no automatic conversion to Class A shares.

     Investors who expect to maintain their investment for an extended period of time might choose to purchase Class A shares because over time the accumulated continuing distribution fees of Class B and Class D shares may exceed the initial sales load and lower ongoing fee of Class A shares. This consideration must be weighed against the fact that the amount invested in the Series will be reduced by the initial sales load on Class A shares deducted at the time of purchase. Furthermore, the higher distribution fees on Class B and Class D shares will be offset to the extent any return is realized on the additional funds initially invested therein that would have been equal to the amount of the initial sales load on Class A shares.

     Investors who qualify for reduced initial sales loads, as described under "Purchase of Shares" below, might also choose to purchase Class A shares because the initial sales load deducted at the time of purchase would be less. However, investors should consider the effect of the 1% CDSL imposed on shares on which the initial sales load was waived because the amount of Class A shares purchased was $1,000,000 or more. In addition, Class B shares will be converted into Class A shares after a period of approximately eight years, and thereafter investors will be subject to lower ongoing fees. Shares purchased through reinvestment of dividends and distributions on Class B shares also will convert automatically to Class A shares along with the underlying shares on which they were earned.

     Alternatively, some investors might choose to have all of their funds invested initially in Class B or Class D shares, although remaining subject to a higher continuing distribution fee and, for a six-year or one-year period, a CDSL as described below. For example, an investor who does not qualify for reduced sales loads would have to hold Class A shares for more than 6.33 years for the Class B or Class D distribution fee to exceed the initial sales load plus the distribution fee on Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class B and Class D shares' 1% distribution fee, other expenses charged to each class, fluctuations in net asset value or the effect of the return on the investment over this period of time.

     Investors should bear in mind that the total asset based sales charges (i.e., the higher continuing distribution fee plus the CDSL) on Class B shares that are redeemed may exceed the total asset based sales charges that would be payable on the same amount of Class A or Class D shares, particularly if the Class B shares are redeemed shortly after purchase or if the investor qualifies for a reduced sales load on the Class A shares.

     Investors should understand that the purpose and function of the initial sales load (and deferred sales load, when applicable) with respect to Class A shares is the same as those of the deferred sales loads and higher distribution fees with respect to Class B and Class D shares in that the sales loads and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Series.

     Class B and Class D shares are subject to the same ongoing distribution fees but Class D shares are subject to a CDSL for a shorter period of time (one year as opposed to six years) than Class B shares. However, unlike Class D shares, Class B shares automatically convert to Class A shares, which are subject to lower ongoing fees.

     The three classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the Investment Company Act of 1940, as amended (the "1940 Act"), or Massachusetts law. The net income attributable to each class and dividends payable on the shares of each class will be reduced by the amount of distribution and other expenses of each class. Class B and Class D shares bear higher distribution fees, which will cause the Class B and Class D shares to pay lower dividends than the Class A shares. The three classes also have separate exchange privileges.

     The Trustees of the Fund believe that no conflict of interest currently exists between the Class A, Class B and Class D shares of the Series. On an ongoing basis, the Trustees, in the exercise of their fiduciary duties under the 1940 Act and Massachusetts law, will seek to ensure that no such conflict arises. For this purpose, the Trustees will monitor the Series for the existence of any material conflict among the classes and will take such action as is reasonably necessary to eliminate any such conflicts that may develop.

     DIFFERENCES BETWEEN CLASSES. The primary differences between Class A, Class B and Class D shares are their sales load structures and ongoing expenses as set forth below. The primary differences between Class B and Class D shares are that Class D shares are subject to a shorter CDSL period and a lower CDSL rate but Class B shares automatically convert to Class A shares after eight years, resulting in a reduction in ongoing fees. Investors in Class B shares should take into account whether they intend to redeem their shares within the CDSL period and, if not, whether they intend to remain invested until the end of the conversion period and thereby take advantage of the reduction in ongoing fees resulting from the conversion to Class A shares. Other investors, however, may elect to purchase Class D shares if they determine that it is advantageous to have all their assets invested initially and they are uncertain as to the length of time they intend to hold their assets in the Series or another mutual fund in the Seligman Group for which the exchange privilege is available. Although Class D shareholders are subject to a shorter CDSL period at a lower rate, they forgo the Class B automatic conversion feature, making their investment subject to higher distribution fees for an indefinite period of time. Each class has advantages and disadvantages for different investors, and investors should choose the class that best suits their circumstances and their objectives.


                              ANNUAL 12B-1 FEES
         INITIAL              (AS A % OF AVERAGE
         SALES LOAD           DAILY NET ASSETS)         OTHER INFORMATION
         ----------           ---------------           ---------------
CLASS A  Maximum initial      Service fee of            Initial sales load
         sales load of        .25%.                     waived or reduced
         4.75% of the                                   for certain
         public offering                                purchases.
         price.                                         CDSL of 1%
                                                        on redemptions
                                                        within 18 months
                                                        of purchase on
                                                        shares on which
                                                        initial sales load was
                                                        waived in full due to
                                                        the size of purchase.


CLASS B  None                 Service fee of            CDSL of:
                              .25%; Distribution        5% in 1st year
                              fee of .75% until         4% in 2nd year
                              conversion.*              3% in 3rd and
                                                        4th  years
                                                        2% in 5th  year
                                                        1% in 6th year
                                                        0% after 6th year.

CLASS D  None                 Service fee of            CDSL of 1% on
                              .25%; Distribution        redemptions
                              fee of up to .75%.        within one year of
                                                        purchase.


*Conversion occurs at the end of the month which precedes the 8th anniversary of the purchase date. If Class B shares of the Series are exchanged for Class B shares of another Seligman Mutual Fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period of the shares exchanged will be tacked onto the holding period of the shares acquired.

INVESTMENT OBJECTIVE, POLICIES AND RISKS

     The Fund is a diversified open-end management investment company organized under the laws of the Commonwealth of Massachusetts by a Declaration of Trust dated July 27, 1984. The Fund offers one other separate investment series: the Seligman High-Yield Bond Series. The High-Yield Bond Series' investment objective and policies and other important information with respect to its operations are set forth in a separate Prospectus.

     The objective of the Series is to produce high current income. The Series seeks to achieve its objective by investing at least 80% of the value of its total assets in direct obligations of the U.S. Treasury, such as Treasury Bills, Treasury Notes and Treasury Bonds, and in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and backed by the full faith and credit of the U.S. Government which have maturities greater than one year at the date of purchase by the Series, except for temporary defensive purposes. This investment policy is a fundamental policy and may not be changed by the Trustees of the Fund without the vote of a majority of the Series' outstanding voting securities (as defined below). There can be no assurance that the Series' investment objective will be obtained.

     The Series may invest up to 20% of the value of its total assets in direct obligations of the U.S. Treasury and in securities issued or guaranteed by the United States Government, its agencies or instrumentalities which have maturities of less than one year at the date of purchase by the Series. Obligations issued by U.S. Government agencies include obligations issued by such entities as Federal Land Banks, Federal Home Loan Banks and the Government National Mortgage Association ("GNMA"). "GNMA Certificates" or "GNMAs," represent interests in pools of residential mortgages. The timely payment of principal and interest is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. GNMAs differ from other forms of debt securities which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, GNMAs provide a "pass through" of monthly payments of interest and principal made by the borrowers on their residential mortgage loans, net of certain expenses. A pool's stated maturity may be shortened by prepayments of principal on the underlying mortgage obligations. Factors affecting mortgage prepayments include, among other things, the level of interest rates, general economic and social conditions and the location and age of the mortgage. Such prepayments may shorten the effective maturity of GNMAs. High interest rate mortgages are more likely to be prepaid than lower rate mortgages; consequently, the effective maturities of GNMAs with pass through payments of higher rate mortgages are likely to be shorter than those of obligations with pass through payments of lower rate mortgages.


     RISK FACTORS. U.S. government securities are considered among the safest of fixed-income investments; however, their market values, like those of other debt securities, will fluctuate with changes in interest rates. The net asset value of the Series' shares will fluctuate with changes in the market value of its portfolio securities and the Series' yield will vary based on the yield of its portfolio securities. Generally, as interest rates decline, the value of the U.S. government securities held by the Series will increase. Conversely, if interest rates rise, the value of the securities held by the Series will decline. This effect is usually more pronounced for longer-term securities, which generally tend to produce higher yields but are subject to greater market fluctuations as a result of changes in interest rates than debt securities with shorter maturities. Neither the Series' net asset value nor its yield is guaranteed by the U.S. government.

     Mortgage-backed securities in which the Series invests may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment. Although the extent of prepayments on a pool of mortgage loans depends on various factors, including the prevailing interest rates and general economic conditions, mortgage prepayments generally increase during a period of declining interest rates and decrease with rising interest rates. Prepayments in-crease the amounts available for reinvestment by the Series and such amounts would have to be reinvested at lower interest rates. In addition, prepayments on underlying mortgages result in a loss of anticipated interest, and the actual yield to the Series may be different than the quoted yield on the securities. As a result, when interest rates are declining, the value of mortgage-backed securities may not increase as much as other fixed-income securities of comparable maturities, although they may have a similar risk of decline when interest rates rise.

     YEAR 2000 RISKS. The Series is dependent upon service providers and their computer systems for its day-to-day operations, and many of the Series' service providers in turn depend upon computer systems of other persons. Many computer systems currently cannot properly recognize or process date sensitive information relating to the year 2000 and beyond. The Manager, Seligman Financial Services, Inc., and the Series' custodian have been evaluating the impact the year 2000 issue may have on their computer systems. They expect that any modifications to their computer systems necessary to address the year 2000 issue will be made and tested in a timely manner. They are also working with vendors and other persons whose systems are linked to theirs to obtain satisfactory assurances regarding the year 2000 issue. Seligman Data Corp., which provides certain corporate and shareholder account services to the Series at cost, has informed the Series that it does not expect that the cost to the Series of its services will increase materially as a result of the modifications to its computer systems necessary to prepare for the year 2000. The costs of systems remediation by persons other than Seligman Data Corp. will not be borne directly by the Series. There can be no assurance that the remedial actions taken by the Series' service providers will be sufficient or timely. Inadequate remediation could have an adverse effect on the Series' operations, including pricing and securities trading and settlement, and the provision of shareholder services.


     LENDING OF PORTFOLIO SECURITIES. The Series may lend portfolio securities to brokers or dealers, banks, or other institutional borrowers of securities. The borrower must maintain with the Series cash or equivalent collateral such as Treasury Bills, equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Series any income accruing on the loaned securities and the Series may invest the cash collateral and earn additional income or may receive an agreed upon amount of interest income from the borrower. The lending of portfolio securities may involve certain risks such as: 1) an increase in the market value of the borrowed securities without a corresponding increase in the value of the posted collateral might result in an imbalance in value between the borrowed securities and the collateral; 2) in the event the borrower sought protection under the Federal bankruptcy laws, repayment of the borrowed securities to the Fund might be delayed; and 3) the borrower might refuse to repay the borrowed securities. The Series may lend portfolio securities to the extent that the Manager deems appropriate in seeking to achieve the Series' investment objective and with only a prudent degree of risk.

     REPURCHASE AGREEMENTS. The Series may enter into repurchase agreements with commercial banks and with broker/dealers to invest cash for the short-term. A repurchase agreement is an agreement under which the Series acquires a money market instrument, generally a U.S. Government obligation qualified for purchase by the Series, subject to resale at an agreed upon price and date. Such resale price reflects an agreed upon interest rate effective for the period of time the instrument is held by the Series and is unrelated to the interest rate on the instrument. Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, decline in value of the underlying securities and loss of interest. Repurchase agreements usually are for short periods, such as one week or less, but may be for longer periods. Although the Series may enter into repurchase agreements with respect to any money market instruments qualified for purchase, such agreements generally involve U.S. Government securities and will only involve securities issued or guaranteed by the U.S. Government. As a matter of fundamental policy, the Series will not enter into repurchase agreements of more than one week's duration if more than 10% of its total assets would be invested in such agreements and in restricted and other illiquid securities.

     WHEN-ISSUED SECURITIES. The Series may purchase securities on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. Although the Series will only purchase a security on a when-issued basis with the intention of actually acquiring the securities, the Series may sell these securities before the purchase settlement date if it is deemed advisable.

     Securities held by the Series and securities purchased on a when-issued basis are subject to changes in market value based upon investors' perceptions of the creditworthiness of the issuer and upon changes, real or anticipated, in the level of interest rates. If the Series remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, the market value of the Series' assets may fluctuate more than otherwise would be the case. Purchasing a security on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security so purchased.

     An account for the Series consisting of cash or liquid high-grade debt securities equal to the amount of the when-issued commitments will be established with the Series' Custodian, and marked to market daily, with additional cash or liquid high-grade debt securities added when necessary. When the time comes to pay for when-issued securities, the Series will meet its respective obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although they would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the Series' payment obligations). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital gain or loss.

     GENERAL. Except as noted above or in the Statement of Additional Information, the foregoing investment policies are not fundamental and the Trustees of the Fund may change such policies without the vote of a majority of the outstanding voting securities of the Series. As a matter of policy, the Trustees will not change the Series' investment objective of producing high current income without such a vote. Under the 1940 Act a "vote of a majority of the outstanding voting securities" of the Series means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Series or (2) 67% or more of the shares of the Series present at a shareholders' meeting if more than 50% of the outstanding shares of the Series are represented at the meeting in person or by proxy.



MANAGEMENT SERVICES

     The Trustees provide broad supervision over the affairs of the Series and the Fund as a whole. Pursuant to a Management Agreement approved by the Trustees and the shareholders of the Series, the Manager manages the investments of the Series and administers the business and other affairs of the Series. The address of the Manager is 100 Park Avenue, New York, NY 10017.

     The Manager also serves as manager of seventeen other investment companies which, together with the Fund, comprise the "Seligman Group." These companies are: Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Henderson Global Fund Series, Inc., Seligman Income Fund, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman Quality Municipal Fund, Inc., Seligman Select

Municipal Fund, Inc., Seligman Value Fund Series, Inc. and Tri-Continental Corporation. The aggregate assets of the Seligman Group were approximately $20.2 billion at March 31, 1998. The Manager also provides investment management or advice to institutional and other accounts having an aggregate value at March 31, 1998 of approximately $7.4 billion.


     Mr. William C. Morris is Chairman of the Manager and Chairman of the Board and Chief Executive Officer of the Fund. Mr. Morris owns a majority of the outstanding voting securities of the Manager.

     The Manager provides senior management for Seligman Data Corp., a wholly-owned subsidiary of certain investment companies in the Seligman Group, which performs, at cost, certain recordkeeping functions for the Series, maintains the records of shareholder accounts and furnishes dividend paying, redemption and related services.


     The Manager is entitled to receive a management fee, calculated daily and payable monthly, equal to .50% of the daily average net assets of the Series on an annual basis. The Fund pays all of its expenses other than those assumed by the Manager. The Fund's expenses are allocated among the series of the Fund in a manner determined by the Trustees to be fair and equitable. Total expenses of the Series' Class A, Class B and Class D shares for the year ended December 31, 1997 amounted to 1.23%, 2.01% and 2.01%, respectively, of the average daily net assets of such class.

     PORTFOLIO MANAGEMENT. Mr. Leonard J. Lovito, Vice President of the Manager, has been Vice President and Portfolio Manager of the Series since January 1994. Mr. Lovito also serves as Vice President and Portfolio Manager of Seligman Cash Management Fund, Inc. and Vice President of Seligman Portfolios, Inc. ("SPI") and Portfolio Manager of SPI's Seligman Cash Management Portfolio and Seligman Bond Portfolio. Mr. Lovito joined the Manager in 1984 as a fixed income trader.

     The Portfolio Manager's discussion of the Series' performance as well as a line graph illustrating comparative performance information between the Series and the Lipper General U.S. Government Bond Funds Average, Lipper General U.S. Government Bond Fund Index and the Lehman Brothers Government Bond Index is included in the Series' 1997 Annual Report to Shareholders. Copies of the 1997 Annual Report may be obtained, without charge, by calling or writing the Series at the telephone numbers or address listed on the cover page of this Prospectus.


     PORTFOLIO TRANSACTIONS. Fixed-income securities are generally traded on the over-the-counter market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. The Series will engage in transactions with these dealers or deal directly with the issuer. Prices paid to dealers will generally include a "spread," i.e., the difference between the prices at which a dealer is willing to purchase or to sell the security at that time. The Management Agreement recognizes that in the purchase and sale of portfolio securities, the Manager will seek the most favorable price and execution and consistent with that policy, may give consideration to the research, statistical and other services furnished by dealers to the Manager for its use in connection with its services to the Fund as well as to other clients.

     Consistent with the Rules of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees of the Fund may determine, the Manager may consider sales of shares of the Series and, if permitted under applicable laws, may consider sales of shares of the other mutual funds in the Seligman Group as a factor in the selection of brokers or dealers to execute portfolio transactions for the Series.

     PORTFOLIO TURNOVER. A change in securities held by the Series is known as "portfolio turnover" which may result in the payment by the Series of dealer spreads or underwriting commissions and other transactions costs on the sale of securities as well as on the reinvestment of the proceeds in other securities. Higher portfolio turnover involves greater transactions costs and a possible increase in short-term capital gains or losses. Although it is the policy of the Series to hold securities for investment, changes will be made from time to time when the Manager believes such changes will strengthen the Series' portfolio. The portfolio turnover rate will vary from year to year as well as within a year and has exceeded 100% in recent years.


PURCHASE OF SHARES

     Seligman Financial Services, Inc. ("SFSI"), an affiliate of the Manager, acts as general distributor of the Series' shares. Its address is 100 Park Avenue, New York, NY 10017.

     The Fund issues three classes of shares: Class A shares are sold to investors choosing the initial sales load alternative; Class B shares are sold to investors choosing to pay no initial sales load, a higher distribution fee and a CDSL with respect to redemptions within six years of purchase and who desire shares to convert automatically to Class A shares after eight years; and Class D shares are sold to investors choosing no initial sales load, a higher distribution fee and a CDSL on redemptions within one year of purchase. See "Alternative Distribution System" above.


     Shares of the Series may be purchased through any authorized investment dealer. All orders will be executed at the net asset value per share next determined after receipt of the purchase order plus, in the case of Class A shares, a sales load which, except for shares purchased under one of the reduced sales load plans, will vary with the size of the purchase as shown in the schedule under "Class A Shares -- Initial Sales Load" below.


     THE MINIMUM AMOUNT FOR INITIAL INVESTMENT IN THE SERIES IS $1,000; SUBSEQUENT INVESTMENTS MUST BE IN THE MINIMUM AMOUNT OF $100 (EXCEPT FOR
INVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS). THE FUND RESERVES THE RIGHT TO RETURN INVESTMENTS WHICH DO NOT MEET THESE MINIMUMS. EXCEPTIONS TO THESE MINIMUMS ARE AVAILABLE FOR ACCOUNTS BEING ESTABLISHED CONCURRENTLY WITH THE INVEST-A-CHECK(R) SERVICE. THE MINIMUM AMOUNT FOR INITIAL INVESTMENT IN THE SELIGMAN TIME HORIZON MATRIXSM ASSET ALLOCATION PROGRAM IS $10,000. FOR INFORMATION ABOUT THIS PROGRAM, CONTACT YOUR FINANCIAL ADVISOR.


     The minimum amount for initial investment in the Series is $500 for investors who purchase shares of the Fund through Merrill Lynch's MFA or MFA Select programs. There is no minimum investment required for investors who purchase shares of the Series through wrap fee programs.

     Purchase orders placed for Class B shares must be for LESS THAN $250,000.

     Orders received by an authorized dealer by the close of regular trading on the New York Stock Exchange ("NYSE") (normally, 4:00 p.m. Eastern time) and accepted by SFSI before the close of business (5:00 p.m. Eastern time) on the same day will be executed at the Series' net asset value determined as of the close of regular trading on the NYSE on that day plus, in the case of Class A shares, any applicable sales load. Orders accepted by dealers after the close of regular trading on the NYSE, or received by SFSI after the close of business, will be executed at the Series' net asset value as next determined plus, in the case of Class A shares, any applicable sales load. The authorized dealer through which a shareholder purchases shares is responsible for forwarding the order to SFSI promptly.


     Payment for dealer purchases may be made by check or by wire. To wire payment, dealer orders must first be placed through SFSI's order desk and assigned a purchase confirmation number. Funds in payment of the purchase may then be wired to Mellon Bank, N.A., ABA #043000261, A/C Seligman U.S. Government Securities Series (A, B or D), A/C #107-1011. WIRE TRANSFERS MUST INCLUDE THE PURCHASE CONFIRMATION NUMBER AND CLIENT ACCOUNT REGISTRATION AND ACCOUNT NUMBER. Persons other than dealers who wish to wire payment should contact

Seligman Data Corp. for specific wire instructions. Although the Fund makes no charge for this service, the transmitting bank may impose a wire service fee.


     Current shareholders may purchase additional shares of the Series through any authorized dealer or by sending a check payable to the "Seligman Group of Funds" in our postage-paid return envelope or directly to P.O. BOX 9766, PROVIDENCE, RI 02940-9766. Checks for investment must be in U.S. dollars drawn on a domestic bank. The check should be accompanied by an investment slip (provided on the bottom of shareholder account statements or with periodic reports) and include the shareholder's name, address, account number, name of Series and class of shares (A, B or D). Checks sent directly to Seligman Data Corp. and received in good order will be invested at the Series' net asset value determined as of the close of regular trading on the NYSE on that day plus, in the case of Class A shares, any applicable sales load.

     IF A SHAREHOLDER DOES NOT PROVIDE THE REQUIRED INFORMATION, SELIGMAN DATA CORP. WILL SEEK FURTHER CLARIFICATION AND MAY BE FORCED TO RETURN THE CHECK TO THE SHAREHOLDER. IF ONLY THE CLASS DESIGNATION IS MISSING, THE INVESTMENT WILL AUTOMATICALLY BE MADE IN CLASS A SHARES FOR NEW ACCOUNTS OR IN THE SHAREHOLDER'S EXISTING CLASS FOR ADDITIONAL PURCHASES. Credit card convenience checks and third party checks (i.e., checks made payable to someone other than the "Seligman Group of Funds") may not be used to open a new fund account or purchase additional shares of the Series.

     Seligman Data Corp. may charge a $10.00 service fee for checks returned to it as uncollectable. This charge may be deducted from the shareholder's account. For the protection of the Fund and its shareholders, no redemption proceeds will be remitted to a shareholder with respect to shares purchased by check (unless certified) until Seligman Data Corp. receives notice that the check has cleared, which may be up to 15 days from the credit of the shares to the shareholder's account.

     Current shareholders may also purchase additional shares by having funds electronically transferred directly from an employer, the Internal Revenue Service or other government agency, or any institution capable of transmitting payments through the Automated Clearing House ("ACH") network. Purchases may be one-time transactions, or, for those institutions that offer direct deposit programs, may be made on a systematic basis. To utilize this service, the following bank information must be provided to the paying institution:

                                Mellon Bank, N.A.
                                 ABA #043000261
                            A/C No. 600FFFNNNNNNNNNN

     "600" IDENTIFIES THE SELIGMAN GROUP OF FUNDS, "FFF" IS THE FUND CODE REPRESENTING THE FUND AND CLASS OF SHARES IN WHICH THE PURCHASE SHOULD BE MADE (this code is available on the back of all shareholder account statements), AND "NNNNNNNNNN" INDICATES THE SHAREHOLDER'S TEN-DIGIT ACCOUNT NUMBER. In addition, the shareholder must indicate that this is a checking account at Mellon Bank. For IRA and group retirement accounts, all electronic purchases will be designated as current year contributions. For more information about this service, please contact Seligman Data Corp.

     VALUATION. The net asset value of the Series' shares is determined each day, Monday through Friday, as of the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) on each day that the NYSE is open for business. Net asset value is calculated separately for each class. Securities are valued at market value or, in the absence thereof, at fair value as determined in accordance with procedures approved by the Fund's Trustees. Short-term holdings maturing in 60 days or less are valued at amortized cost if their original maturity was 60 days or less and securities purchased with maturities in excess of 60 days which currently have maturities of 60 days or less are valued by amortizing their fair market value on the 61st day prior to maturity.

     Although the legal rights of Class A, Class B and Class D shares are substantially identical, the different expenses borne by each class will result in different net asset values and dividends. The net asset value of Class B and Class D shares will generally be lower than the net asset value of Class A shares as a result of the higher distribution fees charged to Class B and Class D shares.

     CLASS A SHARES--INITIAL SALES LOAD. Class A shares are subject to an initial sales load which varies with the size of the purchase as shown in the following schedule, and an annual service fee of up to .25% of the average daily net asset value of Class A shares. See "Administration, Shareholder Services and Distribution Plan" below.

--------------------------------------------------------------------------------
                       CLASS A SHARES--SALES LOAD SCHEDULE



                                 SALES LOAD AS A    REGULAR
                                  PERCENTAGE OF      DEALER
                               ------------------   DISCOUNT
                                       NET AMOUNT     AS A
                                        INVESTED      %OF
                              OFFERING (NET ASSET  OFFERING
  AMOUNT OF PURCHASE            PRICE    VALUE)      PRICE
  -----------------------      -------  ---------   -------
  Less than  $      50,000      4.75%     4.99%     4.25%
  $     50,000-     99,999      4.00      4.17      3.50
       100,000-    249,999      3.50      3.63      3.00
       250,000-    499,999      2.50      2.56      2.25
       500,000-    999,999      2.00      2.04      1.75
     1,000,000-   or more*         0         0         0


 *Shares  acquired at net asset value  pursuant  to the above  schedule  will be subject to a CDSL of 1% if redeemed within 18 months of purchase. See "Purchase of Shares--Contingent Deferred Sales Load."
--------------------------------------------------------------------------------

     There is no initial sales load on purchases of Class A shares of $1,000,000 or more ("NAV sales"); however, such shares are subject to a CDSL of 1% if redeemed within eighteen months of purchase.

     SFSI shall pay broker/dealers, from its own resources, a fee on NAV sales, calculated as follows: 1.00% of NAV sales up to but not including $2 million;
 .80% of NAV sales from $2 million up to but not including $3 million; .50% of NAV sales from $3 million up to but not including $5 million; and .25% of NAV sales from $5 million and above. The calculation of the fee will be based on assets held by a "single person" as defined below.


     SFSI shall also pay broker/dealers, from its own resources, a fee on assets of certain Class A shares of the Seligman Mutual Funds, including the Series, participating in an "eligible employee benefit plan" (as defined below under "Special Programs") that are attributable to the particular broker/dealer. The shares eligible for the fee are those on which an initial sales load was not paid because either the participating eligible employee benefit plan has at least (i) $500,000 invested in the Seligman Group of Mutual Funds or (ii) 50 eligible employees to whom such plan is made available. Class A shares representing only an initial purchase of Seligman Cash Management Fund are not eligible for the fee. Such shares will become eligible for the fee once they are exchanged for shares of another Seligman Mutual Fund. The payment is based on cumulative sales for each Plan during a calendar year, or portion thereof. The payment schedule, for each calendar year, is as follows: 1.00% of sales up to but not including $2 million; .80% of sales from $2 million up to but not including $3 million; .50% of sales from $3 million up to but not including $5 million; and .25% of sales from $5 million and above.


     REDUCED SALES LOADS. Reductions in initial sales loads apply to purchases of Class A shares by a "single person," including an individual, members of a family unit comprising husband, wife, and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated with purchases made on behalf of any other fiduciary or individual account.

     Shares purchased without an initial sales load in accordance with the sales load schedule or pursuant to a Volume Discount, Right of Accumulation or Letter of Intent are subject to a CDSL of 1% on redemptions within eighteen months of purchase.

     o VOLUME DISCOUNTS are provided if the total amount being invested in Class A shares of the Series alone, or in any combination of shares of the Seligman Mutual Funds that are sold with an initial sales load, reaches levels indicated in the above sales load schedule.


     o THE RIGHT OF ACCUMULATION allows an investor to combine the amount being invested in shares of any Seligman Mutual Fund sold with an initial sales load with the total net asset value of shares already owned that were sold with an initial sales load, including shares of Seligman Cash Management Fund that were acquired by the investor through an exchange of shares of another Seligman Mutual Fund on which there was an initial sales load, to determine reduced sales loads in accordance with the sales load schedule. An investor or a dealer purchasing shares on behalf of any investor must indicate that the investor has existing accounts when making investments or opening new accounts.

     o A LETTER OF INTENT allows an investor to purchase Class A shares of the Series over a 13-month period at reduced initial sales loads, based on the total amount of shares the investor intends to purchase plus the total net asset value of shares of the other Seligman Mutual Funds already owned that were sold with an initial sales load and the total net asset value of shares of Seligman Cash Management Fund that were acquired through an exchange of shares of another Seligman Mutual Fund on which there was an initial sales load. An investor or a dealer purchasing Class A shares on behalf of any investor must indicate that the investor has existing accounts when making investments or opening new accounts. For more information concerning terms of Letters of Intent, see "Terms and Conditions."


     SPECIAL PROGRAMS. The Series may sell Class A shares at net asset value to present and retired directors, trustees, officers, employees and their spouses (and family members of the foregoing) of the Fund, the other investment companies in the Seligman Group, the Manager and other companies affiliated with the Manager. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales also may be made to employee benefit and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by the Manager or any affiliate.

     Class A shares also may be issued without an initial sales load in connection with the acquisition of cash and securities owned by other investment companies; to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in Series shares; to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act; to registered representatives and employees (and their spouses and minor children) of any dealer that has a sales agreement with SFSI; to financial institution trust departments; to registered investment advisers exercising discretionary investment authority with respect to the purchase of Series shares; to accounts of financial institutions or broker/dealers that charge account management fees, provided the Manager or one of its affiliates has entered into an agreement with respect to such accounts; pursuant to sponsored arrangements with organizations which make recommendations to or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of the Series; to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside directors; and to "eligible employee benefit plans" which have at least (i) $500,000 invested in the Seligman Mutual Funds or (ii) 50 eligible employees to whom such plan is made available. "Eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Series shares. Sales of shares to such plans must be made in connection with a payroll deduction system of plan funding or other system acceptable to Seligman Data Corp.


     Section 403(b) plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or number of eligible employees. Employee benefit plans eligible for net asset value sales, as described above, will be subject to a CDSL of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination. Sales pursuant to a 401(k) or other retirement alliance program the sponsor of which has an agreement with SFSI pursuant to which shares are made available at net asset value are not subject to a CDSL.


     CLASS B SHARES. Class B shares are sold without an initial sales load but are subject to a CDSL if the shares are redeemed within six years of purchase at rates set forth in the table below, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

YEARS SINCE PURCHASE                                  CDSL
--------------------                                  ----
less than 1 year......................................   5%
1 year or more but less than 2 years..................   4%
2 years or more but less than 3 years.................   3%
3 years or more but less than 4 years.................   3%
4 years or more but less than 5 years.................   2%
5 years or more but less than 6 years.................   1%
6 years or more.......................................   0%


     Class B shares are also subject to an annual distribution fee of .75% and an annual service fee of up to .25% of the average daily net asset value of the Class B shares. SFSI will make a 4% payment to dealers in respect of purchases of Class B shares. Approximately eight years after purchase, Class B shares will convert automatically to Class A shares, which are subject to an annual service fee of .25% but no distribution fee. Shares purchased through reinvestment of dividends and capital gain distributions on Class B shares also will convert automatically to Class A shares along with the underlying shares on which they were earned. Conversion occurs at the end of the month which precedes the eighth anniversary of the purchase date. If Class B shares of the Series are exchanged for Class B shares of another Seligman Mutual Fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period of the shares exchanged will be tacked onto the holding period of the shares acquired. Class B shareholders of the Series exercising the exchange privilege will continue to be subject to the Series' CDSL schedule if such schedule is higher or longer than the CDSL schedule relating to the new Class B shares. In addition, Class B shares of the Series acquired by exchange will be subject to the Series' CDSL schedule if such schedule is higher or longer than the CDSL schedule relating to the original Class B shares.

     CLASS D SHARES. Class D shares are sold without an initial sales load but are subject to a 1% CDSL if the shares are redeemed within one year, an annual distribution fee of up to .75% and an annual service fee of up to .25%, of the average daily net asset value of the Class D shares. SFSI will make a 1% payment to dealers in respect of purchases of Class D shares. Unlike Class B shares, Class D shares do not automatically convert to Class A shares after eight years.

     CONTINGENT DEFERRED SALES LOAD. A CDSL will be imposed on redemptions of Class B or Class D shares which were purchased during the preceding six years (for Class B shares) or twelve months (for Class D shares). The amount of any CDSL will be used by SFSI to defray the expense of the payment of 4% (in the case of Class B shares) or 1% (in the case of Class D shares) made by it to Service Organizations (as defined under "Administration, Shareholder Services and Distribution Plan") at the time of sale. Pursuant to an agreement with FEP Capital, L.P. ("FEP") to fund payments in respect of Class B shares, SFSI has agreed to assign any Class B CDSL to FEP.

     A CDSL of 1% will also be imposed on redemptions of Class A shares purchased during the preceding eighteen months if such shares were acquired at net asset value pursuant to the sales load schedule provided under "Class A Shares--Initial Sales Load." Employee benefit plans eligible for net asset value sales as described above under "Special Programs" may be subject to a CDSL of

1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination.


     The 1% CDSL normally imposed on redemptions of certain Class A shares (i.e., those purchased during the preceding eighteen months at net asset value pursuant to the sales load schedule provided under "Class A Shares--Initial Sales Load") will be waived on shares that were purchased through Morgan Stanley Dean Witter & Co. ("Morgan Stanley") by certain Chilean institutional investors (i.e., pension plans, insurance companies and mutual funds). Upon redemption of such shares within an eighteen month period, Morgan Stanley will reimburse SFSI a pro rata portion of the fee it received from SFSI at the time of sale of such shares.

     To minimize the application of a CDSL to a redemption, shares acquired pursuant to the investment of dividends and capital gain distributions (which are not subject to a CDSL) will be redeemed first; followed by shares held for a period of time longer than the applicable CDSL period. Shares held for the longest period of time within the applicable period will then be redeemed. Additionally, for those shares determined to be subject to a CDSL, the CDSL will be assessed on the current net asset value or original purchase price, whichever is less. No CDSL will be imposed on shares acquired though the investment of dividends or capital gain distributions from any Class A, Class B or Class D shares of mutual funds in the Seligman Group.


     For example, assume an investor purchased 100 Class D shares in January at a price of $10.00 per share. During the first year, 5 additional Class D shares were acquired through investment of dividends and distributions. In January of the following year, an additional 50 Class D shares were purchased at a price of $12.00 per share. In March of that year, the investor chooses to redeem $1,500.00 from the account which now holds 155 Class D shares with a total value of $1,898.75 ($12.25 per share). The CDSL for this transaction would be calculated as follows:

Total shares to be redeemed


  (122.449 @ $12.25) as follows:.........     $1,500.00
                                              =========
Dividend/Distribution shares
     (5 @ $12.25)........................     $   61.25


Shares held more than 1 year
     (100 @ $12.25)......................      1,225.00

Shares held less than 1 year subject to
     CDSL (17.449 @ $12.25)..............        213.75
                                              ---------
     Gross proceeds of redemption........     $1,500.00

Less CDSL (17.449 shares @
  $12.00 = $209.39 x 1% = $2.09).........         (2.09)
                                              ---------

     Net proceeds of redemption..........     $1,497.91
                                              =========


     For federal income tax purposes, the amount of the CDSL will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

     The CDSL will be waived or reduced in the following instances:


     (a) on redemptions following the death or disability (as defined in section 72 (m)(7) of the Internal Revenue Code of 1986, as amended (the "Code")) of a shareholder or beneficial owner; (b) in connection with (i) distributions from retirement plans qualified under section 401(a) of the Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to death, disability, retirement, or separation of service), (ii) distributions from a custodial account under section 403 (b)(7) of the Code or an individual retirement account (an "IRA") due to death, disability, minimum distribution requirements after attainment of age 70 1/2, or, for accounts established prior to January 1, 1998, attainment of age 59 1/2, and (iii) a tax-free return of an excess contribution to an IRA; (c) in whole or in part, in connection with shares sold to current and retired Trustees of the Fund; (d) in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of shares of any registered investment management company; (e) in whole or in part, in connection with systematic withdrawals; (f) in connection with participation in the Merrill Lynch Small Market 401(k) Program; and (g) in connection with the redemption of shares of the Series if the Series is combined with another Seligman Mutual Fund, or another similar reorganization transaction.


     If, with respect to a redemption of any Class A, Class B or Class D shares sold by a dealer, the CDSL is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to SFSI promptly upon notice, an amount equal to the payment or a portion of the payment made by SFSI at the time of sale of such shares.



     SFSI may from time to time assist dealers by, among other things, providing sales literature to, and holding informational programs for the benefit of, dealers' registered representatives. Dealers may limit the participation of registered representatives in such informational programs by means of sales incentive programs which may require the sale of minimum dollar amounts of shares of the Seligman Mutual Funds. SFSI may from time to time pay a bonus or other incentive to dealers that sell shares of the Seligman Mutual Funds. In some instances, these bonuses or incentives may be offered only to certain dealers which employ registered representatives who have sold or may sell a significant amount of shares of the Series and/or certain other funds managed by the Manager during a specified period of time. Such bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or outside the United States. The cost to SFSI of such promotional activities and payments shall be consistent with the Rules of the National Association of Securities Dealers, Inc., as then in effect.

TELEPHONE TRANSACTIONS


     A shareholder with telephone transaction privileges, AND THE SHAREHOLDER'S BROKER/DEALER REPRESENTATIVE, has the ability to effect the following transactions via telephone: (i) redemption of Series shares with the proceeds sent to the address of record (up to $50,000 per day per fund account), (ii) exchange of Series shares for shares of the same class of another Seligman Mutual Fund, (iii) change of a dividend and/or capital gain distribution option, and (iv) change of address. In addition, a shareholder who has current bank information on file with Seligman Data Corp. may redeem shares via telephone and have the proceeds electronically transferred from the shareholder's fund account to the shareholder's predesignated bank account. See "Redemption of Shares." All telephone transactions are effected through Seligman Data Corp. at (800) 221-2450.

     FOR INVESTORS WHO PURCHASE  SHARES BY COMPLETING  AND SUBMITTING AN ACCOUNT
APPLICATION: Unless an election is made otherwise on the Account Application, a shareholder and the shareholder's broker/dealer of record, as designated on the Account Application, will automatically receive telephone services. A shareholder must provide bank information on the Account Application or a supplemental election form in order to have redemptions via telephone sent to the shareholder's bank account.

     FOR INVESTORS WHO PURCHASE SHARES THROUGH A BROKER/DEALER: Telephone services for a shareholder and the shareholder's representative may be elected by completing a supplemental election form available from the broker/dealer of record.


     FOR ACCOUNTS REGISTERED AS IRAS: Telephone services will include only exchanges or address changes.


     FOR CORPORATIONS OR GROUP RETIREMENT PLANS: Telephone redemptions are not permitted. Additionally, group retirement plans are not permitted to change a dividend or gain distribution option. Group retirement plans that may allow plan participants to place telephone exchanges directly with the Fund must first provide a letter of authorization signed by the plan's custodian or trustee, and provide a telephone services election form signed by each plan participant.

     All Seligman Mutual Funds with the same account number (i.e., registered exactly the same) as an existing account, including any new fund in which the shareholder invests in the future, will automatically include telephone services if the existing account has telephone services. Telephone services may also be elected at any time on a supplemental telephone services election form.

     For accounts registered jointly (such as joint tenancies, tenants in common and community property registrations), each owner, by accepting or requesting telephone services, authorizes each of the other owners to effect telephone transactions on his or her behalf.

     During times of drastic economic or market changes, a shareholder or the shareholder's representative may experience difficulty in contacting Seligman Data Corp. to request a redemption or exchange of Series shares via telephone. In these circumstances, the shareholder or the shareholder's representative should consider using other redemption or exchange procedures. (See "Redemption of Shares" below.) Use of these other redemption or exchange procedures may result in the request being processed at a later time than if a telephone transaction had been used, and the Series' net asset value may fluctuate during such periods.

     The Fund and Seligman Data Corp. will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These will include: recording all telephone calls requesting account activity, requiring that the caller provide certain requested personal and/or account information at the time of the call for the purpose of establishing the caller's identity, and sending a written confirmation of redemptions, exchanges or address changes to the address of record each time activity is initiated by telephone. As long as the Fund and Seligman Data Corp. follow instructions communicated by telephone that were reasonably believed to be genuine at the time of their receipt, neither they nor any of their affiliates will be liable for any loss to the shareholder caused by an unauthorized transaction. In any instance where the Fund or Seligman Data Corp. is not reasonably satisfied that instructions received by telephone are genuine, the requested transaction will not be executed, and neither they nor any of their affiliates will be liable for any losses which may occur due to a delay in implementing the transaction. If the Fund or Seligman Data Corp. does not follow the procedures described above, the Fund or Seligman Data Corp. may be liable for any losses due to unauthorized or fraudulent instructions. Telephone transactions must be effected through a representative of Seligman Data Corp., i.e., requests may not be communicated via Seligman Data Corp.'s automated telephone answering system. Shareholders, of course, may refuse or cancel telephone services. Telephone services may be terminated by a shareholder at any time by sending a written request to Seligman Data Corp. TELEPHONE SERVICES MAY NOT BE ESTABLISHED BY A SHAREHOLDER'S BROKER/DEALER WITHOUT THE WRITTEN AUTHORIZATION OF THE SHAREHOLDER. Written acknowledgment of the addition of telephone services to an existing account or termination of telephone services will be sent to the shareholder at the address of record.

REDEMPTION OF SHARES


     A shareholder may redeem shares held in book credit ("uncertificated") form without charge, except a CDSL, if applicable, at any time by SENDING A WRITTEN REQUEST to Seligman Data Corp., P.O. Box 9759, Providence, RI 02940-9759; or if request is being sent by overnight delivery service, to 100 Park Avenue, New York, NY 10017. The redemption request must be signed by all persons in whose name the shares are registered. A shareholder may redeem shares that are not in book credit form without charge, except a CDSL, if applicable, by surrendering certificates in proper form to the same address. Certificates should be sent certified or registered mail. Return receipt is advisable; however, this may increase mailing time. Share certificates must be endorsed for transfer or  accompanied  by an endorsed  stock power signed by all share owners exactly as their name(s) appear(s) on the account registration. The shareholder's letter of instruction or endorsed stock power should specify the Series name, account number, class of shares (A, B or D) and the number of shares or dollar amount to be redeemed. The Fund cannot accept conditional redemption requests (i.e., requests to sell shares at a specific price or on a future date). If the redemption proceeds are (i) $50,000 or more, (ii) to be paid to someone other than the shareholder of record (regardless of the amount) or (iii) to be mailed to other than the address of record (regardless of the amount), the signature(s) of the shareholder(s) must be guaranteed by an eligible financial institution including, but not limited to, the following: banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities Transfer Association Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The Fund reserves the right to reject a signature guarantee where it is believed that the Fund will be placed at risk by accepting such guarantee. A signature guarantee is also necessary in order to change the account registration. Notarization by a notary public is not an acceptable signature guarantee. A signature guarantee is not required if redemption proceeds are transferred electronically to the shareholder's predesignated bank account.


     ADDITIONAL DOCUMENTATION MAY ALSO BE REQUIRED BY SELIGMAN DATA CORP. IN THE EVENT OF A REDEMPTION BY A CORPORATION, EXECUTOR, ADMINISTRATOR, TRUSTEE, CUSTODIAN OR RETIREMENT PLAN. FOR FURTHER INFORMATION WITH RESPECT TO REDEMPTION REQUIREMENTS, PLEASE CONTACT THE SHAREHOLDER SERVICES DEPARTMENT OF SELIGMAN DATA CORP. FOR ASSISTANCE.


     In the case of Class A shares (except for shares purchased without an initial sales load due to the size of the purchase), and in the case of Class B shares redeemed after six years and Class D shares redeemed after one year, a shareholder will receive the net asset value per share next determined after receipt of a request in good order. If Class A shares which were purchased without an initial sales load because the purchase amount was $1,000,000 or more are redeemed within eighteen months of purchase, a shareholder will receive the net asset value per share next determined after receipt of a request in good order, less a CDSL of 1% as described under "Purchase of Shares--Class A Shares-Initial Sales Load" above. If Class B shares are redeemed within six years of purchase, a shareholder will receive the net asset value per share next determined after receipt of a request in good order, less the applicable CDSL as described under "Purchase of Shares--Class B Shares" above. If Class D shares are redeemed within one year of purchase, a shareholder will receive the net asset value per share next determined after receipt of a request in good order, less a CDSL of 1% as described under "Purchase of Shares--Class D Shares" above.


     A shareholder also may "sell" shares to the Fund through an investment dealer and, in that way, be certain, providing the order is timely, of receiving the net asset value established at the end of the day on which the dealer is given the repurchase order (less any applicable CDSL). The Fund makes no charge for this transaction, but the dealer may charge a service fee. "Sell" or repurchase orders received from an authorized dealer before the close of the NYSE and received by SFSI, the repurchase agent, before the close of business on the same day will be executed at the net asset value per share determined as of the close of the NYSE on that day, less any applicable CDSL. Repurchase orders received from authorized dealers after the close of the NYSE or not received by SFSI prior to the close of business, will be executed at the net asset value determined as of the close of the NYSE on the next trading day, less any applicable CDSL. Shares held in a "street name" account with a broker/dealer may be sold to the Fund only through a broker/dealer.


     TELEPHONE REDEMPTIONS. Telephone redemptions of uncertificated shares may be made once per day, in an amount of up to $50,000 per fund account. Proceeds will be sent to the address of record. A shareholder whose bank is a member of the ACH network and who has current bank information on file with Seligman Data Corp. may have redemption proceeds transferred electronically to the shareholder's predesignated bank account. Telephone redemption requests received by Seligman Data Corp. at (800) 221-2450 by the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) will be processed at the Series' net asset value determined as of the close of business on that day. Redemption requests by telephone will not be accepted within 30 days following an address change. IRAs, group retirement plans, corporations and trusts for which the name of the current trustee does not appear in the account registration are not eligible for telephone redemptions. The Fund reserves the right to suspend or terminate the telephone redemption service at any time without notice.


     For more information about telephone redemptions and the circumstances under which a shareholder may bear the risk of loss for a fraudulent transaction, see "Telephone Transactions" above.

     CHECK REDEMPTION SERVICE. The Check Redemption Service allows a shareholder who owns or purchases shares in the Series worth $25,000 or more to request Seligman Data Corp. to provide redemption checks to be drawn on the shareholder's account in amounts of $500 or more. The shareholder may elect to use this Service on the Account Application or by later written request to Seligman Data Corp. Shares for which certificates have been issued will not be available for redemption under this service. Holders of Class A shares should bear in mind that check redemptions of Class A shares acquired at net asset value due to the size of the purchase may be subject to a CDSL. Holders of Class B shares may use this service although check redemptions of Class B shares may be subject to a CDSL. Holders of Class D shares may use this service with respect to shares that have been held for at least one year. Dividends continue to be earned through the date preceding the date the check clears for payment. Use of this service is subject to Boston Safe Deposit and Trust Co. rules and regulations covering checking accounts. Separate checkbooks will be furnished for each series of the Fund.

     There is no charge for use of checks. When honoring a check that was processed for payment, Boston Safe Deposit and Trust Co. will cause the Series to redeem exactly enough full and fractional shares from an account to cover the amount of the check and any applicable CDSL. If shares are owned jointly, redemption checks must be signed by all persons, unless otherwise elected on the Account Application, in which case a single signature will be acceptable.

     In view of daily fluctuations in share value, the shareholder should be certain that the amount of shares in the account is sufficient to cover the amount of checks written. If insufficient shares are in the account, the check will be returned, marked "insufficient funds." THE FUND WILL NOT REDEEM SHARES IN ONE SERIES TO COVER A CHECK WRITTEN ON ANOTHER SERIES. SELIGMAN DATA CORP. MAY CHARGE A $10.00 PROCESSING FEE FOR ANY CHECK REDEMPTION DRAFT RETURNED AS UNCOLLECTABLE. THIS CHARGE MAY BE DEDUCTED FROM THE SHAREHOLDER'S ACCOUNT.

     Check redemption books cannot be reordered unless the shareholder's account has a value of $25,000 or more and the Fund has a certified Taxpayer Identification Number on file.

     Cancelled checks will be returned to a shareholder under separate cover the month after they clear. The Check Redemption Service may be terminated at any time by the Fund or Boston Safe Deposit and Trust Co. See "Terms and Conditions."


     GENERAL. With respect to shares redeemed, a check for the proceeds, less any applicable CDSL, will be sent to the shareholders' address of record within seven calendar days after acceptance of the redemption order and will be made payable to all of the registered owners on the account. With respect to shares repurchased by the Fund, a check for the proceeds will be sent to the investment dealer within seven calendar days after acceptance of the repurchase order and will be made payable to the investment dealer. Redemptions via telephone to the shareholder's bank account will be transferred electronically within five business days. Pay-ment of redemption proceeds will be delayed on redemptions of shares purchased by check (unless certified) until Seligman Data Corp. receives notice that the check has cleared, which may be up to 15 days from the credit of the shares to the shareholder's account. No interest is earned on the redemption proceeds during this period. The proceeds of a redemption or repurchase may be more or less than the shareholder's cost.


     The Fund reserves the right to redeem shares owned by a shareholder whose investment in the Series has a value of less than a minimum amount specified by the Fund's Trustees, which is presently $500. Shareholders would be sent a notice before such redemption is processed stating that the value of their investment in the Series is less than the specified minimum and that they have sixty days to make an additional investment.

     REINSTATEMENT PRIVILEGE. If a shareholder redeems Class A shares and then decides to reinvest them, or to shift the investment to one of the other Seligman Mutual Funds, the shareholder may, within 120 calendar days of the date of redemption, use all or any part of the proceeds of the redemption to reinstate, free of an initial sales load, all or any part of the investment in shares of the Series or in shares of one of the other Seligman Mutual Funds. If a shareholder redeems shares and the redemption was subject to a CDSL, the shareholder may reinstate all or any part of the investment in shares of the same class of the Series or any of the other Seligman Mutual Funds within 120 calendar days of the date of redemption and receive a credit for the applicable CDSL paid. Such investment will be reinstated at the net asset value per share established as of the close of the NYSE on the day the request is received. Seligman Data Corp. must be informed that the purchase is a reinstated investment. REINSTATED SHARES MUST BE REGISTERED EXACTLY AND BE OF THE SAME CLASS AS THE SHARES PREVIOUSLY REDEEMED; AND THE FUND'S MINIMUM INVESTMENT MUST BE MET AT THE TIME OF REINSTATEMENT.

     Generally,  exercise  of the  Reinstatement  Privilege  does not  alter the
Federal income tax status of any capital gain realized on a sale of Series shares, but to the extent that any shares are sold at a loss and the proceeds are reinvested in shares of the same Series, some or all of the loss will not be allowed as a deduction, depending upon the percentage of the proceeds reinvested.

ADMINISTRATION, SHAREHOLDER SERVICES AND DISTRIBUTION PLAN

     Under the Series' Administration, Shareholder Services and Distribution Plan (the "Plan"), the Series may pay to SFSI an administration, shareholder services and distribution fee in respect of the Series' Class A, Class B and Class D shares. Payments under the Plan may include, but are not limited to: (i) compensation to securities dealers and other organizations ("Service Organizations") for providing distribution assistance with respect to assets invested in the Series, (ii) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Series shareholders, and (iii) otherwise promoting the sale of shares of the Series, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and defraying SFSI's costs incurred in connection with its marketing efforts with respect to shares of the Series. The Manager, in its sole discretion, may also make similar payments to SFSI from its own resources, which may include the management fee that the Manager receives from the Series.

     Under the Plan, the Series reimburses SFSI for its expenses with respect to Class A shares at an annual rate of up to .25% of the average daily net asset value of Class A shares. It is expected that the proceeds from the fee in respect of Class A shares will be used primarily to compensate Service Organizations which enter into agreements with SFSI. Such Service Organizations will receive from SFSI a continuing fee of up to .25% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or the maintenance of shareholder accounts. The fee payable from time to time is, within such limit, determined by the Trustees of the Fund.

     The Plan, as it relates to Class A shares, was approved by the Trustees on October 9, 1984 and was approved by the shareholders of the Series on April 10, 1986. The Plan is reviewed by the Trustees annually. The total amount paid for the year ended December 31, 1997 in respect of the Series' Class A shares pursuant to the Plan was equal to .22% of the Class A shares' average daily net assets.


     Under the Plan, the Series reimburses SFSI for its expenses with respect to Class B and Class D shares at an annual rate of up to 1% of the respective average daily net asset value of the Class B and Class D shares. Proceeds from the Class B distribution fees are used to pay Service Organizations a continuing fee of up to .25% on an annual basis of the average daily net asset value of Class B shares attributable to particular Service Organizations for providing personal service and/or the maintenance of shareholder accounts and will also be used by SFSI to defray the expense of the payment of 4% made by it to Service Organizations at the time of the sale of Class B shares. In that connection, SFSI has assigned FEP its interest in the fees payable to it in respect of the Class B shares, other than the portion payable to Service Organizations on a continuing basis. Proceeds from the Class D distribution fees are used primarily to compensate Service Organizations for administration, shareholder services and distribution assistance (including a continuing fee of up to .25% on an annual basis of the average daily net asset value of Class D shares attributable to particular Service Organizations for providing personal service and/or maintenance of shareholder accounts) and will initially be used by SFSI to defray the expense of the payment of 1% made by it to Service Organizations at the time of sale of Class D shares. The amounts expended by SFSI in any one year upon the initial purchase of Class B and Class D shares may exceed the amounts received by it from Plan payments retained. Expenses of administration, shareholder services and distribution of Class B and Class D shares in one fiscal year may be paid from Class B and Class D Plan fees, respectively, received in any other fiscal year.

     The Plan, as it relates to Class B shares, was approved by the Trustees on September 19, 1996 and became effective January 1, 1997. The Plan, as it relates to Class D shares, was amended by the Trustees of the Fund on July 15, 1993. The total amount paid for the year ended December 31, 1997 by the Series' Class B and Class D shares pursuant to the Plan was 1% per annum of the average daily net assets of the Class B and Class D shares. The Plan is reviewed by the Fund's Trustees annually.

     Seligman Services, Inc. ("SSI"), an affiliate of the Manager, is a limited purpose broker/dealer. SSI acts as broker/dealer of record for most shareholder accounts that do not have a designated broker/dealer of record, including all such shareholder accounts established after April 1, 1995 and will receive compensation for providing personal service and account maintenance to its accounts of record.


EXCHANGE PRIVILEGE

     A shareholder of the Series may, without charge, exchange at net asset value any part or all of an investment in the Series for shares of the other series of the Fund or for shares of any of the other Seligman Mutual Funds. Exchanges may be made by mail, or by telephone if the shareholder has telephone services.

     Class A, Class B and Class D shares may be exchanged only for Class A, Class B and Class D shares, respectively, of the other series of the Fund or another mutual fund in the Seligman Group on the basis of relative net asset value.


     If shares  that are subject to a CDSL are  exchanged  for shares of another
Seligman Mutual Fund, then for purposes of assessing the CDSL payable upon disposition of the exchanged shares, the applicable holding period shall be reduced by the period for which the original shares were held.


     Class B shareholders of the Series exercising the exchange privilege will continue to be subject to the

Series' CDSL schedule if such schedule is higher or longer than the CDSL schedule relating to the new Class B shares. In addition, Class B shares of the Series acquired through exchange will be subject to the Series' CDSL schedule if such schedule is higher or longer than the CDSL schedule relating to the Class B shares of the fund from which such shares were exchanged.


     The Seligman Mutual Funds available under the Exchange Privilege are:

     o SELIGMAN CAPITAL FUND, INC. seeks aggressive capital appreciation. Current income is not an objective.

     O SELIGMAN CASH MANAGEMENT FUND, INC. invests in high quality money market instruments. Shares are sold at net asset value.

     O SELIGMAN COMMON STOCK FUND, INC. seeks favorable current income and long-term growth of both income and capital value without exposing capital to undue risk.

     O SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC. invests in shares of companies in the communications, information and related industries to produce capital gain. Income is not an objective.

     O SELIGMAN FRONTIER FUND, INC. seeks to produce growth in capital value. Income may be considered but will only be incidental to the fund's investment objective.

     O SELIGMAN GROWTH FUND, INC. seeks longer-term growth in capital value and an increase in future income.

     O SELIGMAN HENDERSON GLOBAL FUND SERIES, INC. consists of the Seligman Henderson International Fund, the Seligman Henderson Emerging Markets Growth Fund, the Seligman Henderson Global Growth Opportunities Fund, the Seligman Henderson Global Smaller Companies Fund and the Seligman Henderson Global Technology Fund, which seek long-term capital appreciation primarily by investing in companies either globally or internationally.

     O SELIGMAN HIGH INCOME FUND SERIES seeks high current income by investing in debt securities. In addition to the Series, the Fund consists of the High-Yield Bond Series.

     O SELIGMAN INCOME FUND, INC. seeks high current income and the possibility of improvement of future income and capital value.

     O SELIGMAN MUNICIPAL FUND SERIES, INC. consists of several State Series and a National Series. The National Municipal Series seeks to provide maximum income exempt from regular federal income taxes; individual state series, each seeking to maximize income exempt from regular federal income taxes and from personal income taxes in designated states are available for Colorado, Georgia, Louisiana, Maryland, Massachusetts, Michigan, Minnesota, Missouri, New York, Ohio, Oregon and South Carolina. (Does not currently offer Class B shares.)

     O SELIGMAN MUNICIPAL SERIES TRUST includes the California Municipal High-Yield Series, the California Municipal Quality Series, the Florida Municipal Series and the North Carolina Municipal Series, each of which invests in municipal securities of its designated state. (Does not currently offer Class B shares.)

     O SELIGMAN NEW JERSEY MUNICIPAL FUND, INC. invests in investment grade New Jersey municipal securities. (Does not currently offer Class B shares.)

     O SELIGMAN PENNSYLVANIA MUNICIPAL FUND SERIES invests in investment grade Pennsylvania municipal securities. (Does not currently offer Class B shares.)


     O SELIGMAN VALUE FUND SERIES, INC. consists of the Seligman Large-Cap Value Fund and the Seligman Small-Cap Value Fund each of which seeks long-term capital appreciation by investing in equity securities of value companies primarily located in the U.S.

     All permitted exchanges will be based on the net asset values of the respective funds determined at the close of regular trading on the NYSE on that day. Telephone requests for exchanges received by the close of regular trading on the NYSE (normally, 4:00 p.m.

Eastern time) by Seligman Data Corp. at (800) 221-2450, will be processed as of the close of business on that day. Requests received after the close of regular trading on the NYSE will be processed at the net asset values per share calculated the following business day. The registration of an account into which an exchange is made must be identical to the registration of the account from which shares are exchanged. When establishing a new account by an exchange of shares, the shares being exchanged must have a value of at least the minimum initial investment required by the mutual fund into which the exchange is being made. THE METHOD OF RECEIVING DISTRIBUTIONS, UNLESS OTHERWISE INDICATED, WILL BE CARRIED OVER TO THE NEW FUND ACCOUNT, AS WILL TELEPHONE SERVICES. ACCOUNT SERVICES, SUCH AS INVEST-A-CHECK(R) SERVICE, DIRECTED DIVIDENDS, SYSTEMATIC WITHDRAWAL PLAN AND CHECK WRITING PRIVILEGE WILL NOT BE CARRIED OVER TO THE NEW FUND ACCOUNT UNLESS SPECIFICALLY REQUESTED AND PERMITTED BY THE NEW FUND. Exchange orders may be placed to effect an exchange of a specific number of shares, an exchange of shares equal to a specific dollar amount or an exchange of all shares held. Shares for which certificates have been issued may not be exchanged via telephone and may be exchanged only upon receipt of a written exchange request together with certificates representing shares to be exchanged in proper form.

     The Exchange Privilege via mail is generally applicable to investments in group retirement plans, although some restrictions may apply. The terms of the exchange offers described herein may be modified at any time; and not all of the Seligman Mutual Funds are available to residents of all states. Before making any exchange, a shareholder should contact an authorized investment dealer or Seligman Data Corp. to obtain prospectuses of any of the Seligman Mutual Funds.


     A broker/dealer representative of record will be able to effect exchanges on behalf of a shareholder only if the shareholder has telephone services or the broker/dealer has entered into a Telephone Exchange Agreement with SFSI wherein the broker/dealer must agree to indemnify SFSI and the Seligman Mutual Funds from any loss or liability incurred as a result of the acceptance of telephone exchange orders.

     Written confirmation of all exchanges will be forwarded to the shareholder to whom the exchanged shares are registered and a duplicate confirmation will be sent to the broker/dealer of record listed on the account. SFSI reserves the right to reject any telephone exchange request. Any rejected telephone exchange order may be processed by mail. For more information about telephone exchange privileges, which unless objected to, are assigned to most shareholders automatically, and the circumstances under which shareholders may bear the risk of loss for a fraudulent transaction, see "Telephone Transactions" above.

     Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes.

FURTHER INFORMATION ABOUT TRANSACTIONS IN THE SERIES

     BECAUSE EXCESSIVE TRADING (INCLUDING SHORT-TERM, "MARKET TIMING" TRADING) CAN HURT THE SERIES' PERFORMANCE, THE FUND MAY REFUSE ANY EXCHANGE (1) FROM ANY SHAREHOLDER ACCOUNT FROM WHICH THERE HAVE BEEN TWO EXCHANGES IN THE PRECEDING THREE MONTH PERIOD, OR (2) WHERE THE EXCHANGED SHARES EQUAL IN VALUE THE LESSER OF $1,000,000 OR 1% OF THE SERIES' NET ASSETS. THE FUND MAY ALSO REFUSE ANY EXCHANGE OR PURCHASE ORDER FROM ANY SHAREHOLDER ACCOUNT IF THE SHAREHOLDER OR THE SHAREHOLDER'S BROKER/DEALER HAS BEEN ADVISED THAT PREVIOUS PATTERNS OF PURCHASES AND REDEMPTIONS OR EXCHANGES HAVE BEEN CONSIDERED EXCESSIVE. Accounts under common ownership or control, including those with the same taxpayer ID number and those administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be considered one account for this purpose. Additionally, the Fund reserves the right to refuse any order for the purchase of shares.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS


     The Series' net investment income is distributed to shareholders monthly in the form of additional shares, unless the shareholder elects otherwise. Payments vary in amount depending on income received from the Series' investments and the costs of operations. Shares begin earning dividends on the day on which the Fund receives payment. Shares continue to earn dividends through the date preceding the date they are redeemed.


     The Series distributes substantially all of any taxable net long-term and short-term gain realized on investments to shareholders at least annually. In determining amounts of capital gains to be distributed, any capital loss carryforwards from prior years will offset capital gains. For federal income tax purposes, the Series had a capital loss carryforward as of December 31, 1997 of $14,118,544 (including $768,276 transferred from the Seligman Secured Mortgage Income Series), of which $4,632,918 expires in 1998, $12,467 expires in 2001, $8,470,786 expires in 2002, $390,430 expires in 2004 and $611,943 expires in
2005. Accordingly, the Series may not distribute capital gains (short-term or long-term) to shareholders until net gains have been realized in excess of the capital loss carryforward.

     Shareholders may elect: (1) to receive both dividends and gain distributions in shares; (2) to receive dividends in cash and gain distributions in shares; (3) to receive both dividends and gain distributions in cash. Cash dividends and gain distributions are paid by check and sent to the shareholder's address of record or, if elected by a shareholder who has current bank information on file with Seligman Data Corp., electronically deposited into the shareholder's predesignated bank account. Such deposits will normally be credited to the shareholder's bank account in 3 to 4 business days after the payable date of the dividend or gain distribution.

     In the case of prototype retirement plans, dividends and gain distributions are reinvested in additional shares. Unless another election is made, dividends and capital gain distributions will be credited to shareholder accounts in additional shares. Shares acquired through a dividend or gain distribution and credited to a shareholder's account are not subject to an initial sales load or a CDSL. Dividends and gain distributions paid in shares are invested on the payable date using the net asset value of the ex-dividend date. Shareholders may elect to change their dividend and gain distribution options by writing Seligman Data Corp. at the address listed below. If the shareholder has telephone services, changes may also be telephoned to Seligman Data Corp. between 8:30 a.m. and 6:00 p.m. Eastern time, by either the shareholder or the broker/dealer of record on the account. For information about telephone services, see
"Telephone Transactions." These elections must be received by Seligman Data Corp. before the record date for the dividend or gain distribution in order to be effective for such dividend or gain distribution. For information on how to have dividend or gain distributions electronically deposited into a shareholder's bank account, contact Seligman Data Corp.


     The per share dividends from net investment income on Class B and Class D shares will be lower than the per share dividends on Class A shares as a result of the higher distribution fees applicable with respect to Class B and Class D shares. Per share dividends of the three classes may also differ as a result of differing class expenses. Distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B and Class D shares. See "Purchase of Shares--Valuation."


     Shareholders exchanging shares of one mutual fund for shares of another mutual fund in the Seligman Group will continue to receive dividends and gains as elected prior to such exchange unless otherwise specified. In the event that a shareholder redeems all shares in an account between the record date and the payable date, the value of any dividends or gain distributions declared will be paid in cash regardless of the existing election. A transfer or exchange of all shares (closing an account), between the record date and payable date, will result in the value of dividends or gain distributions being paid to the new fund account in accordance with the option on the closed account, unless Seligman Data Corp. is instructed otherwise.


FEDERAL INCOME TAXES

     The Series intends to continue to qualify as a regulated investment company under the Code. For each year so qualified, the Series will not be subject to federal income taxes on its net investment income and capital gains, if any, realized during any taxable year, which it distributes to its shareholders, provided that at least 90% of its net investment income and net short-term capital gains are distributed to shareholders each year.

     Dividends from net investment income and distributions from net short-term capital gains are taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares, and are, generally, not eligible for the dividends received deduction for corporations.


     Distributions of net capital gain (i.e., the excess of net long-term capital gains over any net short-term losses) are taxable as long-term capital gain, whether received in cash or invested in additional shares, regardless of how long shares have been held by a shareholder. Such distributions are not eligible for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by the Series will be treated for federal income tax purposes as having received a distribution in an amount equal to the fair market value on the date of distribution of the shares received. Individual shareholders will be subject to federal income tax on distributions of net capital gains at a maximum rate of 28% if designated as derived from the Series' capital gains from property held for more than one year and at a maximum rate of 20% if designated as derived from the Series' capital gains from property held for more than eighteen months. As noted above, the Series must exhaust its capital loss carry forward before it may make capital gain distributions to shareholders.

     Any gain or loss realized upon a sale or redemption of shares in the Series by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. Individual shareholders will be subject to federal income tax on net capital gain at a maximum rate of 28% in respect of shares held for more than one year and at a maximum rate of 20% in respect of shares held for more than eighteen months. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less, any loss realized will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distribution. In addition, no loss will be allowed on the sale or other disposition of shares of the Series if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (such as through dividend reinvestment) securities that are substantially identical to the shares of the Series.


     In determining gain or loss on shares of the Series that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permitted to include in the tax basis attributable to such shares the sales load incurred in acquiring such shares to the extent of any subsequent reduction in the sales load by reason of the Exchange or Reinstatement Privilege offered by the Series. Any sales load not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder's tax basis in the shares acquired pursuant to the Exchange or Reinstatement Privilege.

     The Series will generally be subject to an excise tax of 4% on the amount of any income or capital gains, above certain permitted levels, distributed to shareholders on a basis such that such income or gain is not taxable to shareholders in the calendar year in which it was earned. Furthermore, dividends declared in October, November or December payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Series and received by each shareholder in December.

Under this rule, therefore, shareholders may be taxed in one year on dividends or gain distributions actually received in January of the following year.

     Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances.

     UNLESS A SHAREHOLDER INCLUDES A CERTIFIED TAXPAYER IDENTIFICATION NUMBER (SOCIAL SECURITY NUMBER FOR INDIVIDUALS) ON THE ACCOUNT APPLICATION AND CERTIFIES THAT THE SHAREHOLDER IS NOT SUBJECT TO BACKUP WITHHOLDING, THE FUND IS REQUIRED TO WITHHOLD AND REMIT TO THE U.S. TREASURY A PORTION OF DISTRIBUTIONS AND OTHER REPORTABLE PAYMENTS TO THE SHAREHOLDER. THE RATE OF BACKUP WITHHOLDING IS 31%. SHAREHOLDERS SHOULD BE AWARE THAT, UNDER REGULATIONS PROMULGATED BY THE INTERNAL REVENUE SERVICE, THE FUND MAY BE FINED $50 ANNUALLY FOR EACH ACCOUNT FOR WHICH A CERTIFIED TAXPAYER IDENTIFICATION NUMBER IS NOT PROVIDED. IN THE EVENT THAT SUCH A FINE IS IMPOSED, THE FUND MAY CHARGE A SERVICE FEE OF UP TO $50 THAT MAY BE DEDUCTED FROM THE SHAREHOLDER'S ACCOUNT AND OFFSET AGAINST ANY UNDISTRIBUTED DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. THE FUND ALSO RESERVES THE RIGHT TO CLOSE ANY ACCOUNT WHICH DOES NOT HAVE A CERTIFIED TAXPAYER IDENTIFICATION NUMBER.

SHAREHOLDER INFORMATION


     Shareholders will be sent reports semi-annually regarding the Series. General information about the Series may be requested by writing the Corporate Communications/Investor Relations Department, J. & W. Seligman & Co.
Incorporated, 100 Park Avenue, New York, NY 10017 or by telephoning the Corporate Communications/Investor Relations Department toll-free at (800) 221-7844 from all continental United States or (212) 850-1864 in the New York City area. Information about shareholder accounts may be requested by writing Shareholder Services, Seligman Data Corp. at the same address or by calling toll-free (800) 221-2450 from all continental United States, or (212) 682-7600 outside the continental United States. Seligman Data Corp. may be telephoned Monday through Friday (except holidays), between the hours of 8:30 a.m. and 6:00 p.m. Eastern time, and calls will be answered by a service representative.


     24 HOUR TELEPHONE ACCESS IS AVAILABLE BY DIALING (800) 622-4597 ON A TOUCHTONE PHONE, WHICH PROVIDES INSTANT ACCESS TO PRICE, YIELD, ACCOUNT BALANCE, MOST RECENT TRANSACTION AND OTHER INFORMATION. IN ADDITION, ACCOUNT STATEMENTS, FORM 1099-DIV AND CHECKBOOKS MAY BE ORDERED. TO INSURE PROMPT DELIVERY OF DISTRIBUTION CHECKS, ACCOUNT STATEMENTS AND OTHER INFORMATION, SELIGMAN DATA CORP. SHOULD BE NOTIFIED IMMEDIATELY IN WRITING OF ANY ADDRESS CHANGE. ADDRESS CHANGES MAY BE TELEPHONED TO SELIGMAN DATA CORP. IF THE SHAREHOLDER HAS TELEPHONE SERVICES. FOR MORE INFORMATION ABOUT TELEPHONE SERVICES, SEE "TELEPHONE TRANSACTIONS" ABOVE.

     ACCOUNT   SERVICES.   Shareholders  are  sent   confirmation  of  financial
transactions in their account. Other investor services are available. These include:


     o INVEST-A-CHECK(R) SERVICE enables a shareholder to authorize additional purchases of shares automatically by electronic funds transfer from the shareholders savings or checking account, if the shareholder's bank is a member of the Automated Clearing House ("ACH"), or by preauthorized checks to be drawn on the shareholder's checking account at regular monthly intervals in fixed amounts of $100 or more per fund, or regular quarterly intervals in fixed amounts of $250 or more per fund, to purchase shares. Accounts may be established concurrently with the Invest-A-Check(R) Service only iF accompanied by a check for at least $100 in conjunction with the monthly investment option or a check for at least $250 in conjunction with the quarterly investment option. By utilizing the Invest-A-Check(R) Service to establish an account, you are agreeing to continue the service until the Series' minimum investment amount is met. If you elect to cancel the service prior to meeting the minimum, your account may be subject to closure. (See "Terms and Conditions.")


     o AUTOMATIC DOLLAR-COST-AVERAGING SERVICE permits a shareholder of the Seligman Cash Management Fund to exchange a specified amount, at regular monthly intervals in fixed amounts of $100 or more per fund, or regular quarterly intervals in fixed amounts of $250 or more per fund, from shares of any class of the Cash Management Fund into shares of the same class of any other Seligman Mutual Fund registered in the same name. The shareholder's Cash Management Fund account must have a value of at least $5,000 at the initiation of the service. Exchanges will be made at the public offering price.


     o DIVIDENDS FROM OTHER INVESTMENTS permits a shareholder to order dividends payable on shares of other companies to be paid to and invested in additional shares of the Series or another Seligman Mutual Fund. (Dividend checks must include the shareholder's name, account number, the name of the fund and the class of shares in which the investment is to be made.) If the dividends are to be invested in a new fund account, the first investment must meet the required minimum purchase amount for such fund.

     A shareholder may also direct that dividends payable on shares of other companies be transferred electronically to purchase shares of any Seligman Mutual Fund, if the other company provides this service. See "Purchase of Shares" or contact Seligman Data Corp. for more information.


     o AUTOMATIC CD TRANSFER SERVICE permits a shareholder to instruct a bank to invest the proceeds of a maturing bank certificate of deposit ("CD") in shares of any designated Seligman Mutual Fund. Shareholders who wish to use this service should contact Seligman Data Corp. or a broker to obtain the necessary documentation. Banks may charge a penalty on CD assets withdrawn prior to maturity. Accordingly, it will not normally be advisable to liquidate a CD before its maturity.


     o SYSTEMATIC WITHDRAWAL PLAN permits payments in fixed amounts of $50 or more at regular intervals to be made to a shareholder who owns or purchases shares worth $5,000 or more held as book credits. Payments will be sent by check to the address designated by the shareholder or, if elected by a shareholder who has current bank information on file with Seligman Data Corp., electronically deposited into the shareholder's predesignated bank account. Such deposits will normally be credited to the shareholder's bank account in 2 to 3 business days after the shares are redeemed from the shareholder's fund account. Holders of Class A shares purchased at net asset value because the purchase amount was $1,000,000 or more should bear in mind that withdrawals will be subject to a CDSL if made within eighteen months of purchase of such shares. Holders of Class B and Class D shares may elect to use this plan immediately, although certain withdrawals may be subject to a CDSL. (See "Terms and Conditions.")

     o DIRECTED DIVIDENDS allows a shareholder to pay dividends to another person or to direct the payment of such dividends to another Seligman Mutual Fund for purchase at net asset value. Dividends on Class A, Class B and Class D shares may only be directed to shares of the same class of another Seligman Mutual Fund.


     o OVERNIGHT DELIVERY to service shareholder requests is available for a $15.00 fee which may be deducted from a shareholder's account, if requested.

     o COPIES OF ACCOUNT STATEMENTS will be sent to each shareholder free of charge for the current year and most recent prior year. Copies of year-end statements for prior years back to 1985 are available for a fee of $10.00 per year, per account, with a maximum charge of $150 per account. Statement requests should be forwarded, along with a check, to Seligman Data Corp.


     o TAX-DEFERRED PLANS. Shares of the Series may be purchased for:

     -Individual Retirement Accounts (IRAs), including Traditional IRAs, Roth IRAs and Education IRAs;


     -Savings Incentive Match Plans for Employees (SIMPLE IRAs);

     -Simplified Employee Pension Plans (SEPs);

     -Section 401(k) Plans for corporations and their employees;

     -Section 403(b)(7) Plans for employees of public school systems and certain non-profit organizations who wish to make deferred compensation arrangements; and

     -Money  Purchase  Pension  and  Profit  Plans  for  sole   proprietorships,
partnerships and corporations.

     These types of plans may be established only upon receipt of a written application form. The Fund may register an IRA investment for which an account application has not been received as an ordinary taxable account.

     For more information, write Retirement Plan Services, Seligman Data Corp., 100 Park Avenue, New York, NY 10017 or telephone toll-free (800) 445-1777 from all continental United States. You also may receive information through an authorized dealer.

ADVERTISING THE SERIES' PERFORMANCE

     From time to time the Series advertises its "yield," "total return" and "average annual total return," each of which are calculated separately for Class A, Class B and Class D shares. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "yield" of a class of the Series refers to the income generated by an investment in that class over a 30-day period. This income is then "annualized." That is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The "total return" shows what an investment in shares of a class of the Series would have earned over a specified period of time (for example, one, five and ten years or from the inception) assuming the payment of the maximum sales load, if any, when the investment was first made and that all distributions and dividends by that class were reinvested on the reinvestment dates during the period. The "average annual total return" is the annual rate required for the initial payment to grow to the amount which would be received at the end of the specified period (one, five and ten years or from the inception); i.e., the average annual compound rate of return. Total return and average annual total return may also be presented without the effect of the initial sales load or CDSL, as applicable.

     From time to time, reference may be made in advertising or promotional material to performance information, including mutual fund rankings, prepared by Lipper Analytical Services, Inc. ("Lipper"), an independent reporting service which monitors the performance of mutual funds. In calculating the total return of the Series' Class A, Class B and Class D shares, the Lipper analysis assumes investment of all dividends and distributions paid but does not take into account applicable sales loads. The Series may also refer in advertisements or in other promotional material to articles, comments, listings and columns in the financial press pertaining to the Series' performance. Examples of such
financial  and  other  press  publications  include  BARRON'S,   BUSINESS  WEEK,
CDA/WEISENBERGER MUTUAL FUNDS INVESTMENT REPORT, CHRISTIAN SCIENCE MONITOR, FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, INDIVIDUAL INVESTOR, INVESTMENT ADVISOR, INVESTORS BUSINESS DAILY, KIPLINGER'S, LOS ANGELES TIMES, MONEY MAGAZINE, MORNINGSTAR, INC., PENSION AND INVESTMENTS, SMART MONEY, THE NEW YORK TIMES, USA TODAY, U.S. NEWS AND WORLD REPORT, THE WALL STREET JOURNAL, WASHINGTON POST, WORTH MAGAZINE and YOUR MONEY.

ORGANIZATION AND CAPITALIZATION

     The Fund is a diversified, open-end management investment company organized under the laws of the Commonwealth of Massachusetts by a Declaration of Trust dated July 27, 1984. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value. The Trustees also have the power to create additional series of shares.

     Shares of beneficial interest of two series have been authorized, which shares of beneficial interest constitute interests in the Series and the Seligman High-Yield Bond Series. Shares of beneficial interest of the Series and the Seligman High-Yield Bond Series are divided into three classes (Class A, Class B and Class D). Each share of beneficial interest of the Series' and the Seligman High-Yield Bond Series' respective classes is equal as to earnings, assets and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or Massachusetts law. The Fund has adopted a plan (the `Multiclass Plan") pursuant to Rule 18f-3 under the 1990 Act permitting the issuance and sale of multiple classes of shares of beneficial interest. In accordance with the Declaration of Trust, the Trustees may authorize the creation of additional classes of shares of beneficial interest with such characteristics as are permitted by the Multiclass Plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. Shares entitle their holders to one vote per share. Shares have noncumulative voting rights, do not have preemptive or subscription rights and are transferable. It is the intention of the Fund not to hold Annual Meetings of Shareholders. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the 1940 Act or Declaration of Trust. Pursuant to the 1940 Act, shareholders have to approve the adoption of any management contract, distribution plan and any changes in fundamental investment policies. Shareholders also have the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. Such removal can be effected upon the action of two-thirds of the outstanding shares of the Fund.

                              TERMS AND CONDITIONS
                           GENERAL ACCOUNT INFORMATION


    Investments will be made in as many shares, including fractions to the third decimal place, as can be purchased at the net asset value plus a sales load, if applicable, at the close of business on the day payment is received. If a check received in payment of a purchase of shares is dishonored for any reason,
Seligman Data Corp. may cancel the purchase and may also redeem additional shares, if any, held in the shareholder's account in an amount sufficient to reimburse the Fund for any loss it may have incurred and charge a $10.00 return check fee. Shareholders will receive dividends from investment income and any distributions from gain realized on investments in shares or in cash according to the option elected. Dividend and gain options may be changed by notifying Seligman Data Corp. These option changes must be received by Seligman Data Corp. before the record date for the dividend or distribution to be effective for such dividend or distribution. Stock certificates will not be issued unless requested. Replacement stock certificates and certain waiver of probate procedures will be subject to a surety fee.

                            INVEST-A-CHECK(R) SERVICE
    The Invest-A-Check(R) Service is available to all shareholders. The application is subject to acceptance by thE shareholder's bank and Seligman Data Corp. The electronic funds transfer ("ACH debit") or preauthorized check in the amount specified will be drawn automatically on the shareholder's bank on the fifth day (unless otherwise specified) of each month (or on the prior business day if such day of the month falls on a weekend or holiday) in which an investment is scheduled and invested at the close of business on the same date. By utilizing the Invest-A-Check(R) Service tO establish an account, you are agreeing to continue the service until the Fund's minimum investment amount is met. If you elect to cancel the service prior to meeting the minimum, your account may be subject to closure. If a check is not honored by the shareholder's bank, or if the value of shares held falls below the required minimum, the Invest-A-Check(R) Service may be suspended. In the event that a check or ACH debit is returned as uncollectable, Seligman Data Corp. will cancel the purchase, redeem shares held in the shareholder's account for an amount sufficient to reimburse the Fund for any loss it may have incurred as a result, and charge a $10.00 return check fee. This fee will be deducted from the shareholder's account. The Invest-A-Check(R) Service may be reinstated upon written request indicating that the cause of interruption has been corrected. The Invest-A-Check(R) Service may be terminated by the shareholder's or Seligman Data Corp. at any time by written notice. The shareholder agrees to hold the Fund and its agents free from all liability which may result from acts done in good faith and pursuant to these terms. Instructions for establishing Invest-A-Check(R) Service are given on the Account Application. In the event a shareholder exchanges all of the shares from one Seligman Mutual Fund to another, the Invest-A-Check(R) Service will be terminated in the Seligman Mutual Fund that was closed as a result of the exchange of all shares and the shareholder must re-apply for the Invest-A-Check(R) Service in the Seligman Mutual Fund into which the exchange was made. In the event of a partial exchange, the Invest-A-Check(R) Service will be continued, subject to the above conditions, in the Seligman Mutual Fund from which the exchange was made. Accounts established in conjunction with the Invest-A-Check(R) Service must be accompanied by a check for at least $100 in connection with the monthly investment option or a check for at least $250 in connection with the quarterly investment option. If a shareholder uses the Invest-A-Check(R) Service to make an IRA or group retirement plan investment, the purchase will be credited as a current year contribution.

                           SYSTEMATIC WITHDRAWAL PLAN
    A sufficient number of full and fractional shares will be redeemed to provide the amount required for a scheduled payment and any applicable CDSL. Redemptions will be made at the net asset value at the close of business on the specific day of each month designated by the shareholder (or on the prior business day if the day specified falls on a weekend or holiday), less, in the case of Class B or Class D shares, any applicable CDSL. Systematic withdrawals of Class A shares which were purchased at net asset value because the purchase amount was $1,000,000 or more will be subject to a CDSL if made within eighteen months of purchase of such shares. Under this plan, a Class B or Class D shareholder who requests both dividends and capital gain distributions in additional shares may withdraw up to 12% or 10%, respectively, of the value of the shareholder's fund account (at the time of election) per annum, without the imposition of a CDSL. A minimum payment amount of $50 per cycle is needed to establish this plan. A shareholder may change the amount of scheduled payments or may suspend payments by written notice to Seligman Data Corp. at least ten days prior to the effective date of such a change or suspension. The plan may be terminated by the shareholder or Seligman Data Corp. at any time by written notice. It will be terminated upon proper notification of the death or legal incapacity of the shareholder. This plan is considered terminated in the event a withdrawal of shares, other than to make scheduled withdrawal payments, reduces the value of shares remaining on deposit to less than $5,000. Continued payments in excess of dividend income invested will reduce and ultimately exhaust capital. Withdrawals, concurrent with purchases of shares of this or any other investment company, will be disadvantageous because of the payment of duplicative sales loads, if applicable. For this reason, additional purchases of Series shares are discouraged when the Withdrawal Plan is in effect.


                     LETTER OF INTENT -- CLASS A SHARES ONLY
    Seligman Financial Services, Inc. will hold in escrow shares equal to 5% of the minimum purchase amount specified. Dividends and distributions on the escrowed shares will be paid to the shareholder or credited to the shareholder's account. Upon completion of the specified minimum purchase within the thirteen-month period, all shares held in escrow will be deposited into the shareholder's account or delivered to the shareholder. A shareholder may include toward the completion of a Letter of Intent the total asset value of shares of the Seligman Mutual Funds on which an initial sales load was paid as of the date of the Letter. If the total amount invested within the thirteen-month period does not equal or exceed the specified minimum purchase, the shareholder will be requested to pay the difference between the amount of the sales load paid and the amount of the sales load applicable to the total purchase made. If, within 20 days following the mailing of a written request, the shareholder has not paid this additional sales load to Seligman Financial Services Inc., sufficient escrowed shares will be redeemed for payment of the additional sales load. Shares remaining in escrow after this payment will be released to the shareholder's account. The intended purchase amount may be increased at any time during the thirteen-month period by filing a revised Agreement for the same period, provided that a Dealer furnishes evidence that an amount representing the reduction in sales load under the new Agreement, which becomes applicable on purchases already made under the original Agreement, will be refunded to the Fund and that the required additional escrowed shares will be purchased by the shareholder.

    Shares of Seligman Cash Management Fund, Inc. which have been acquired by an exchange of shares of another Seligman Mutual Fund on which there is an initial sales load may be taken into account in completing a Letter of Intent, or for Right of Accumulation. However, shares of the Seligman Cash Management Fund which have been purchased directly may not be used for purposes of determining reduced sales loads on additional purchases of the other Seligman Mutual Funds.

                            CHECK REDEMPTION SERVICE
    The Check Redemption Service is available to Class A shareholders, to Class B shareholders and to Class D shareholders with respect to Class D shares held for one year or more. For Class A shares which were purchased at net asset value because the purchase amount was $1,000,000 or more, check redemptions within 18 months of purchase may be subject to a CDSL. Check redemptions of Class B shares also may be subject to a CDSL. If shares are held in joint names, all shareholders must sign the Check Redemption section of the Account Application. All checks will require all signatures unless a lesser number is indicated in the Check Redemption section. Accounts in the names of corporations, trusts, partnerships, etc. must list all authorized signatories. In all cases, each signature guarantees the genuineness of the other signatures. Checks may not be drawn for less than $500.

    The shareholder authorizes Boston Safe Deposit and Trust Co. to honor checks drawn by the shareholder on the account of Seligman U.S. Government Securities Series and to effect a redemption of sufficient shares in the shareholder's Fund account to cover payment of the check and any applicable CDSL. The shareholder understands that shares in one series cannot be redeemed to cover a check written on another series.

    Boston Safe Deposit and Trust Co. shall be liable only for its own negligence. The Fund will not be liable for any loss, expense or cost arising out of check redemptions. The Fund reserves the right to change, modify or terminate this service at any time upon notification mailed to the address of record of the shareholder(s).

    Seligman Data Corp. will charge a $10.00 processing fee for any check redemption draft returned as uncollectable. This charge may be deducted from the account against which the check was drawn. No redemption proceeds will be remitted to a shareholder with respect to shares purchased by check (unless certified) until Seligman Data Corp. receives notice that the check has cleared which may be up to 15 days from the credit of the shares to the shareholder's account.

                                                                            5/98

                       This page intentionally left blank.

                                    SELIGMAN
                       U.S. GOVERNMENT SECURITIES SERIES

                       SELIGMAN FINANCIAL SERVICES, INC.
                                AN AFFILIATE OF
                                     [LOGO]
                             J.& W. SELIGMAN & CO.
                                  INCORPORATED

                                ESTABLISHED 1864
                      100 PARK AVENUE, NEW YORK, NY 10017

TXUSG1 5/98

      S E L I G M A N
---------------------
      High-Yield Bond
               Series







                                                        (PICTURE)

                                                        PROSPECTUS

                                                          ------

                                                        MAY 1, 1998










                                                          [LOGO]
                                                 J. & W. SELIGMAN & CO.
                                                       INCORPORATED
                                                     ESTABLISHED 1864

TABLE OF CONTENTs

SUMMARY OF SERIES EXPENSES   2

FINANCIAL HIGHLIGHTS   3

ALTERNATIVE DISTRIBUTION SYSTEM   5

INVESTMENT OBJECTIVE, POLICIES AND RISKS   7

MANAGEMENT SERVICES   10

PURCHASE OF SHARES   11

TELEPHONE TRANSACTIONS   18

REDEMPTION OF SHARES   19

ADMINISTRATION, SHAREHOLDER SERVICES
  AND DISTRIBUTION PLAN   22

EXCHANGE PRIVILEGE   23

FURTHER INFORMATION ABOUT
  TRANSACTIONS IN THE SERIES   24


DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS   25


FEDERAL INCOME TAXES   26

SHAREHOLDER INFORMATION   27

ADVERTISING THE SERIES' PERFORMANCE   29

ORGANIZATION AND CAPITALIZATION   30


TIMES CHANGE ... VALUES ENDUE

                         SELIGMAN HIGH-YIELD BOND SERIES

                                   a series of
                        Seligman High Income Fund Series
 100 Park Avenue o New York, NY 10017 o New York City Telephone: (212) 850-1864

                          Toll-Free Telephone: (800) 221-2450

      For Retirement Plan Information--Toll-Free Telephone: (800) 445-1777


                                                                     May 1, 1998
     Seligman High Income Fund Series (the "Fund") is a diversified, open-end management investment company that offers two series which each seek to earn high current income by investing in debt securities but have different investment objectives and investment policies. Investment advisory and management services are provided to the Fund by J. & W. Seligman & Co. Incorporated (the "Manager"); the Fund's distributor is Seligman Financial Services, Inc., an affiliate of the Manager.


     The investment objective of the SELIGMAN HIGH-YIELD BOND SERIES (the "Series") is to produce maximum current income. The Series seeks to achieve its objective by investing primarily in high-yielding, high risk corporate bonds and corporate notes, which, generally, are unrated or carry ratings lower than those assigned to investment grade bonds by Standard & Poor's Rating Service ("S&P") or Moody's Investors Service, Inc. ("Moody's"). An investment in the Series is appropriate for you only if you can bear the high risk inherent in investing in such securities. There can, of course, be no assurance that the Series will meet its objective.

     THE SERIES WILL INVEST UP TO 100% OF ITS PORTFOLIO IN LOWER RATED BONDS, COMMONLY KNOWN AS "JUNK BONDS," WHICH ARE SUBJECT TO A GREATER RISK OF LOSS OF PRINCIPAL AND INTEREST THAN HIGHER RATED INVESTMENT GRADE BONDS. PURCHASERS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE SERIES. SEE "INVESTMENT OBJECTIVE, POLICIES AND RISKS."


     The Series offers three classes of shares. Class A shares are sold subject to an initial sales load of up to 4.75% and an annual service fee currently charged at a rate of up to .25% of the average daily net asset value of the Class A shares. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales load but are subject to a contingent deferred sales load ("CDSL") of 1% on redemptions within eighteen months of purchase. Class B shares are sold without an initial sales load but are subject to a CDSL, if applicable, of 5% on redemptions in the first year after purchase of such shares, declining to 1% in the sixth year and 0% thereafter, an annual distribution fee of .75% and an annual service fee of up to .25% of the average daily net asset value of the Class B shares. Class B shares will convert automatically to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class D shares are sold without an initial sales load but are subject to a CDSL of 1% imposed on redemptions within one year of purchase, an annual distribution fee of up to .75% and an annual service fee of up to .25% of the average daily net asset value of the Class D shares. Any CDSL payable upon redemption of Class B or Class D shares will be assessed on the lesser of the current net asset value or the original purchase price of the shares redeemed. No CDSL will be imposed on shares acquired through the reinvestment of dividends or gain distributions received from any class of shares. See "Alternative Distribution System." Shares of the Series may be purchased through any authorized investment dealer.


     This Prospectus sets forth concisely the information a prospective investor should know about the Series before investing. Please read it carefully before you invest and keep it for future reference. Additional information about the Series, including a Statement of Additional Information, has been filed with the Securities and Exchange Commission. The Statement of Additional Information is available upon request and without charge by calling or writing the Fund at the telephone numbers or the address set forth above. The Statement of Additional Information is dated the same date as this Prospectus and is incorporated herein by reference in its entirety.

SHARES IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED
    BY, ANY BANK, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT
      INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT  BEEN  APPROVED OR  DISAPPROVED BY  THE SECURITIES AND
  EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON
     THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
           CONTRARY IS A CRIMINAL OFFENSE. SUMMARY OF SERIES EXPENSES

                         SUMMARY OF SERIES OF EXPENSES

                                                                             CLASS A          CLASS B            CLASS D
                                                                        ---------------- ----------------   ----------------
                                                                         (INITIAL SALES   (DEFERRED SALES    (DEFERRED SALES
                                                                              LOAD             LOAD               LOAD
                                                                           ALTERNATIVE)    ALTERNATIVE)       ALTERNATIVE)
SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Load Imposed on Purchases
    (as a percentage of offering price) .............................        4.75%               None              None
  Sales Load on Reinvested Dividends ................................         None               None              None
  Deferred Sales Load (as a percentage of original purchase price
    or redemption proceeds, whichever is lower)......................        None;         5% in 1st year    1% in 1st year
                                                                          except 1% in     4% in 2nd year    None thereafter
                                                                         first 18 months   3% in 3rd and
                                                                        if initial sales    4th years
                                                                         load was waived   2% in 5th year
                                                                       in full due to size 1% in 6th year
                                                                           of purchase     None thereafter

  Redemption Fees ...................................................         None               None              None
  Exchange Fees .....................................................         None               None              None


                                                                             CLASS A          CLASS B            CLASS D
                                                                            --------         --------           --------
ANNUAL FUND OPERATING EXPENSES  FOR 1997
  (as a percentage of average net assets)
  Management Fees ...................................................         .62%               .62%              .62%
  12b-1 Fees ........................................................         .24%              1.00%*            1.00%*
  Other Expenses ....................................................         .28%               .28%              .28%
                                                                             -----              -----             -----
  Total Series Operating Expenses ...................................        1.14%              1.90%             1.90%
                                                                             =====              =====             =====


     The purpose of this table is to assist investors in understanding the various costs and expenses which shareholders of the Series may bear directly or indirectly. The sales load on Class A shares is a one-time charge paid at the time of purchase of shares. Reductions in initial sales loads are available in certain circumstances. Class A shares are not subject to an initial sales load for purchases of $1,000,000 or more; however such shares are subject to a CDSL, a one-time charge, only if the shares are redeemed within eighteen months of purchase. The CDSLs on Class B and Class D shares are one-time charges paid only if shares are redeemed within six years or one year of purchase, respectively. For More information concerning reductions in sales loads and for a more complete description of the various costs and expenses, see "Purchase of Shares," "Redemption of Shares" and "Management Services" herein. The Series' Administration, Shareholder Services and Distribution Plan to which the caption "12b-1 Fees" relates, is discussed under "Administration, Shareholder Services and Distribution Plan" herein.


EXAMPLE                                                                       1 YEAR      3 YEARS    5 YEARS    10 YEARS
--------                                                                      ------      -------    -------    --------
Aninvestor  would pay the following  expenses on a $1,000
  investment,  assuming (1) 5% annual return and (2)
  redemption at the end of each time period.......................   Class A     $59        $82        $107       $180
                                                                     Class B+     69         90         123        202
                                                                     Class D      29         60         103        222
An investor would pay the following expenses on the same
   investment, assuming no redemption...........................      Class A    $59        $82        $107       $180
                                                                      Class B+    19         60         103        202
                                                                      Class D     19         60         103        222

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN AND THE 5% ANNUAL RETURN USED IN THIS EXAMPLE IS A HYPOTHETICAL RATE.

----------
 * Includes an annual distribution fee of .75% and an annual service fee of .25%. Pursuant to the Rules of the National Association of Securities Dealers, Inc., the aggregate deferred sales loads and annual distribution fees on Class B and Class D shares of the Series may not exceed 6.25% of total gross sales, subject to certain exclusions. The maximum sales charge rule is applied separately to each class. The 6.25% limitation is imposed on the Series rather than on a per shareholder basis. Therefore, a long-term Class D shareholder of the Series may pay more in total sales loads (including distribution fees) than the economic equivalent of 6.25% of such shareholder's investment in such shares.


+ The expenses shown for the ten-year period reflect the conversion of Class B shares to Class A shares after 8 years.

                              FINANCIAL HIGHLIGHTS


     The financial highlights for the Series' Class A, Class B and Class D shares for the periods presented below have been audited by Deloitte & Touche LLP, independent auditors. This information, which is derived from the financial and accounting records of the Series should be read in conjunction with the financial statements and notes contained in the Fund's 1997 Annual Report, which is incorporated by reference in the Fund's Statement of Additional Information, copies of which may be obtained free of charge from the Fund at the telephone numbers or address provided on the cover page of this Prospectus.

     Per share operating performance data is designed to allow investors to trace the operating performance, on a per share basis, from the beginning net asset value to the ending net asset value so that they can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per share amount.

     "Total return based on net asset value" measures each Class's performance assuming investors purchased shares of the Series at the net asset value as of the beginning of the period, invested dividends and capital gains paid at net asset value and then sold their shares at the net asset value per share on the last day of the period. The total return computations do not reflect any sales loads investors may incur in purchasing or selling shares of the Series. Total returns for periods of less than one year are not annualized.

                                                                         CLASS A
                         ------------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                         ------------------------------------------------------------------------------------------------------

                                        1997     1996     1995     1994      1993     1992    1991     1990      1989      1988
                                      ------- -------   -------   -------  -------  ------- --------  -------   -------   ------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..  $  7.25   $  6.96   $ 6.35  $ 6.94    $ 6.42   $ 5.96  $ 5.21   $ 6.40    $ 7.02   $ 7.07
                                      -------   -------   ------  ------    ------   ------  ------   ------    ------   ------
Net investment income ..............      .70       .69      .65     .65       .66      .69     .77      .78       .89      .82
Net realized and unrealized
  investment gain (loss) ...........      .28       .29      .61    (.59)      .52      .46     .75    (1.19)     (.62)    (.05)
                                      -------   -------   ------   -----    ------   ------  ------   ------    ------   ------
Increase (decrease) from
  investment operations ............      .98       .98     1.26     .06      1.18     1.15    1.52     (.41)      .27      .77
Dividends paid or declared .........     (.68)     (.69)    (.65)   (.65)     (.66)    (.69)   (.77)    (.78)     (.89)    (.82)
                                      -------   -------   ------   -----    ------   ------  ------   ------    ------   ------
Net increase (decrease) in
  net asset value ..................      .30       .29      .61    (.59)      .52      .46     .75    (1.19)     (.62)    (.05)
                                      -------   -------   ------   -----    ------   ------  ------   ------    ------   ------
Net asset value, end of year .......   $ 7.55    $ 7.25   $ 6.96  $ 6.35    $ 6.94   $ 6.42  $ 5.96   $ 5.21    $ 6.40   $ 7.02
                                      =======   =======  =======  ======    =======  ======  ======   ======    ======   ======
TOTAL RETURN BASED ON NET ASSET VALUE:  14.26%    14.82%   20.72%   0.78%    19.19%   20.08%  30.70%   (7.27)%    3.84%   11.38%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets .....     1.14%     1.16%    1.09%   1.13%     1.20%    1.21%   1.29%    1.21%     1.13%    1.14%
Net investment income to
  average net assets ...............     9.42%     9.80%    9.73%   9.73%     9.68%   10.82%  13.36%   13.40%    13.02%   11.41%
Portfolio turnover .................    61.78%   119.33%  173.39% 184.75%   193.91%  145.66% 181.08%  117.51%   135.17%   95.20%
Net assets, end of year
  (000s omitted) ...................  $750,461  $408,303 $182,129 $59,033   $61,333  $40,802 $32,287  $27,558   $45,511  $62,268

------------
     The data provided above reflects historical information and therefore through December 31, 1995 does not reflect the effect of the increase in the management fee rate payable by the Series, which was approved by shareholders on December 12, 1995 and became effective on January 1, 1996.

                                            CLASS B                                     CLASS D
                                     ---------------------     ---------------------------------------------------------
                                       YEAR       4/22/96*               YEAR ENDED DECEMBER 31,                9/21/93*
                                       ENDED        TO         -------------------------------------------          TO
                                     12/31/97    12/31/96       1997        1996        1995         1994      12/31/93
                                     --------    --------       -----       -----       -----        -----     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  $7.26        $7.06       $7.26       $6.96        $6.35       $6.94        $6.74
                                      -----        -----       -----       -----        -----       -----        -----
Net investment income .............     .64          .45         .64         .64          .60         .57          .12
Net realized and unrealized
  investment gain (loss) ..........     .28          .20         .28         .30          .61        (.59)         .20
                                      -----        -----       -----       -----        -----       -----        -----
Increase (decrease) from
  investment operations ...........     .92          .65         .92         .94         1.21        (.02)         .32
Dividends paid or declared ........    (.63)        (.45)       (.63)       (.64)        (.60)       (.57)        (.12)
                                      -----        -----       -----       -----        -----       -----        -----
Net increase (decrease) in
  net asset value .................     .29          .20         .29         .30          .61        (.59)         .20
                                      -----        -----       -----       -----        -----       -----        -----
Net asset value, end of period ....   $7.55        $7.26       $7.55       $7.26        $6.96       $6.35        $6.94
                                      =====        =====       =====       =====        =====       =====        =====
TOTAL RETURN BASED ON NET
  ASSET VALUE:                        13.24%        9.11%      13.24%      14.10%       19.67%       (.30)%       4.53%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ....    1.90%        1.90%+      1.90%       1.92%        1.91%       2.19%        2.04%+
Net investment income to
  average net assets ..............    8.66%        9.11%+      8.66%       9.02%        8.86%       8.68%        7.93%+
Portfolio turnover ................   61.78%      119.33%+++   61.78%     119.33%      173.39%     184.75%      193.91%++
Net assets, end of period
  (000s omitted) .................. $581,235     $147,970    $534,998    $265,528      $90,153      $9,249       $2,375

----------
   * Commencement of offering of shares.
   + Annualized.
  ++ For the year ended December 31, 1993.
 +++ For the year ended December 31, 1996.


     The data provided above reflects historical information and therefore through December 31, 1995 does not reflect the effect of the increase in the management fee rate payable by the Series, which was approved by shareholders on December 12, 1995 and became effective on January 1, 1996.

ALTERNATIVE DISTRIBUTION SYSTEM

     The Series offers three classes of shares. Class A shares are sold to investors who have concluded that they would prefer to pay an initial sales load and have the benefit of lower continuing fees. Class B shares are sold to investors choosing to pay no initial sales load, a higher distribution fee and a CDSL with respect to redemptions within six years of purchase and who desire shares to convert automatically to Class A shares after eight years. Class D shares are sold to investors choosing to pay no initial sales load, a higher distribution fee and, with respect to redemptions within one year of purchase, a CDSL. The Alternative Distribution System allows investors to choose the method of purchasing shares that is most beneficial in light of the amount of the purchase, the length of time the shares are expected to be held and other relevant circumstances. Investors should determine whether under their particular circumstances it is more advantageous to incur an initial sales load and be subject to lower ongoing charges, as discussed below, or to have the entire initial purchase price invested in the Series with the investment thereafter being subject to higher ongoing fees and either a CDSL for a six-year period with automatic conversion to Class A shares after eight years or a CDSL for a one-year period with no automatic conversion to Class A shares.

     Investors who expect to maintain their investment for an extended period of time might also choose to purchase Class A shares because over time the accumulated continuing distribution fees of Class B and Class D shares may exceed the initial sales load and lower ongoing fee of Class A shares. This consideration must be weighed against the fact that the amount invested in the Fund will be reduced by the initial sales load on Class A shares deducted at the time of purchase. Furthermore, the higher distribution fees on Class B and Class D Shares will be offset to the extent any return is realized on the additional funds initially invested therein that would have been equal to the amount of the initial sales load on Class A shares.

     Investors who qualify for reduced initial sales loads, as described under "Purchase of Shares" below, might also choose to purchase Class A shares because the sales load deducted at the time of purchase would be less or waived in full. However, investors should consider the effect of the 1% CDSL imposed on shares on which the initial sales load was waived because the amount of Class A shares purchased was $1,000,000 or more. In addition, Class B shares will be converted automatically to Class A shares after a period of approximately eight years, and thereafter investors will be subject to lower ongoing fees. Shares purchased through reinvestment of dividends and distributions on Class B shares also will convert automatically to Class A shares along with the underlying shares on which they were earned.

     Alternatively, some investors might choose to have all of their funds invested initially in Class B or Class D shares although remaining subject to a higher continuing distribution fee and, for a six-year or one-year period, a CDSL as described below. For example, an investor who does not qualify for reduced sales loads would have to hold Class A shares for more than 6.33 years for the Class B or Class D distribution fee to exceed the initial sales load plus the distribution fee on Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class B and Class D shares' 1% distribution fee, other expenses charged to each class, fluctuations in net asset value or the effect of the return on the investment over this period of time.

     Investors should bear in mind that total asset based sales charges (i.e., the higher continuing distribution fee plus the CDSL) on Class B shares that are redeemed may exceed the total asset based sales charges that would be payable on the same amount of Class A or Class D shares, particularly if the Class B shares are redeemed shortly after purchase or if the investor qualifies for a reduced sales load on the Class A shares.

     Investors should understand that the purpose and function of the initial sales load (and deferred sales load, when applicable) with respect to Class A shares is the same as those of the deferred sales loads and higher distribution fees with respect to Class B and Class D shares in that the sales loads and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Series.

     Class B and Class D shares are subject to the same ongoing distribution fees but Class D shares are subject to a CDSL for a shorter period of time (one year as opposed to six years) than Class B shares. However, unlike Class D shares, Class B shares automatically convert to Class A shares, which are subject to lower ongoing fees.

     The three classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the Investment Company Act of 1940, as amended (the "1940 Act"), or Massachusetts law. The net income attributable to each class and dividends payable on the shares of each class will be reduced by the amount of distribution and other expenses of each class. Class B and Class D shares bear higher distribution fees, which will cause the Class B and Class D shares to pay lower dividends than the Class A shares. The three classes also have separate exchange privileges.

     The Trustees of the Fund believe that no conflict of interest currently exists between the Class A, Class B and Class D shares of the Series. On an ongoing basis, the Trustees, in the exercise of their fiduciary duties under the 1940 Act and Massachusetts law, will seek to ensure that no such conflict arises. For this purpose, the Trustees will monitor the Series for the existence of any material conflict among the classes and will take such action as is reasonably necessary to eliminate any such conflicts that may develop.

     DIFFERENCES BETWEEN CLASSES. The primary differences between Class A, Class B and Class D shares are their sales load structures and ongoing expenses as set forth below. The primary differences between Class B and Class D shares are that Class D shares are subject to a shorter CDSL period and a lower CDSL rate but Class B shares automatically convert to Class A Shares after eight years, resulting in a reduction in ongoing fees. Investors in Class B shares should take into account whether they intend to redeem their shares within the CDSL period and, if not, whether they intend to remain invested until the end of the conversion period and thereby take advantage of the reduction in ongoing fees resulting from the conversion to Class A shares. Other investors, however, may elect to purchase Class D shares if they determine that it is advantageous to have all their assets invested initially and they are uncertain as to the length of time they intend to hold their assets in the Fund or another mutual fund in the Seligman Group for which the exchange privilege is available. Although Class D shareholders are subject to a shorter CDSL period at a lower rate, they forgo the Class B automatic conversion feature, making their investment subject to higher distribution fees for an indefinite period of time. Each class has advantages and disadvantages for different investors, and investors should choose the class that best suits their circumstances and their objectives.

                          ANNUAL 12b-1 FEES
          INITIAL        (AS A % OF AVERAGE
         SALES LOAD        DAILY NET ASSETS    OTHER INFORMATION
         ----------        ---------------     ---------------
CLASS A  Maximum initial   Service fee of      Initial sales load
         sales load of     .25%.               waived or
         4.75% of the                          reduced for
         public offering                       certain
         price.                                purchases.
                                               CDSL of 1% on
                                               redemptions within
                                               18 months of purchase
                                               on shares on which
                                               initial sales load was
                                               waived in full due to
                                               the size of the
                                               purchase.

CLASS B  None              Service fee of      CDSL of:
                           .25%; Distribution  5% in 1st year
                           fee of .75% until   4% in 2nd year
                           conversion.*        3% in 3rd and
                                               4th  years
                                               2% in 5th year
                                               1% in 6th year 0%
                                               after 6th year.

CLASS D  None              Service fee of      CDSL of 1% on
                           .25%; Distribution  redemptions
                           fee of up to .75%.  within one year
                                               of purchase.

*Conversion occurs at the end of the month which precedes the 8th anniversary of the purchase date. If Class B shares of the Series are exchanged for Class B shares of another Seligman Mutual Fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period of the shares exchanged will be tacked onto the holding period of the shares acquired.

INVESTMENT OBJECTIVE, POLICIES
AND RISKS

     The Fund is a diversified open-end management investment company organized under the laws of the Commonwealth of Massachusetts by a Declaration of Trust dated July 27, 1984. The Fund offers one other separate investment series: the Seligman U.S. Government Securities Series. The U.S. Government Securities Series' investment objective and policies and other important information with respect to its operations are set forth in a separate Prospectus.

     The objective of this Series is to produce maximum current income. The Series seeks to achieve its objective by following a policy of investing in a diversified range of high-yield, high-risk, medium and lower quality corporate bonds and notes, commonly referred to as "junk bonds." Generally, bonds and notes providing the highest yield are unrated or carry lower ratings (Baa or lower by Moody's or BBB or lower by S&P) than those assigned by S&P or Moody's to investment-grade bonds and notes. A description of the S&P and Moody's rating categories is set forth in the Appendix to this Prospectus. While providing higher yields, these bonds and notes are subject to greater risks of loss of principal and income than higher-rated bonds and notes and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. They are also generally considered to be subject to greater price volatility due to market risks than higher-rated bonds and notes. There can be no assurance that the Series' investment objective will be attained.


     The value of the Series' bonds and notes will be affected like all fixed-income securities by market conditions relating to changes in prevailing interest rates. However, the value of lower-rated or unrated corporate bonds and notes is also affected by investors' perceptions. When economic conditions appear to be deteriorating, lower-rated or unrated corporate bonds and notes may decline in market value due to investors' heightened concerns and perceptions over credit quality. If a security is downgraded, the Series may retain the security. The Series invests in "zero coupon" (interest payments accrue until maturity) and "pay-in-kind" (interest payments are made in cash or additional shares) bonds. Such securities may be subject to greater fluctuations in value as they tend to be more speculative than income bearing securities. Fluctuations in the market prices of the securities owned by the Series result in corresponding fluctuations and volatility in the net asset value of the shares of the Series. Additionally, because they do not pay current income, these securities will detract from the Series' objective of producing maximum current income.

     Lower-rated and unrated corporate bonds and notes in which the Series invests are traded principally by dealers in the over-the-counter market. The market for these securities may be less active and less liquid than for higher-rated securities. Under adverse market or economic conditions, the secondary market for these bonds and notes could contract further, causing the Series difficulties in valuing and selling the securities in its portfolio.


     The ratings of fixed-income securities by Moody's and S&P are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time the rating is assigned and the time it is updated. In addition there may be varying degrees of difference in credit risk of securities within each rating category.

     The following table sets forth the weighted average percentages of the Series' portfolio invested in debt securities for each rating category during the year ended December 31, 1997. When securities receive different ratings from S&P and Moody's, the table reflects the lower rating.

                                             PERCENTAGE OF
           S&P/MOODY'S RATINGS             TOTAL INVESTMENTS
           -------------------              ---------------

AAA/Aaa................................           --
AA/Aa..................................           --
A/A....................................           --
BBB/Baa................................           --
BB/Ba..................................           .4%
B/B....................................         83.2%
CCC/Caa................................          6.2%
CC/Ca..................................           --
Non-rated..............................          3.6%


     The Manager will try to minimize the risk inherent in the Series' investment objective through credit analysis, diversification and attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur and an investment in the Series is appropriate for an investor only if the investor can bear the high risk inherent in seeking maximum current income by investing in high-yielding corporate bonds and notes which are unrated or carry lower ratings than those assigned by S&P or Moody's to investment-grade bonds.

     Except for temporary defensive purposes, at least 80% of the value of the Series' total assets will be invested in high-yielding, income-producing corporate bonds. This investment policy is a fundamental policy and may not be changed by the Trustees of the Fund without the vote of a majority of the Series' outstanding voting securities. The Series may invest up to 20% of the value of its total assets in a range of high-yield, medium and lower quality corporate notes; short-term money market instruments, including certificates of deposit of banks having total assets of more than $1 billion and which are members of the FDIC, bankers' acceptances and interest-bearing savings or time deposits of such banks; commercial paper of prime quality, rated A-1 or higher by S&P or P-1 or higher by Moody's or, if not rated, issued by companies which have an outstanding debt issue rated AA or higher by S&P or Aa or higher by Moody's; securities issued, guaranteed or insured by the U.S. Government, its agencies and instrumentalities; and other income-producing cash items. The Series may invest temporarily for defensive purposes without limit in the foregoing securities.

     PREFERRED STOCK. In accordance with its objective of producing maximum current income, the Series may invest up to 10% of its total assets in preferred stock, including non-investment grade preferred stock. Certain preferred stock issues may offer higher yields than similar bond issues because their rights are subordinated to the bonds. Consequently, such preferred stock issues will have a greater risk potential. The Manager will try to minimize this greater risk potential through its investment process. However, there can be no assurance that losses will not occur and, as stated above, an investment in the Series is appropriate only for an investor who can bear the high risk in seeking maximum current income by investing in high-yielding securities, including non-investment grade preferred stock.

     FOREIGN SECURITIES. The Series may invest up to 10% of its total assets in debt securities of foreign issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a U.S. company, and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to U.S. companies. Foreign debt securities and their markets may not be as liquid as U.S. securities and their markets. Securities of foreign companies may involve greater market risk than securities of U.S. companies, and foreign brokerage commissions and custody fees are generally higher than in the United States. Investments in foreign debt securities may also be subject to local economic or political risks, such as political instability of some foreign governments and the possibility of nationalization of issuers.

     ILLIQUID SECURITIES. The Series may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933 (the "1933 Act")) and other securities that are not readily marketable, such as repurchase agreements of more than one week's duration. A Series may purchase restricted securities that may be offered and sold only to "qualified institutional buyers" under Rule 144A of the 1933 Act, and the Manager, acting pursuant to procedures approved by the Fund's Board of Directors, may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should this determination be made, the Manager, acting pursuant to such procedures, will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in the Series, if and to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

     BORROWING. The Series may borrow money only from banks and only for temporary or emergency purposes (but not for the purchase of portfolio securities) in an amount not to exceed 15% of the value of its total assets. The Series will not purchase additional portfolio securities if the Series has outstanding borrowings in excess of 5% of the value of its total assets.

     LENDING OF PORTFOLIO SECURITIES. The Series may lend portfolio securities to brokers or dealers, banks or other institutional borrowers of securities. The borrower must maintain with the Series cash or equivalent collateral such as Treasury Bills, equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Series any income accruing on the loaned securities and the Series may invest the cash collateral and earn additional income or may receive an agreed upon amount of interest income from the borrower. The Series may lend portfolio securities to the extent that the Manager deems appropriate in seeking to achieve the Series' investment objective.

     REPURCHASE AGREEMENTS. The Series may enter into repurchase agreements with commercial banks and with broker/dealers to invest cash for the short-term. A repurchase agreement is an agreement under which the Series acquires a money market instrument, generally a U.S. Government obligation qualified for purchase by the Series, subject to resale at an agreed upon price and date. Such resale price reflects an agreed upon interest rate effective for the period of time the instrument is held by the Series and is unrelated to the interest rate on the instrument. Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, decline in value of the underlying securities and loss of interest. Repurchase agreements usually are for short periods, such as one week or less, but may be for longer periods. As a matter of fundamental policy, the Series will not enter into repurchase agreements of more than one week's duration if more than 10% of its total assets would be invested in such agreements and in restricted and other illiquid securities.

     WHEN-ISSUED SECURITIES. The Series may purchase securities on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. Although the Series will only purchase a security on a when-issued basis with the intention of actually acquiring the securities, the Series may sell these securities before the purchase settlement date if it is deemed advisable.

     Securities held by the Series and securities purchased on a when-issued basis are subject to changes in market value based upon investors' perceptions of the creditworthiness of the issuer and upon changes, real or anticipated, in the level of interest rates. If the Series remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, the market value of the Series' assets may fluctuate more than would otherwise be the case. Purchasing a security on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security so purchased.

     An account for the Series consisting of cash or liquid high-grade debt securities equal to the amount of the when-issued commitments will be established with the Series' Custodian, and marked to market daily, with additional cash or liquid high-grade debt securities added when necessary. When the time comes to pay for when-issued securities, the Series will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although the Series would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the Series' payment obligations). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital gain or loss.

     GENERAL. Except as noted above or in the Statement of Additional Information, the foregoing investment policies are not fundamental and the Trustees of the Fund may change such policies without the vote of a majority of the outstanding voting securities of the Series. As a matter of policy, the Trustees will not change the Series' investment objective of producing maximum current income without such a vote. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of the Series means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Series or (2) 67% or more of the shares of the Series present at a shareholders' meeting if more than 50% of the outstanding shares of the Series are represented at the meeting in person or by proxy.


     YEAR 2000 RISKS. The Series is dependent upon service providers and their computer systems for its day-to-day operations, and many of the Series' service providers in turn depend upon computer systems of other persons. Many computer systems currently cannot properly recognize or process date sensitive information relating to the year 2000 and beyond. The Manager, Seligman Financial Services, Inc., and the Series' custodian have been evaluating the impact the year 2000 issue may have on their computer systems. They expect that any modifications to their computer systems necessary to address the year 2000 issue will be made and tested in a timely manner. They are also working with vendors and other persons whose systems are linked to theirs to obtain satisfactory assurances regarding the year 2000 issue. Seligman Data Corp., which provides certain corporate and shareholder account services to the Series at cost, has informed the Series that it does not expect that the cost to the Series of its services will increase materially as a result of the modifications to its computer systems necessary to prepare for the year 2000. The costs of systems remediation by persons other than Seligman Data Corp. will not be borne directly by the Series. There can be no assurance that the remedial actions taken by the Series' service providers will be sufficient or timely. Inadequate remediation could have an adverse effect on the Series' operations, including pricing and securities trading and settlement, and the provision of shareholder services.


MANAGEMENT SERVICES

     The Trustees provide broad supervision over the affairs of the Series and the Fund as a whole. Pursuant to a Management Agreement approved by the Trustees and the shareholders of the Series, the Manager manages the investments of the Series and administers the business and other affairs of the Series. The address of the Manager is 100 Park Avenue, New York, NY 10017.


     The Manager also serves as manager of seventeen other investment companies which, together with the Fund, comprise the "Seligman Group." These companies are: Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Henderson Global Fund Series, Inc., Seligman Income Fund, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman Quality Municipal Fund, Inc., Seligman Select Municipal Fund, Inc., Seligman Value Fund Series, Inc., and Tri-Continental Corporation. The aggregate assets of the Seligman Group were approximately $20.2 billion at March 31, 1998. The Manager also provides investment management or advice to institutional and other accounts having an aggregate value at March 31, 1998 of approximately $7.4 billion.


     Mr. William C. Morris is Chairman of the Manager and Chairman of the Board and Chief Executive Officer of the Fund. Mr. Morris owns a majority of the outstanding voting securities of the Manager.

     The Manager provides senior management for Seligman Data Corp., a wholly-owned subsidiary of certain investment companies in the Seligman Group, which performs, at cost, certain recordkeeping functions for the Series, maintains the records of shareholder accounts and furnishes dividend paying, redemption and related services.


     The Manager is entitled to receive a management fee, calculated daily and payable monthly. The management fee is equal to an annual rate of .65% of the Series' average daily net assets on the first $1 billion of net assets and .55% of the Series' average daily net assets in excess of $1 billion. In 1997, the management fee paid by the Fund was equal to an annual rate of .62% of the average daily net assets of the Series.

     The Fund pays all of its expenses other than those assumed by the Manager. The Fund's expenses are allocated among the series in a manner determined by the Trustees to be fair and equitable. Total expenses of the Series' Class A, Class B and Class D shares, respectively, for the year ended December 31, 1997 amounted to 1.14%, 1.90% and 1.90%, respectively, of the average daily net assets of such class.

     PORTFOLIO MANAGEMENT. Mr. Daniel J. Charleston, a Managing Director of the Manager, is a Vice President of the Fund and has been Portfolio Manager of the Series since January 1990. Mr. Charleston is also a Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its High-Yield Bond Portfolio.

     The Manager's discussion of the Series' performance as well as a line graph illustrating comparative performance information between the Series, the Merrill Lynch High Yield Master Index, Lipper High Current Yield and the Lipper High-Yield Bond Fund Index is included in the Fund's 1997 Annual Report to Shareholders. Copies of the 1997 Annual Report may be obtained, without charge, by calling or writing the Series at the telephone numbers or address listed on the cover page of this Prospectus.


     PORTFOLIO TRANSACTIONS. Corporate bonds and other fixed-income securities are generally traded on the over-the-counter market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. The Series will engage in transactions with these dealers or deal directly with the issuer. Prices paid to dealers will generally include a "spread," i.e., the difference between the prices at which a dealer is willing to purchase or to sell the security at that time. The Management Agreement recognizes that in the purchase and sale of portfolio securities, the Manager will seek the most favorable price and execution and, consistent with that policy, may give consideration to the research, statistical and other services furnished by dealers to the Manager for its use in connection with its services to the Fund as well as to other clients.

     Consistent with the Rules of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees of the Fund may determine, the Manager may consider sales of shares of the Series and, if permitted under applicable laws, may consider sales of shares of the other mutual funds in the Seligman Group as a factor in the selection of brokers or dealers to execute portfolio transactions for the Series.


     PORTFOLIO TURNOVER. A change in securities held by the Series is known as "portfolio turnover" which may result in the payment by the Series of dealer spreads or underwriting commissions and other transactions costs on the sale of securities as well as on the reinvestment of the proceeds in other securities. Higher portfolio turnover involves greater transactions costs and a possible increase in short-term capital gains or losses. Although it is the policy of the Series to hold securities for investment, changes will be made from time to time when the Manager believes such changes will strengthen the Series' portfolio. The portfolio turnover rate will vary from year to year as well as within a year and is likely to exceed 100% and has done so in prior years.


PURCHASE OF SHARES

     Seligman Financial Services, Inc. ("SFSI"), an affiliate of the Manager, acts as general distributor of the Series' shares. Its address is 100 Park Avenue, New York, NY 10017.

     The Fund issues three classes of shares: Class A shares are sold to investors choosing the initial sales load alternative; Class B shares are sold to investors choosing to pay no initial sales load, a higher distribution fee and a CDSL with respect to redemptions within six years of purchase and who desire shares to convert automatically to Class A shares after eight years; and Class D shares are sold to investors choosing no initial sales load, a higher distribution fee and a CDSL on redemptions within one year of purchase. See "Alternative Distribution System" above.

     Shares of the Series may be purchased through any authorized investment dealer. All orders will be executed at the net asset value per share next determined after receipt of the purchase order plus, in the case of Class A shares, a sales load which, except for shares purchased under one of the reduced sales load plans, will vary with the size of the purchase as shown in the schedule under "Class A shares -- Initial Sales Load" below.

     THE MINIMUM AMOUNT FOR INITIAL INVESTMENT IN THE SERIES IS $1,000; SUBSEQUENT INVESTMENTS MUST BE IN THE MINIMUM AMOUNT OF $100 (EXCEPT FOR
INVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS). THE FUND RESERVES THE RIGHT TO RETURN INVESTMENTS WHICH DO NOT MEET THESE MINIMUMS. EXCEPTIONS TO THESE MINIMUMS ARE AVAILABLE FOR ACCOUNTS BEING ESTABLISHED CONCURRENTLY WITH THE INVEST-A-CHECK(R) SERVICE. THE MINIMUM AMOUNT FOR INITIAL INVESTMENT IN THE SELIGMAN TIME HORIZON MATRIXSM ASSET ALLOCATION PROGRAM IS $10,000. FOR INFORMATION ABOUT THIS PROGRAM, CONTACT YOUR FINANCIAL ADVISOR.


     The minimum amount for initial investment in the Series is $500 for investors who purchase shares of the Fund through Merrill Lynch's MFA or MFA Select Programs. There is no minimum investment required for investors who purchase shares of the Series through wrap fee programs.

     Purchase orders placed for Class B shares must be for an amount LESS THAN $250,000.

     Orders received by an authorized dealer by the close of regular trading on the New York Stock Exchange ("NYSE") (normally, 4:00 p.m. Eastern time) and accepted by SFSI before the close of business (5:00 p.m. Eastern time) on the same day will be executed at the Series' net asset value determined as of the close of regular trading on the NYSE on that day plus, in the case of the Class A shares, any applicable sales load. Orders accepted by dealers after the close of regular trading on the NYSE, or received by SFSI after the close of business, will be executed at the Series' net asset value as next determined plus, in the case of Class A shares, any applicable sales load. The authorized dealer through which the shareholder purchases shares is responsible for forwarding the order to SFSI promptly.


     Payment for dealer purchases may be made by check or by wire. To wire payment, dealer orders must first be placed through SFSI's order desk and assigned a purchase confirmation number. Funds in payment of the purchase may then be wired to Mellon Bank, N.A. ABA #043000261, A/C Seligman High-Yield Bond Series (A, B or D), A/C#107-1011. WIRE TRANSFERS MUST INCLUDE THE PURCHASE CONFIRMATION NUMBER AND CLIENT ACCOUNT REGISTRATION AND ACCOUNT NUMBER. Persons other than dealers who wish to wire payment should contact Seligman Data Corp. for specific wire instructions. Although the Fund makes no charge for this service, the transmitting bank may impose a wire service fee.


     Current shareholders may purchase additional shares of the Series through any authorized dealer or by sending a check payable to the "Seligman Group of Funds," in a postage-paid return envelope or directly to P.O. BOX 9766, PROVIDENCE, RI 02940-9766. The check should be accompanied by an investment slip (provided on the bottom of shareholder account statements) and include the shareholder's name, address, account number, Series name and class of shares (A, B or D). Checks sent directly to Seligman Data Corp. and received in good order will be invested at the Series' net asset value determined as of the close of regular trading on the NYSE on that day plus, in the case of Class A shares, any applicable sales load.


     IF A SHAREHOLDER DOES NOT PROVIDE THE REQUIRED INFORMATION, SELIGMAN DATA CORP. WILL SEEK FURTHER

CLARIFICATION AND MAY BE FORCED TO RETURN THE CHECK TO THE SHAREHOLDER. IF ONLY THE CLASS DESIGNATION IS MISSING, THE INVESTMENT WILL AUTOMATICALLY BE MADE IN CLASS A SHARES FOR NEW ACCOUNTS OR IN THE SHAREHOLDER'S EXISTING CLASS FOR ADDITIONAL PURCHASES. Checks for investment must be in U.S. dollars drawn on a domestic bank. Credit card convenience checks and third party checks (i.e., checks made payable to someone other than the "Seligman Group of Funds") may not be used to open a new fund account or purchase additional shares of the Series.

     Seligman Data Corp. may charge a $10.00 service fee for checks returned to it uncollectable. This charge may be deducted from the Shareholder's account. For the protection of the Fund and its shareholders, no redemption proceeds will be remitted to a shareholder with respect to shares purchased by check (unless certified) until Seligman Data Corp. receives notice that the check has cleared, which may be up to 15 days from the credit of the shares to the shareholder's account.

     Current shareholders may also purchase additional shares by having funds electronically transferred directly from an employer, the Internal Revenue Service or other government agency, or any institution capable of transmitting payments through the Automated Clearing House ("ACH") network. Purchases may be one-time transactions, or, for those institutions that offer direct deposit programs, may be made on a systematic basis. To utilize this service, the following bank information must be provided to the paying institution:

                                Mellon Bank, N.A.

                                 ABA #043000261

                            A/C No. 600FFFNNNNNNNNNN

     "600" IDENTIFIES THE SELIGMAN GROUP OF FUNDS, "FFF" IS THE FUND CODE REPRESENTING THE FUND AND CLASS OF SHARES IN WHICH THE PURCHASE SHOULD BE MADE (this code is available on the back of all shareholder account statements), AND "NNNNNNNNNN" INDICATES THE SHAREHOLDER'S TEN-DIGIT ACCOUNT NUMBER. In addition, the shareholder must indicate that this is a checking account at Mellon Bank. For IRA and group retirement accounts, all electronic purchases will be designated as current year contributions. For more information about this service, please contact Seligman Data Corp.

     VALUATION. The net asset value of the Series' shares is determined each day, Monday through Friday, as of the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) on each day that the NYSE is open for business. Net asset value is calculated separately for each class. Securities traded on a U.S. or foreign exchange or over-the-counter market are valued at the last sales price on the primary exchange or market on which they are traded. United Kingdom securities and securities for which there are no recent sales transactions are valued based on quotations provided by primary market makers in such securities. Short-term holdings maturing in 60 days or less are generally valued at amortized cost if their original maturity was 60 days or less. Short-term holdings with more than 60 days remaining to maturity will be valued at current market value until the 61st day prior to maturity, and will then be valued on an amortized cost basis based on the value as of such date unless the Trustees determine that amortized cost value does not represent fair market value. Any securities for which recent market quotations are not readily available are valued at fair value determined in accordance with procedures approved by the Fund's Trustees.

     Although the legal rights of Class A, Class B and Class D shares are substantially identical, the different expenses borne by each class will result in different net asset values and dividends. The net asset values of Class B and Class D shares will generally be lower than the net asset value of Class A shares as a result of the higher distribution fees charged to Class B and Class D shares. In addition, net asset value per shares of the three classes will be affected to the extent any other expenses differ among classes.

     CLASS A SHARES--INITIAL SALES LOAD. Class A shares are subject to an initial sales load which varies with the size of the purchase as shown in the schedule below, and an annual service fee of up to .25% of the average daily net asset value of Class A shares. See "Administration, Shareholder Services and Distribution Plan."

------------------------------------------------------------------

                       CLASS A SHARES--SALES LOAD SCHEDULE
                                  SALES LOAD
                              AS A PERCENTAGE OF         REGULAR
                            ----------------------       DEALER
                                       NET AMOUNT       DISCOUNT
                             OFFERING   INVESTED    (NET AS A % OF
     AMOUNT OF PURCHASE       PRICE    ASSET VALUE)  OFFERING PRICE
     ------------------     ---------------------------------------
     Less than  $ 50,000.....  4.75%      4.99%          4.25%
      50,000--   99,999.....   4.00        4.17            3.50
     100,000--  249,999.....   3.50        3.63            3.00
     250,000--  499,999.....   2.50        2.56            2.25
     500,000--  999,999.....   2.00        2.04            1.75
   1,000,000-- or more*.....      0           0               0

  -------
  *Shares  acquired at net asset value  pursuant to the above  Schedule  will be subject to a CDSL of 1% if redeemed within 18 months of purchase. See "Purchase of Shares--Contingent Deferred Sales Load."
------------------------------------------------------------------

     There is no initial sales load on purchases of Class A shares of $1,000,000 or more ("NAV sales"); however, such shares are subject to a CDSL of 1% if redeemed within eighteen months of purchase.

     SFSI shall pay broker/dealers, from its own resources, a fee on NAV sales, calculated as follows: 1.00% of NAV sales up to but not including $2 million;
 .80% of NAV sales from $2 million up to but not including $3 million; .50% of NAV sales from $3 million up to but not including $5 million; and .25% of NAV sales from $5 million and above. The calculation of the fee will be based on assets held by a "single person" as defined below.

     SFSI shall also pay broker/dealers, from its own resources, a fee on assets of certain investments in Class A shares of the Seligman Mutual Funds participating in an "eligible employee benefit plan" (as defined below under "Special Programs") that are attributable to the particular broker/dealer. The shares eligible for the fee are those on which an initial sales load was not paid because either the participating eligible employee benefit plan has at least (i) $500,000 invested in the Seligman Mutual Funds or (ii) 50 eligible employees to whom such plan is made available. Class A shares representing only an initial purchase of Seligman Cash Management Fund are not eligible for the fee. Such shares will become eligible for the fee once they are exchanged for shares of another Seligman Mutual Fund. The payment is based on cumulative sales for each Plan during a single calendar year, or portion thereof. The payment schedule, for each calendar year, is as follows: 1.00% of sales up to but not including $2 million; .80% of sales from $2 million up to but not including $3 million; .50% of sales from $3 million up to but not including $5 million; and
 .25% of sales from $5 million and above.

     REDUCED SALES LOADS. Reductions in sales loads apply to purchases of Class A shares by a "single person," including an individual, members of a family unit comprising husband, wife, and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated with purchases made on behalf of any other fiduciary or individual account.

     Shares purchased without an initial sales load in accordance with the sales load schedule or pursuant to a Volume Discount, Right of Accumulation or Letter of Intent are subject to a CDSL of 1% on redemptions within eighteen months of purchase.

     o VOLUME DISCOUNTS are provided if the total amount being invested in Class A shares of the Series alone, or in any combination of shares of the Seligman Mutual Funds that are sold with an initial sales load, reaches levels indicated in the above sales load schedule.


     o THE RIGHT OF ACCUMULATION allows an investor to combine the amount being invested in shares of any Seligman Mutual Fund sold with an initial sales load with the total net asset value of shares already owned that were sold with an initial sales load, including shares of Seligman Cash Management Fund that were acquired by the investor through an exchange of shares of another Seligman Mutual Fund on which there was an initial sales load, to determine reduced sales loads in accordance with the sales load schedule. An investor or a dealer purchasing shares on behalf of an investor must indicate that the investor has existing accounts when making investments or opening new accounts.


     o LETTER OF INTENT allows an investor to purchase Class A shares of the Series over a 13-month period at reduced initial sales loads, based on the total amount the investor intends to purchase plus the total net asset value of the other Seligman Mutual Funds already owned that were sold with an initial sales load and the total net asset value of shares of Seligman Cash Management Fund that were acquired through an exchange of shares of another Seligman Mutual Fund on which there was an initial sales load. An investor or a dealer purchasing Class A shares on behalf of an investor must indicate that the investor has existing accounts when making investments or opening new accounts. For more information concerning terms of Letters of Intent, see "Terms and Conditions."


     SPECIAL PROGRAMS. The Series may sell Class A shares at net asset value to present and retired directors, trustees, officers, employees and their spouses (and family members of the foregoing) of the Fund, the other investment companies in the Seligman Group, the Manager and other companies affiliated with the Manager. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales also may be made to employee benefit and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by the Manager or any affiliate.


     Class A shares also may be issued without an initial sales load in connection with the acquisition of cash and securities owned by other investment companies; to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in Series shares; to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act; to registered representatives and employees (and their spouses and minor children) of any dealer that has a sales agreement with SFSI; to financial institution trust departments; to registered investment advisers exercising discretionary investment authority with respect to the purchase of Series' shares; to accounts of financial institutions or broker/dealers that charge account management fees, provided the Manager or one of its affiliates has entered into an agreement with respect to such accounts; pursuant to sponsored arrangements with organizations which make recommendations to or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of the Series; to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside directors; and to "eligible employee benefit plans" which have at least (i) $500,000 invested in the Seligman Mutual Funds or (ii) 50 eligible employees to whom such plan is made available. "Eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Series shares. Sales of shares to such plans must be made in connection with a payroll deduction system of plan funding or other system acceptable to Seligman Data Corp.

     Section 403(b) plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or number of eligible employees. Employee benefit plans eligible for net asset value sales, as described above, will be subject to a CDSL of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months of plan termination. Sales pursuant to a 401(k) or other retirement alliance program the sponsor of which has an agreement with SFSI pursuant to which shares are made available at net asset value are not subject to a CDSL.


     CLASS B SHARES. Class B shares are sold without an initial sales load but are subject to a CDSL if the shares are redeemed within six years of purchase at rates set forth in the table below, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

YEARS SINCE PURCHASE                                  CDSL
--------------------                                  ----
less than 1 year...................................     5%
1 year or more but less than 2 years...............     4%
2 years or more but less than 3 years..............     3%
3 years or more but less than 4 years..............     3%
4 years or more but less than 5 years..............     2%
5 years or more but less than 6 years..............     1%
6 years or more....................................     0%

     Class B shares are also subject to an annual distribution fee of .75% and an annual service fee of up to .25% of the average daily net asset value of the Class B shares. SFSI will make a 4% payment to dealers in respect of purchases of Class B shares. Approximately eight years after purchase, Class B shares will convert automatically to Class A shares, which are subject to an annual service fee of .25% but no distribution fee. Shares purchased through reinvestment of dividends and capital gain distributions on Class B shares also will convert automatically to Class A shares along with the underlying shares on which they were earned. Conversion occurs at the end of the month which precedes the eighth anniversary of the purchase date. If Class B shares of the Series are exchanged for Class B shares of another Seligman Mutual Fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period of the shares exchanged will be tacked onto the holding period of the shares acquired. Class B shareholders of the Series exercising the exchange privilege will continue to be subject to the Series' CDSL schedule if such schedule is higher or longer than the CDSL schedule relating to the new Class B shares. In addition, Class B shares of the Series acquired by exchange will be subject to the Series' CDSL schedule if such schedule is higher or longer than the CDSL schedule relating to the original Class B shares.

     CLASS D SHARES. Class D shares are sold without an initial sales load but are subject to a 1% CDSL if the shares are redeemed within one year, an annual distribution fee of up to .75% and an annual service fee of up to .25%, of the average daily net asset value of the Class D shares. SFSI will make a 1% payment to dealers in respect of purchases of Class D shares. Unlike Class B shares, Class D shares do not automatically convert to Class A shares after eight years.

     CONTINGENT DEFERRED SALES LOAD. A CDSL will be imposed on redemptions of Class B or Class D shares which were purchased during the preceding six years (for Class B shares) or twelve months (for Class D shares); however, no CDSL will be imposed on shares acquired through the investment of dividends or distributions from any Class B or Class D shares of mutual funds within the Seligman Group. The amount of any CDSL will initially be used by SFSI to defray the expense of the payment of 4% (in the case of Class B shares) or 1% (in the case of Class D Shares) made by it to Service Organizations (as defined under "Administration, Shareholder Services and Distribution Plan") at the time of sale. Pursuant to an agreement with FEP Capital, L.P. ("FEP") to fund payments in respect of Class B shares, SFSI has agreed to assign any Class B CDSL to FEP.

     A CDSL of 1% will also be imposed on redemptions of Class A shares purchased during the preceding eighteen months if such shares were acquired at net asset value pursuant to the sales load schedule provided under "Class A Shares--Initial Sales Load." Employee benefit plans eligible for net asset sales as described above under "Special Programs" may be subject to a CDSL of 1% for terminations at the plan level only, or redemption of shares purchased within eighteen months prior to plan termination.

     The 1% CDSL normally imposed on redemptions of certain Class A shares (i.e., those purchased during the preceding eighteen months at net asset value pursuant to the sales load schedule provided under "Class A Shares--Initial Sales Load") will be waived on shares that were purchased through Morgan Stanley Dean Witter & Co. ("Morgan Stanley") by certain Chilean institutional investors (i.e., pension plans, insurance companies and mutual funds). Upon redemption of such shares within an eighteen month period, Morgan Stanley will reimburse SFSI a pro rata portion of the fee it received from SFSI at the time of sale of such shares.

     To minimize the application of a CDSL to a redemption, shares acquired pursuant to the investment of dividends and capital gain distributions (which are not subject to a CDSL) will be redeemed first; followed by shares held for a period of time longer than the applicable CDSL period. Shares held for the longest period of time within the applicable period will then be redeemed. Additionally, for those shares determined to be subject to a CDSL, the CDSL will be assessed on the current net asset value or original purchase price, whichever is less. No CDSL will be imposed on shares acquired through the investment of dividends or capital gain distributions from any Class A, Class B or Class D shares of Seligman Mutual Funds.


     For example, assume an investor purchased 100 Class D shares in January at a price of $10.00 per share. During the first year, 5 additional Class D shares were acquired through investment of dividends and distributions. In January of the following year, an additional 50 Class D shares were purchased at a price of $12.00 per share. In March of that year, the investor chooses to redeem $1,500.00 from the account which now holds 155 Class D shares with a total value of $1,898.75 ($12.25 per share). The CDSL for this transaction would be calculated as follows:

Total shares to be redeemed
   (122.449 @ $12.25) as follows: ..........  $1,500.00
                                              =========
Dividend/Distribution shares
  (5 @ $12.25) .............................    $ 61.25
Shares held more than 1 year
  (100 @  $12.25) ..........................   1,225.00
Shares held less than 1 year subject to
  CDSL (17.449 @ $12.25) ...................     213.75
                                               --------
  Gross proceeds of redemption .............  $1,500.00
  Less CDSL (17.449 shares @
    $12.00 = $209.39 x 1% = $2.09) .........      (2.09)
                                               --------
Net proceeds of redemption .................  $1,497.91
                                              =========

     For federal income tax purposes, the amount of the CDSL will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

     The CDSL will be waived or reduced in the following instances:


     (a) on redemptions following the death or disability (as defined in section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code")) of a shareholder or beneficial owner; (b) in connection with (i) distributions from retirement plans qualified under section 401 (a) of the Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to death, disability, retirement, or separation of service), (ii) distributions from a custodial account under section 403(b)(7) of the Code or an individual retirement account (an "IRA") due to death, disability, minimum distribution requirements after attainment of age 701/2, or, for accounts established prior to January 1, 1998, attainment of age 591/2, and (iii) a tax-free return of an excess contribution to an IRA; (c) in whole or in part, in connection with shares sold to current and retired Trustees of the Fund; (d) in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of shares of any registered investment management company; (e) in whole or in part, in connection with systematic withdrawals; (f) in connection with participation in the Merrill Lynch Small Market 401(k) Program; and (g) in connection with the redemption of shares of the Series if the Series is combined with another Seligman Mutual Fund, or another similar reorganization transaction.

     If, with respect to a redemption of any Class A, Class B or Class D shares sold by a dealer, the CDSL is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to SFSI promptly upon notice, an amount equal to the payment or a portion of the payment made by SFSI at the time of sale of such shares.



     SFSI may from time to time assist dealers by, among other things, providing sales literature to, and holding informational programs for the benefit of, dealers' registered representatives. Dealers may limit the participation of registered representatives in such informational programs by means of sales incentive programs which may require the sale of minimum dollar amounts of shares of the Seligman Mutual Funds. SFSI may from time to time pay a bonus or other incentive to dealers that sell shares of the Seligman Mutual Funds. In some instances, these bonuses or incentives may be offered only to certain dealers which employ registered representatives who have sold or may sell a significant amount of shares of the Series and/or certain other mutual funds managed by the Manager during a specified period of time. Such bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or outside the United States. The cost to SFSI of such promotional activities and payments shall be consistent with the Rules of the National Association of Securities Dealers, Inc., as then in effect.


TELEPHONE TRANSACTIONS


     A shareholder with telephone transaction privileges, AND THE SHAREHOLDER'S BROKER/DEALER REPRESENTATIVE, has the ability to effect the following transactions via telephone: (i) redemption of Series shares with proceeds sent to the address of record (up to $50,000 per day per fund account), (ii) exchange of Series shares for shares of the same class of another Seligman Mutual Fund,
(iii) change of a dividend and/or capital gain distribution option, and (iv) change of address. In addition, a shareholder who has current bank information on file with Seligman Data Corp. may redeem shares via telephone and have the proceeds transferred electronically from the shareholder's fund account to the shareholder's predesignated bank account. See "Redemption of Shares." All telephone transactions are effected through Seligman Data Corp. at (800) 221-2450.

     FOR INVESTORS WHO PURCHASE  SHARES BY COMPLETING  AND SUBMITTING AN ACCOUNT
APPLICATION: Unless an election is made otherwise on the Account Application, a shareholder and the shareholder's broker/dealer of record, as designated on the Account Application, will automatically receive telephone services. A shareholder must provide bank information on the Account Application or a supplemental election form in order to have redemptions via telephone sent to the shareholder's bank account.

     FOR INVESTORS WHO PURCHASE SHARES THROUGH A BROKER/DEALER: Telephone services for a shareholder and the shareholder's representative may be elected by completing a supplemental election form available from the broker/dealer of record.


     FOR ACCOUNTS REGISTERED AS IRAS: Telephone services will include only exchanges or address changes.


     FOR CORPORATIONS OR GROUP RETIREMENT PLANS: Telephone redemptions are not permitted. Additionally, group retirement plans are not permitted to change a dividend or gain distribution option. Group retirement plans that may allow plan participants to place telephone exchanges directly with the Fund, must first provide a letter of authorization signed by the plan's custodian or trustee, and provide a telephone services election form signed by each plan participant.


     All Seligman Mutual Fund accounts with the same account number (i.e., registered exactly the same) as an existing account, including any new fund in which the shareholder invests in the future, will automatically include telephone services if the existing account has telephone services. Telephone services may also be elected at any time on a supplemental telephone services election form.

     For accounts registered jointly (such as joint tenancies, tenants in common and community property registrations), each owner, by accepting or requesting telephone services, authorizes each of the other owners to effect telephone transactions on his or her behalf.

     During times of drastic economic or market changes, a shareholder or the shareholder's representative may experience difficulty in contacting Seligman Data Corp. to request a redemption or exchange of Series shares via telephone. In these circumstances, the shareholder or the shareholder's representative should consider using other redemption or exchange procedures. (See "Redemption of Shares" below.) Use of these other redemption or exchange procedures may result in the request being processed at a later time than if a telephone transaction had been used, and the Series' net asset value may fluctuate during such periods.

     The Fund and Seligman Data Corp. will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These will include: recording all telephone calls requesting account activity, requiring that the caller provide certain requested personal and/or account information at the time of the call for the purpose of establishing the caller's identity, and sending a written confirmation of redemptions, exchanges or address changes to the address of record each time activity is initiated by telephone. As long as the Fund and Seligman Data Corp. follow instructions communicated by telephone that were reasonably believed to be genuine at the time of their receipt, neither they nor any of their affiliates will be liable for any loss to the shareholder caused by an unauthorized transaction. In any instance where the Fund or Seligman Data Corp. is not reasonably satisfied that instructions received by telephone are genuine, the requested transaction will not be executed, and neither they nor any of their affiliates will be liable for any losses which may occur due to a delay in implementing the transaction. If the Fund or Seligman Data Corp. does not follow the procedures described above, the Fund or Seligman Data Corp. may be liable for any losses due to unauthorized or fraudulent instructions. Telephone transactions must be effected through a representative of Seligman Data Corp., i.e., requests may not be communicated via Seligman Data Corp.'s automated telephone answering system. Shareholders, of course, may refuse or cancel telephone services. Telephone services may be terminated by a shareholder at any time by sending a written request to Seligman Data Corp. TELEPHONE SERVICES MAY NOT BE ESTABLISHED BY A SHAREHOLDER'S BROKER/DEALER WITHOUT THE WRITTEN AUTHORIZATION OF THE SHAREHOLDER. Written acknowledgment of the addition of telephone services to an existing account or termination of telephone services will be sent to the shareholder at the address of record.

REDEMPTION OF SHARES


     A shareholder may redeem shares held in book credit ("uncertificated") form without charge, except a CDSL, if applicable, at any time by SENDING A WRITTEN REQUEST to Seligman Data Corp., P.O. Box 9759, Providence, RI 02940-9759; or if request is being sent by overnight delivery service to 100 Park Avenue, New York, NY 10017. The redemption request must be signed by all persons in whose name the shares are registered. A shareholder may redeem shares that are not in book credit form without charge, except a CDSL, if applicable, by surrendering certificates in proper form to the same address. Certificates should be sent by certified or registered mail. Return receipt is advisable; however, this may increase mailing time. Share certificates must be endorsed for transfer or accompanied by an endorsed stock power signed by all share owners exactly as their name(s) appear(s) on the account registration. The shareholder's letter of instruction or endorsed stock power should specify the Series or Fund name, account number, class of shares (A, B or D) and the number of shares or dollar amount to be redeemed. The Fund cannot accept conditional redemption requests (i.e., requests to sell shares at a specific price or on a future date).

     If the redemption proceeds are (i) $50,000 or more, (ii) to be paid to someone other than the shareholder of record (regardless of the amount) or (iii) to be mailed to other than the address of record (regardless of the amount), the signature(s) of the shareholder(s) must be guaranteed by an eligible financial institution including, but not limited to, the following: banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities Transfer Association Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The Fund reserves the right to reject a signature guarantee where it is believed that the Fund will be placed at risk by accepting such guarantee. A signature guarantee is also necessary in order to change the account registration. Notarization by a notary public is not an acceptable signature guarantee. A signature guarantee is not required if redemption proceeds are transferred electronically to the shareholder's predesignated bank account.


     ADDITIONAL DOCUMENTATION MAY ALSO BE REQUIRED BY SELIGMAN DATA CORP. IN THE EVENT OF A REDEMPTION BY A CORPORATION, EXECUTOR, ADMINISTRATOR, TRUSTEE, CUSTODIAN OR RETIREMENT PLAN. FOR FURTHER INFORMATION WITH RESPECT TO REDEMPTION REQUIREMENTS, PLEASE CONTACT THE SHAREHOLDER SERVICES DEPARTMENT OF SELIGMAN DATA CORP. FOR ASSISTANCE.

     In the case of Class A shares, (except for shares purchased without an initial sales load due to the size of the purchase), and in the case of Class B shares redeemed after six years and Class D shares redeemed after one year, a shareholder will receive the net asset value per share next determined after receipt of a request in good order. If Class A shares which were purchased without an initial sales load because the pur-chase amount was $1,000,000 or more are redeemed within eighteen months of purchase, a shareholder will receive the net asset value per share next determined after receipt of a request in good order, less a CDSL of 1% as described under "Purchase of Shares--Class A Shares--InitiaL Sales Load" above. If Class B shares are redeemed within six years of purchase, a shareholder will receive the net asset value per share next determined after receipt of a request in good order, less the applicable CDSL as described under "Purchase of Shares--Class B Shares" above. If Class D shares are redeemed within one year of purchase, a shareholder will receive the net asset value per share next determined after receipt of a request in good order, less a CDSL of 1% as described under "Purchase of Shares--Class D Shares" above.


     A shareholder also may "sell" shares to the Fund through an investment dealer and, in that way, be certain, providing the order is timely, of receiving the net asset value established at the end of the day on which the dealer is given the repurchase order (less any applicable CDSL). The Fund makes no charge for this transaction, but the dealer may charge a service fee. "Sell" or repurchase orders received from an authorized dealer before the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) and received by SFSI, the repurchase agent, before the close of business on the same day will be executed at the net asset value per share determined as of the close of the NYSE on that day, less any applicable CDSL. Repurchase orders received from authorized dealers after the close of the NYSE or not received by SFSI prior to the close of business, will be executed at the net asset value determined as of the close of the NYSE on the next trading day, less any applicable CDSL. Shares held in a "street name" account with a broker/dealer may be sold to the Fund only through a broker/dealer.

     TELEPHONE REDEMPTIONS. Telephone redemptions of uncertificated shares may be made once per day, in an amount of up to $50,000 per fund account. Proceeds will be sent to the address of record. A shareholder whose bank is a member of the ACH network and who has current bank information on file with Seligman Data Corp. may have redemption proceeds transferred electronically to the shareholder's predesignated bank account. Telephone redemption requests received by Seligman Data Corp. at (800) 221-2450 by the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) will be processed at the Fund's net asset value determined as of the close of business on that day. Redemption requests by telephone will not be accepted within 30 days following an address change. IRAs, group retirement plans, corporations and trusts for which the name of the current trustee does not appear in the account registration are not eligible for telephone redemptions. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice.


     For more information about telephone redemptions and the circumstances under which shareholders may bear the risk of loss for a fraudulent transaction, see "Telephone Transactions" above.

     CHECK REDEMPTION SERVICE. The Check Redemption Service allows a shareholder who owns or purchases shares in the Series worth $25,000 or more to request Seligman Data Corp. to provide redemption checks to be drawn on the shareholder's account in amounts of $500 or more. The shareholder may elect to use this service on the Account Application or by later written request to Seligman Data Corp. Shares for which certificates have been issued will not be available for redemption under this Service. Holders of Class B shares may use this service although check redemptions of Class B shares will be subject to a CDSL. Holders of Class D shares may use this service with respect to shares that have been held for at least one year. Dividends continue to be earned through the date preceding the date the check clears for payment. Use of this service is subject to Boston Safe Deposit and Trust Co. rules and regulations covering checking accounts. Separate checkbooks will be furnished for each series of the Fund.

     There is no charge for use of checks. When honoring a check that was processed for payment, Boston Safe Deposit and Trust Co. will cause the Series to redeem exactly enough full and fractional shares from an account to cover the amount of the check. If shares are owned jointly, redemption checks must be signed by all persons, unless otherwise elected on the Account Application, in which case a single signature will be acceptable.

     In view of daily fluctuations in share value, the shareholder should be certain that the amount of shares in the account is sufficient to cover the amount of checks written. If insufficient shares are in the account, the check will be returned, marked "insufficient funds." THE FUND WILL NOT REDEEM SHARES IN ONE SERIES TO COVER A CHECK WRITTEN ON ANOTHER SERIES. SELIGMAN DATA CORP. WILL CHARGE A $10.00 PROCESSING FEE FOR ANY CHECK REDEMPTION DRAFT RETURNED AS UNCOLLECTABLE. THIS CHARGE MAY BE DEDUCTED FROM THE SHAREHOLDER'S ACCOUNT.

     Check Redemption books cannot be reordered unless the shareholder's account has a value of $25,000 or more and the Fund has a certified Taxpayer Identification Number on file.

     Cancelled checks will be returned to the shareholder under separate cover the month after they clear. The Check Redemption Service may be terminated at any time by the Fund or Boston Safe Deposit and Trust Co. See "Terms and Conditions."

     GENERAL. With respect to shares redeemed, a check for the proceeds, less any applicable CDSL, will be sent to the address of record within seven calendar days after acceptance of the redemption order and will be made payable to all of the registered owners on the account. With respect to shares repurchased by the Fund, a check for the proceeds will be sent to the investment dealer within seven calendar days after acceptance of the repurchase order and will be made payable to the investment dealer. Redemptions via telephone to the shareholder's bank account will be transferred electronically within five business days. Payment of redemption proceeds will be delayed on redemptions of shares purchased by check (unless certified) until Seligman Data Corp. receives notice that the check has cleared, which may be up to 15 days from the credit of the shares to the shareholder's account. No interest is earned on the redemption proceeds during this period. The proceeds of a redemption or repurchase may be more or less than the shareholder's cost.


     The Fund reserves the right to redeem shares owned by a shareholder whose investment in the Series has a value of less than a minimum amount specified by the Fund's Trustees, which is presently $500. Shareholders would be sent a notice before the redemption is processed stating that the value of their investment in the Series is less than the specified minimum and that they have sixty days to make an additional investment.

     REINSTATEMENT PRIVILEGE. If a shareholder redeems Class A shares and then decides to reinvest them, or to shift the investment to the other series of the Fund or one of the other Seligman Mutual Funds the shareholder may, within 120 calendar days of the date of redemption, use all or any part of the proceeds of the redemption to reinstate, free of an initial sales load, all or any part of the investment in shares of the Series or in shares of the other series of the Fund or one of the other Seligman Mutual Funds. If a shareholder redeems Class B or Class D shares and the redemption was subject to a CDSL, the shareholder may reinstate all or any part of the investment in shares of the same class of the Series or of any of the other Seligman Mutual Funds within 120 calendar days of the date of redemption and receive a credit for the applicable CDSL paid. Such investment will be reinstated at the net asset value per share established as of the close of the NYSE on the day the request is received. Seligman Data Corp. must be informed that the purchase is a reinstated investment. REINSTATED SHARES MUST BE REGISTERED EXACTLY AS THE SHARES PREVIOUSLY REDEEMED AND THE FUND'S MINIMUM INITIAL INVESTMENT AMOUNT MUST BE MET AT THE TIME OF REINSTATEMENT.

     Generally,  exercise  of the  Reinstatement  Privilege  does not  alter the
Federal income tax status of any capital gain realized on a sale of Series shares, but to the extent that any shares are sold at a loss and the proceeds are reinvested in shares of the same Series, some or all of the loss will not be allowed as a deduction, depending upon the percentage of the proceeds reinvested.

ADMINISTRATION, SHAREHOLDER SERVICES
AND DISTRIBUTION PLAN

     Under the Series' Administration, Shareholder Services and Distribution Plan (the "Plan") the Series may pay to SFSI an administration, shareholder services and distribution fee in respect of the Series' Class A, Class B and Class D shares. Payments under the Plan may include, but are not limited to: (i) compensation to securities dealers and other organizations ("Service Organizations") for providing distribution assistance with respect to assets invested in the Series, (ii) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Series shareholders, and (iii) otherwise promoting the sale of shares of the Series, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and defraying SFSI's costs incurred in connection with its marketing efforts with respect to shares of the Series. The Manager, in its sole discretion, may also make similar payments to SFSI from its own resources, which may include the management fee that the Manager receives from the Series.

     Under the Plan, the Series reimburses SFSI for its expenses with respect to Class A shares at an annual rate of up to .25% of the average daily net asset value of Class A shares. It is expected that the proceeds from the fee in respect of Class A shares will be used primarily to compensate Service Organizations which enter into agreements with SFSI. Such Service Organizations will receive from SFSI a continuing fee of up to .25% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or the maintenance of shareholder accounts. The fee payable from time to time is, within such limit, determined by the Trustees of the Fund.

     The Plan, as it relates to Class A shares, was approved by the Trustees on October 9, 1984 and was approved by the shareholders of the Series on April 10, 1986. The total amount paid for the year ended December 31, 1997 in respect of the Series' Class A shares pursuant to the Plan was equal to .24% of the Class A shares' average daily net assets.


     Under the Plan, the Fund reimburses SFSI for its expenses with respect to Class B and Class D shares at an annual rate of up to 1% of the respective average daily net asset value of the Class B and Class D shares. Proceeds from the Class B distribution fees are used to pay Service Organizations a continuing fee of up to .25% on an annual basis of the average net asset value of Class B shares attributable to particular Service Organizations for providing personal service and/or the maintenance of shareholder accounts and will also be used by SFSI to defray the expense of the payment of 4% made by it to Service Organizations at the time of sale of Class B shares. In that connection, SFSI has assigned FEP its interest in the fees payable to it in respect of the Class B shares, other than the portion payable to Service Organizations on a continuing basis. Proceeds from the Class D distribution fees are used primarily to compensate Service Organizations for administration, shareholder services and distribution assistance (including a continuing fee of up to .25% on an annual basis of the average daily net asset value of Class D shares attributable to particular Service Organizations for providing personal service and/or the maintenance of shareholder accounts) and will initially be used by SFSI to defray the expense of the payment of 1% made by it to Service Organizations at the time of the sale of Class D shares. The amounts expended by SFSI in any one year upon the initial purchase of Class B and Class D shares may exceed the amounts received by it from Plan payments retained. Expenses of administration, shareholder services and distribution of Class B and Class D shares in one fiscal year may be respectively, paid from Class B and Class D Plan fees received in any other fiscal year.

     The Plan, as it relates to Class B shares, was approved by the Trustees of the Fund on March 21, 1996 and became effective April 22, 1996. The Plan, as it relates to Class D shares, was amended by the Trustees of the Fund on July 15, 1993. The total amount paid for the year ended December 31, 1997 by the Series' Class B and Class D shares pursuant to the Plan was 1% per annum of the average daily net assets of the Class B and Class D shares. The Plan is reviewed by the Fund's Trustees annually.

     Seligman Services, Inc. ("SSI"), an affiliate of the Manager, is a limited purpose broker/dealer. SSI acts as a broker/dealer of record for most shareholder accounts that do not have a designated broker/dealer of record including all such shareholder accounts established after April 1, 1995 and receives compensation for providing personal service and account maintenance to such accounts of record.

EXCHANGE PRIVILEGE


     A shareholder of the Series may, without charge, exchange at net asset value any part or all of an investment in the Series for shares of the other series of the Fund or for shares of any of the other Seligman Mutual Funds. Exchanges may be made by mail, or by telephone if the shareholder has telephone services.


     Class A, Class B and Class D shares may be exchanged only for Class A, Class B and Class D shares, respectively, of another Seligman Mutual Fund on the basis of relative net asset value.


     If shares that are subject to a CDSL are exchanged for shares, of another Seligman Mutual Fund, then for purposes of assessing the CDSL payable upon disposition of the exchanged shares, the applicable holding period shall be reduced by the period for which the original shares were held.

     Class B shareholders of the Series exercising the exchange privilege will continue to be subject to the Series' CDSL schedule if such schedule is higher or longer than the CDSL schedule relating to the new Class B shares. In addition, Class B shares of the Series acquired through use of the exchange privilege will be subject to the Series' CDSL schedule if such schedule is higher or longer than the CDSL schedule relating to the Class B shares of the fund from which such shares were exchanged.


     The Seligman Mutual Funds available under the Exchange Privilege are:

o SELIGMAN CAPITAL FUND, INC. seeks aggressive capital appreciation. Current income is not an objective.

o SELIGMAN CASH MANAGEMENT FUND, INC. invests in high quality money market instruments. Shares are sold at net asset value.

o SELIGMAN COMMON STOCK FUND, INC. seeks favorable current income and long-term growth of both income and capital value without exposing capital to undue risk.

o SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC. invests in shares of companies in the communications, information and related industries to produce capital gain. Income is not an objective.

o SELIGMAN FRONTIER FUND, INC. seeks to produce growth in capital value. Income may be considered but will only be incidental to the fund's investment objective.

o SELIGMAN GROWTH FUND, INC. seeks longer-term growth in capital value and an increase in future income.

o SELIGMAN HENDERSON GLOBAL FUND SERIES, INC. consists of the Seligman Henderson International Fund, the Seligman Henderson Emerging Markets Growth Fund, the Seligman Henderson Global Growth Opportunities Fund, the Seligman Henderson Global Smaller Companies Fund and the Seligman Henderson Global Technology Fund, which seek long-term capital appreciation primarily through investing in companies either globally or internationally.

o SELIGMAN HIGH INCOME UND SERIES seeks high current income by investing in debt securities. In addition to the Series, the Fund consists of the Seligman U.S. Government Securities Series.

o SELIGMAN INCOME FUND, INC. seeks high current income and the possibility of improvement of future income and capital value.

o SELIGMAN MUNICIPAL FUND SERIES, INC. consists of several State Series and a National Series. The National Municipal Series seeks to provide maximum income exempt from federal income taxes; individual state series, each seeking to maximize income exempt from federal income taxes and from personal income taxes in designated states are available for Colorado, Georgia, Louisiana, Maryland, Massachusetts, Michigan, Minnesota, Missouri, New York, Ohio, Oregon and South Carolina. (Does not currently offer Class B shares.)

o SELIGMAN MUNICIPAL SERIES TRUST includes the Seligman California Municipal High-Yield Series, the Seligman California Municipal Quality Series, the Seligman Florida Municipal Series and the Seligman North Carolina Municipal Series, each of which invests in municipal securities of its designated state. (Does not currently offer Class B shares.)

o SELIGMAN NEW JERSEY MUNICIPAL FUND, INC. invests in investment-grade New Jersey municipal securities. (Does not currently offer Class B shares.)

o SELIGMAN PENNSYLVANIA MUNICIPAL FUND SERIES invests in investment-grade Pennsylvania municipal securities. (Does not currently offer Class B shares.)


o  SELIGMAN VALUE FUND SERIES,  INC.  consists of the Seligman  Large-Cap  Value
   Fund and the Seligman Small-Cap Value Fund each of which seeks long-term capital appreciation by investing in equity securities of value companies primarily located in the U.S.

     All permitted exchanges will be based on the net asset values of the respective funds determined at the close of regular trading on the NYSE on that day. Telephone requests for exchanges received by the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time), by Seligman Data Corp. at (800) 221-2450, will be processed as of the close of business on that day. Requests received after the close of regular trading on the NYSE will be processed at the net asset values per share calculated the following business day. The registration of an account into which an exchange is made must be identical to the registration of the account from which shares are exchanged. When establishing a new account by an exchange of shares, the shares being exchanged must have a value of at least the minimum initial investment required by the mutual fund into which the exchange is being made. THE METHOD OF RECEIVING DISTRIBUTIONS, UNLESS OTHERWISE INDICATED, WILL BE CARRIED OVER TO THE NEW FUND ACCOUNT, AS WILL TELEPHONE SERVICES. ACCOUNT SERVICES, SUCH AS INVEST-A-CHECK(R) SERVICE, DIRECTED DIVIDENDS, SYSTEMATIC WITHDRAWAL PLAN AND CHECK WRITING PRIVILEGE WILL NOT BE CARRIED OVER TO THE NEW FUND ACCOUNT UNLESS SPECIFICALLY REQUESTED AND PERMITTED BY THE NEW FUND. Exchange orders may be placed to effect an exchange of a specific number of shares, an exchange of shares equal to a specific dollar amount or an exchange of all shares held. Shares for which certificates have been issued may not be exchanged via telephone and may be exchanged only upon receipt of a written exchange request together with certificates representing shares to be exchanged in proper form.

     The Exchange Privilege via mail is generally applicable to group retirement plans, although some restrictions may apply. The terms of the Exchange Privilege described herein may be modified at any time; and not all of the Seligman Mutual Funds are available to residents of all states. Before making any exchange, a shareholder should contact an authorized investment dealer or Seligman Data Corp. to obtain prospectuses of any of the Seligman Mutual Funds.


     A broker/dealer representative of record will be able to effect exchanges on behalf of a shareholder only if the shareholder has telephone services or if the broker/dealer has entered into a Telephone Exchange Agreement with SFSI wherein the broker/dealer must agree to indemnify SFSI and the Seligman Mutual Funds from any loss or liability incurred as a result of the acceptance of telephone exchange orders.

     Written confirmation of all exchanges will be forwarded to the shareholder to whom the exchanged shares are registered and a duplicate confirmation will be sent to the dealer of record listed on the account. SFSI reserves the right to reject any telephone exchange request. Any rejected telephone exchange order may be processed by mail. For more information about telephone exchanges, including the circumstances under which shareholders may bear the risk of loss for a fraudulent transaction, see "Telephone Transactions."

     Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes.

FURTHER INFORMATION ABOUT
TRANSACTIONS IN THE SERIES

     Because excessive trading (including short-term, "market timing" trading) can hurt the Series' performance, the Fund may refuse any exchange (1) from anyshareholder account from which there have been two exchanges in the preceding three month period, or (2) where the exchanged shares equal in value the lesser of $1,000,000 or 1% of the Series' net assets. The Fund may also refuse any exchange or purchase order from any shareholder account if the shareholder or the shareholder's broker/dealer has been advised that previous patterns of purchases and redemptions or exchanges have been considered excessive. Accounts under common ownership or control, including those with the same taxpayer ID number and those administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be considered one account for this purpose. Additionally, the Fund reserves the right to refuse any order for the purchase of shares.


DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS


     The Series' net investment income is distributed to shareholders monthly in the form of additional shares, unless the shareholder elects otherwise. Payments vary in amount depending on income received from the Series' investments and costs of operations. Shares begin earning dividends on the day on which the Fund receives payment. Shares continue to earn dividends through the date preceding the date they are redeemed.


     The Series distributes substantially all of any taxable net long-term and short-term gain realized on investments to shareholders at least annually. In determining amounts of capital gains to be distributed, any capital loss carryforwards from prior years will offset capital gains. Such distributions will generally be taxable to shareholders in the year in which they are declared by the Series if paid before February 1 of the following year.

     Shareholders may elect: (1) to receive both dividends and gain distributions in shares; (2) to receive dividends in cash and gain distributions in shares; (3) to receive both dividends and gain distributions in cash. Cash dividends and gain distributions are paid by check and sent to the shareholder's address of record or, if elected by a shareholder who has current bank information on file with Seligman Data Corp., electronically deposited into the shareholder's predesignated bank account. Such deposits will normally be credited to the shareholder's bank account in 3 to 4 business days after the payable date of the dividend or distribution.

     In the case of prototype retirement plans, dividends and gain distributions are reinvested in additional shares. Unless another election is made, dividends and capital gain distributions will be credited to shareholder accounts in additional shares. Shares acquired through a dividend or gain distribution and credited to a shareholder's account are not subject to an initial sales load or a CDSL. Dividends and gain distributions paid in shares are invested on the payable date using the net asset value of the payable date. Shareholders may elect to change their dividend and gain distribution options by writing Seligman Data Corp. at the address listed below. If the shareholder has telephone services, changes may also be telephoned to Seligman Data Corp. between 8:30 a.m. and 6:00 p.m. Eastern time, by either the shareholder or the broker/dealer of record on the account. For information about electing telephone services, see "Telephone Transactions." These elections must be received by Seligman Data Corp. before the record date for the dividend or gain distribution in order to be effective for such dividend or gain distribution. For information on how to have dividend or gain distributions electronically deposited into a shareholder's bank account, contact Seligman Data Corp.


      The per share dividends from net investment income on Class B and Class D shares will be lower than the per share dividends on Class A shares as a result of the higher distribution fees applicable with respect to Class B and Class D shares. Per share dividends of the three classes may also differ as a result of differing class expenses. Distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B and Class D shares. See "Purchase of Shares--Valuation."

     Shareholders exchanging shares of one mutual fund for shares of another mutual fund in the Seligman Group will continue to receive dividends and gains as elected prior to such exchange unless otherwise specified. In the event that a shareholder redeems, transfers or exchanges all shares in an account between the record date and the payable date, the value of any dividends or gain distributions declared will be paid in cash regardless of the existing election. A transfer or exchange of all shares (closing an account), between the record date and payable date, will result in the value of dividends or gain distributions being paid to the new fund account in accordance with the option on the closed account, unless Seligman Data Corp. is instructed otherwise.


FEDERAL INCOME TAXES

     The Series intends to continue to qualify as a regulated investment company under the Code. For each year so qualified, the Series will not be subject to federal income taxes on its net investment income and capital gains, if any, realized during any taxable year which it distributes to its shareholders, provided that at least 90% of its net investment income and net short-term capital gains are distributed to shareholders each year.

     Dividends from net investment income and distributions from net short-term capital gains are taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares, and are, generally, not eligible for the dividends received deduction for corporations.


     Distributions of net capital gain (i.e., the excess of net long-term capital gains over any net short-term losses) are taxable as long-term capital gain, whether received in cash or invested in additional shares, regardless of how long shares have been held by a shareholder. Such distributions are not eligible for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by the Series will be treated for federal income tax purposes as having received a distribution in an amount equal to the fair market value on the date of distribution of the shares received. Individual shareholders will be subject to federal income tax on distributions of net capital gains at a maximum rate of 28% if designated as derived from the Series' capital gains from property held for more than one year and at a maximum rate of 20% if designated as derived from the Series' capital gains from property held for more than eighteen months. The Series must exhaust its capital loss carryforward before it may make capital gain distributions to shareholders.

     Any gain or loss realized upon a sale or redemption of shares in the Series by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. Individual shareholders will be subject to federal income tax on net capital at a maximum rate of 28% in respect of shares held for more than one year and at a maximum rate of 20% in respect of shares held for more than eighteen months. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less, any loss realized will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distribution. In addition, no loss will be allowed on the sale or other disposition of shares of the Series if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (such as through dividend reinvestment) securities that are substantially identical to the shares of the Series.


     In determining gain or loss on shares of the Series that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permitted to include in the tax basis attributable to such shares the sales load incurred in acquiring such shares to the extent of any subsequent reduction in the sales load by reason of the Exchange or Reinstatement Privilege offered by the Series. Any sales load not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder's tax basis in the shares acquired pursuant to the Exchange or Reinstatement Privilege.

     The Series will generally be subject to an excise tax of 4% on the amount of any income or capital gains, above certain permitted levels, distributed to shareholders on a basis such that such income or gain is not tax-able to shareholders in the calendar year in which it was earned. Furthermore, dividends declared in October, November or December payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Series and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or gain distributions actually received in January of the following year.


     Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances.

     UNLESS A SHAREHOLDER INCLUDES A CERTIFIED TAXPAYER IDENTIFICATION NUMBER (SOCIAL SECURITY NUMBER FOR INDIVIDUALS) ON THE ACCOUNT APPLICATION AND CERTIFIES THAT THE SHAREHOLDER IS NOT SUBJECT TO BACKUP WITHHOLDING, THE FUND IS REQUIRED TO WITHHOLD AND REMIT TO THE U.S. TREASURY A PORTION OF DISTRIBUTIONS AND OTHER REPORTABLE PAYMENTS TO THE SHAREHOLDER. THE RATE OF BACKUP WITHHOLDING IS 31%. SHAREHOLDERS SHOULD BE AWARE THAT, UNDER REGULATIONS PROMULGATED BY THE INTERNAL REVENUE SERVICE, THE FUND MAY BE FINED $50 ANNUALLY FOR EACH ACCOUNT FOR WHICH A CERTIFIED TAXPAYER IDENTIFICATION NUMBER IS NOT PROVIDED. IN THE EVENT THAT SUCH A FEE IS IMPOSED, THE FUND MAY CHARGE A SERVICE FEE OF UP TO $50 THAT MAY BE DEDUCTED FROM THE SHAREHOLDER'S ACCOUNT AND OFFSET AGAINST ANY UNDISTRIBUTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE FUND ALSO RESERVES THE RIGHT TO CLOSE ANY ACCOUNT WHICH DOES NOT HAVE A CERTIFIED TAXPAYER IDENTIFICATION NUMBER.

SHAREHOLDER INFORMATION

     Shareholders will be sent reports semi-annually regarding the Series. General information about the Series may be requested by writing the Corporate Communications/Investor Relations Department, J. & W. Seligman & Co.
Incorporated, 100 Park Avenue, New York, NY 10017 or by telephoning the Corporate Communications/Investor Relations Department toll-free at (800) 221-7844 from all continental United States, except New York, or (212) 850-1864 in New York State and the Greater New York City area. Information about shareholder accounts may be requested by writing Shareholder Services, Seligman Data Corp. at the same address or by toll-free telephone by dialing (800) 221-2450 from all continental United States, or (212) 682-7600 outside the continental United States. Seligman Data Corp. may be telephoned Monday through Friday (except holidays), between the hours of 8:30 a.m. and 6:00 p.m. Eastern time, and calls will be answered by a service representative.


     24 HOUR TELEPHONE ACCESS IS AVAILABLE BY DIALING (800) 622-4597 ON A TOUCHTONE PHONE, WHICH PROVIDES INSTANT ACCESS TO PRICE, YIELD, ACCOUNT BALANCE, MOST RECENT TRANSACTION AND OTHER INFORMATION. IN ADDITION, ACCOUNT STATEMENTS AND FORM 1099-DIV MAY BE ORDERED. TO INSURE PROMPT DELIVERY OF DISTRIBUTION CHECKS, ACCOUNT STATEMENTS AND OTHER INFORMATION, SELIGMAN DATA CORP. SHOULD BE NOTIFIED IMMEDIATELY IN WRITING OF ANY ADDRESS CHANGE. ADDRESS CHANGES MAY BE TELEPHONED TO SELIGMAN DATA CORP. IF THE SHAREHOLDER HAS TELEPHONE SERVICES. FOR MORE INFORMATION ABOUT TELEPHONE SERVICES, SEE "TELEPHONE TRANSACTIONS" ABOVE.


     ACCOUNT   SERVICES.   Shareholders  are  sent   confirmation  of  financial
transactions in their Account.

     Other investor services are available. These include:


     O INVEST-A-CHECK(R) SERVICE enables a shareholder to authorize additional purchases of shares automatically bY electronic funds transfer from the shareholder's savings or checking account, if the shareholder's bank is a member of ACH, or by preauthorized checks to be drawn on the shareholder's checking account at regular monthly intervals in fixed amounts of $100 or more per fund, or regular quarterly intervals in fixed amounts of $250 or more per fund, to purchase shares. Accounts may be established concurrently with the Invest-A-Check(R) Service only if accompanied by a check for at least $100 in conjunction with the monthly investment option or a check for at least $250 in conjunction with the quarterly investment option. For investments in the Seligman Time Horizon

Matrix(SM) Asset Allocation Program, the minimum amount is $500 at regular monthly intervals or $1,000 at regular quarterly intervals. By utilizing the Invest-A-Check(R) Service to establish an account, you are agreeing to continue the service until the Series' minimum investment is met. If you elect to cancel the service prior to meeting the minimum, your account may be subject to closure. (See "Terms and Conditions.")


     O AUTOMATIC DOLLAR-COST-AVERAGING SERVICE permits a shareholder of Seligman Cash Management Fund to exchange a specified amount, at regular monthly intervals in fixed amounts of $100 or more per fund, or regular quarterly intervals in fixed amounts of $250 or more per fund, from shares of any class of the Cash Management Fund into shares of the same class of any other Seligman Mutual Fund registered in the same name. For exchanges into the Seligman Time Horizon MatrixSM Asset Allocation Program, the minimum amount is $500 at regular monthly intervals or $1,000 at regular quarterly intervals. The shareholder's Cash Management Fund account must have a value of at least $5,000 at the initiation of the service. Exchanges will be made at the public offering price.


     O DIVIDENDS FROM OTHER INVESTMENTS permits a shareholder to order dividends payable on shares of other companies to be paid to and invested in additional shares of the Series or another Seligman Mutual Fund. (Dividend checks must include the shareholder's name, account number, the name of the fund and the class of shares in which the investment is to be made.) If the dividends are to be invested in a new fund account, the first investment must meet the required minimum purchase amount for such fund.

     A shareholder may also direct that dividends payable on shares of other companies be transferred electronically to purchase shares of any Seligman Mutual Fund, if the other company provides this service. See "Purchase of Shares" or contact Seligman Data Corp. for more information.


     O AUTOMATIC CD TRANSFER SERVICE permits a shareholder to instruct a bank to invest the proceeds of a maturing bank certificate of deposit ("CD") in shares of any designated Seligman Mutual Fund. Shareholders who wish to use this service should contact Seligman Data Corp. or a broker to obtain the necessary documentation. Banks may charge a penalty on CD assets withdrawn prior to maturity. Accordingly, it will not normally be advisable to liquidate a CD before its maturity.


     O SYSTEMATIC WITHDRAWAL PLAN permits payments in fixed amounts of $50 or more at regular intervals to be made to a shareholder who owns or purchases shares worth $5,000 or more held as book credits. Payments will be sent by check to the address designated by the shareholder or, if elected by a holder who has current bank information on file with Seligman Data Corp., electronically deposited into the shareholder's predesignated bank account. Such deposits will normally be credited to the shareholder's bank account in 2 to 3 business days after the shares are redeemed from the shareholder's fund account. Holders of Class A shares purchased at net asset value because the purchase amount was $1,000,000 or more should bear in mind that withdrawals may be subject to a 1% CDSL if made within eighteen months of purchase of such shares. Holders of Class B and Class D shares may elect to use this plan immediately, although certain withdrawals may be subject to a CDSL. (See "Terms and Conditions.")


     O DIRECTED DIVIDENDS allows a shareholder to pay dividends to another person or to direct the payment of such dividends to another Seligman Mutual Fund for purchase at net asset value. Dividends on Class A, Class B and Class D shares may only be directed to shares of the same class of another Seligman Mutual Fund.

     O OVERNIGHT DELIVERY to service shareholder requests is available for a $15.00 fee which will be debited from a shareholder's account, if requested.

     O COPIES OF ACCOUNT STATEMENTS will be sent to each shareholder free of charge for the current year and most recent prior year. Copies of year-end statements for prior years back to 1985 are available for a fee of $10.00 per year, per account, with a maximum charge of $150 per account. Statement requests should be forwarded, along with a check, to Seligman Data Corp.

     TAX-DEFERRED PLANS. Shares of the Series may be purchased for:

     --Individual Retirement Accounts (IRAs), including Traditional IRAs, Roth IRAs and Education IRAs;

     --Savings Incentive Match Plans for Employees (SIMPLE IRAs);

     --Simplified Employee Pension Plans (SEPs);

     --Section 401(k) Plans for corporations and their employees;

     --Section  403(b)(7)  Plans for  employees  of public  school  systems  and
certain  non-profit   organizations  who  wish  to  make  deferred  compensation arrangements; and

     --Money Purchase Pension and Profit Plans for sole proprietorships, partnerships and corporations.

     These types of plans may be established only upon receipt of a written application form. The Fund may register an IRA investment for which an account application has not been received as an ordinary taxable account.

     For more information, write Retirement Plan Services, Seligman Data Corp., 100 Park Avenue, New York, NY 10017, or telephone toll-free (800) 445-1777 from all continental United States. You also may receive information through an authorized dealer.

ADVERTISING THE SERIES' PERFORMANCE

     From time to time the Series advertises its "yield," "total return" and "average annual total return", each of which are calculated separately for Class A, Class B and Class D shares. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "yield" of a class of the Series refers to the income generated by an investment in that class over a 30-day period. This income is then "annualized." That is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The "total return" shows what an investment in shares of a class of the Series would have earned over a specified period of time (for example, one, five and ten year periods or since inception) assuming the payment of the maximum sales load, if any, when the investment was first made (or CDSL upon redemption, if applicable) and that all distributions and dividends by that class were reinvested on the reinvestment dates during the period. The "average annual total return" is the annual rate required for the initial payment to grow to the amount which would be received at the end of the specified period (one, five and ten year periods or since inception); i.e., the average annual compound rate of return. The total return and average total return for both Class A and Class D shares for periods prior to January 1, 1996 do not reflect the increase in the management fee payable by the Fund effective on such date, which if reflected would reduce the performance quoted. Total return and average annual total return may also be presented without the effect of the initial sales load or CDSL, as applicable.

     From time to time, reference may be made in advertising or promotional material to performance information, including mutual fund rankings, prepared by Lipper Analytical Services, Inc. ("Lipper"), an independent reporting service which monitors the performance of mutual funds. In calculating the total return of the Series' Class A, Class B and Class D shares, the Lipper analysis assumes investment of all dividends and distributions paid but does not take into account applicable sales loads. The Series may also refer in advertisements or in other promotional material to articles, comments, listings and columns in the financial press pertaining to the Series' performance. Examples of such
financial  and  other  press  publications  include  BARRON'S,   BUSINESS  WEEK,
CDA/WEISENBERGER MUTUAL FUNDS INVESTMENT REPORT, CHRISTIAN SCIENCE MONITOR, FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, INDIVIDUAL INVESTOR, INVESTMENT ADVISOR, INVESTORS BUSINESS DAILY, KIPLINGER'S, LOS ANGELES TIMES, MONEY MAGAZINE, MORNINGSTAR, INC., PENSIONS AND INVESTMENTS, SMART MONEY, THE NEW YORK TIMES, USA TODAY, U.S. NEWS AND WORLD REPORT, THE WALL STREET JOURNAL, WASHINGTON POST, WORTH MAGAZINE and YOUR MONEY.

ORGANIZATION AND CAPITALIZATION

     The Fund is a diversified, open-end management investment company organized under the laws of the Commonwealth of Massachusetts by a Declaration of Trust dated July 27, 1984. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value, in separate series. The Trustees also have the power to create additional series of shares.

     At present, shares of beneficial interest of two series are authorized, which shares of beneficial interest constitute interest in the Series and the Seligman U.S. Government Securities Series. Shares of beneficial interest of the Series and the Seligman U.S. Government Securities Series are divided into three classes (Class A, Class B and Class D). Each of the Series' and the Seligman U.S. Government Securities Series' Class A, Class B and Class D shares of beneficial interest is equal as to earnings, assets and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or Massachusetts law. The Fund has adopted a plan (the "Multiclass Plan") pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of beneficial interest. In accordance with the Declaration of Trust, the Trustees may authorize the creation of additional classes of shares of beneficial interest with such characteristics as are permitted by the Multiclass Plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. Shares entitle their holders to one vote per share. Shares have noncumulative voting rights, do not have preemptive or subscription rights and are transferable. It is the intention of the Fund not to hold Annual Meetings of Shareholders. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the 1940 Act or Declaration of Trust. Pursuant to the 1940 Act, shareholders have to approve the adoption of any management contract, distribution plan and any changes in fundamental investment policies. Shareholders also have the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. Such removal can be effected upon the action of two-thirds of the outstanding shares of the Fund.

                                    APPENDIX

Moody's Investors Service, Inc.
Bonds and Notes

BAA: Bonds and notes which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds or notes lack outstanding investment characteristics and in fact may have speculative characteristics as well.

BA: Bonds and notes which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds and notes in this class.

B: Bonds and notes which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Bonds and notes which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA: Bonds and notes which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds and notes which are rated C are the lowest rated class of bonds or notes, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Rating Service ("S&P")
Bonds

BBB: Bonds rated BBB are regarded as having a satisfactory degree of safety and capacity to pay principal and interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the bond. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: The rating C is reserved for bonds on which no interest is being paid.

D: Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

                              TERMS AND CONDITIONS
                           GENERAL ACCOUNT INFORMATION


    Investments will be made in as many shares of the Series, including fractions to the third decimal place, as can be purchased at the net asset value plus a sales load, if applicable, at the close of business on the day payment is received. If a check received in payment of a purchase of shares is dishonored for any reason, Seligman Data Corp. may cancel the purchase and may also redeem additional shares, if any, held in the shareholder's account in an amount sufficient to reimburse the Fund for any loss it may have incurred and charge a $10.00 return check fee. Shareholders will receive dividends from investment income and any distributions from gain realized on investments in shares or in cash according to the option elected. Dividend and gain options may be changed by notifying Seligman Data Corp. These option changes must be received by Seligman Data Corp. before the record date for the dividend or distribution to be effective for such dividend or distribution. Stock certificates will not be issued unless requested. Replacement stock certificates and certain waiver of probate proceedings will be subject to a surety fee.


                            INVEST-A-CHECK(R) SERVICE


    The Invest-A-Check(R) Service is available to all shareholders. The application is subject to acceptance by the shareholder's bank and Seligman Data Corp. The electronic funds transfer ("ACH debit") or preauthorized check in the amount specified will be drawn automatically on the shareholder's bank on the fifth day (unless otherwise specified) of each month (or on the prior business day if such day of the month falls on a weekend or holiday) in which an investment is scheduled and invested at the close of business on the same date. By utilizing the Invest-A-Check(R) Service to establish an account, you are agreeing to continue the service until the Series' minimum investment amount is met. If you elect to cancel the Service prior to meeting the minimum, your account may be subject to closure. If an ACH debit or preauthorized check is not honored by the shareholder's bank, or if the value of shares held falls below the required minimum, the Invest-A-Check(R) Service may be suspended. In the event that a check or ACH debit is returned uncollectable, Seligman Data Corp. will cancel the purchase, redeem shares held in the shareholder's account for an amount sufficient to reimburse the Fund for any loss it may have incurred as a result, and charge a $10.00 return check fee. This fee will be deducted from the shareholder's account. The Invest-A-Check(R) Service may be reinstated upon written request indicating that the cause of interruption has been corrected. The Invest-A-Check(R) Service may be terminated by the shareholder or Seligman Data Corp. at any time by written notice. The shareholder agrees to hold the Fund and its agents free from all liability which may result from acts done in good faith and pursuant to these terms. Instructions for establishing Invest-A-Check(R) Service are given on the Account Application. In the event the shareholder exchanges all of the shares from one mutual fund in the Seligman Group to another, the Invest-A-Check(R) Serivce will be terminated in the Seligman Mutual Fund that was closed as result of the exchange of all shares and the shareholder must re-apply for the Invest-A-Check(R) Service in the Seligman Mutual Fund into which the exchange was made. In the event of a partial exchange, the Invest-A-Check(R) Service will be continued, subject to the above conditions, in the Seligman Mutual Fund from which the exchange was made. Accounts established in conjunction with the Invest-A-Check(R) Service must be accompanied by a check for at least $100 in connection with the monthly investment option or a check for at least $250 in connection with the quarterly investment option. If the shareholder uses the Invest-A-Check(R) Service to make an IRA or group retirement plan investment, the purchase will be credited as a current year contribution.

                           SYSTEMATIC WITHDRAWAL PLAN

    A sufficient number of full and fractional shares will be redeemed to provide the amount required for a scheduled payment and any applicable CDSL. Redemptions will be made at the asset value at the close of business on the specific day of each month designated by the shareholder (or on the prior business day if the day specified falls on a weekend or holiday) less, in the case of Class B and Class D shares, any applicable CDSL. Systematic withdrawals of Class A shares which were purchased at net asset value because the purchase amount was $1,000,000 or more will be subject to a CDSL if made within eighteen months of purchase of such shares. Under this plan, a Class B or Class D shareholder who requests both dividends and capital gain distributions in additional shares may withdraw up to 12%, or 10%, respectively of the value of the shareholder's fund account (at the time of election) per annum, without the imposition of a CDSL. A minimum payment amount of $50 per cycle is needed to establish this plan. A shareholder may change the amount of scheduled payments or may suspend payments by written notice to Seligman Data Corp. at least ten days prior to the effective date of such a change or suspension. The plan may be terminated by the shareholder or Seligman Data Corp. at any time by written notice. It will be terminated upon proper notification of the death or legal incapacity of the shareholder. This plan is considered terminated in the event a withdrawal of shares, other than to make scheduled withdrawal payments, reduces the value of shares remaining on deposit to less than $5,000. Continued payments in excess of dividend income invested will reduce and ultimately exhaust capital. Withdrawals, concurrent with purchases of shares of this or any other investment company, will be disadvantageous because of the payment of duplicative sales loads, if applicable. For this reason, additional purchases of Series shares are discouraged when the Withdrawal Plan is in effect.


                     LETTER OF INTENT -- CLASS A SHARES ONLY

    Seligman Financial Services, Inc. will hold in escrow shares equal to 5% of the minimum purchase amount specified. Dividends and distributions on the escrowed shares will be paid to the shareholder or credited to their account. Upon completion of the specified minimum purchase within the thirteen-month period, all shares held in escrow will be deposited into the shareholder's account or delivered to the shareholder. A shareholder may include toward completion of a Letter of Intent the total asset value of shares of the Seligman Mutual Funds on which an initial sales load was paid as of the date of the Letter. If the total amount invested within the thirteen-month period does not equal or exceed the specified minimum purchase, the shareholder will be requested to pay the difference between the amount of the sales load paid and the amount of the sales load applicable to the total purchase made. If, within 20 days following the mailing of a written request, the shareholder has not paid this additional sales load to Seligman Financial Services, Inc., sufficient escrowed shares will be redeemed for payment of the additional sales load. Shares remaining in escrow after this payment will be released to the shareholder's account. The intended purchase amount may be increased at any time during the thirteen-month period by filing a revised Agreement for the same period, provided that the Dealer furnishes evidence that an amount representing the reduction in sales load under the new Agreement, which becomes applicable on purchases already made under the original Agreement, will be refunded to the Fund and that the required additional escrowed shares will be purchased by the shareholder.

    Shares of Seligman Cash Management Fund, Inc. which have been acquired by an exchange of shares of another Seligman Mutual Fund on which there is an initial sales load may be taken into account in completing a Letter of Intent, or for Right of Accumulation. However, shares of the Seligman Cash Management Fund which have been purchased directly may not be used for purposes of determining reduced sales loads on additional purchases of the other Seligman Mutual Funds .

                            CHECK REDEMPTION SERVICE

    The check Redemption Service is available to Class A shareholders, to Class B shareholders and to Class D shareholders with respect to Class D shares held for one year or more.

    If shares are held in joint names, all shareholders must sign the Check Redemption section of the Account Application. All checks will require all signatures unless a lesser number is indicated in the Check Redemption section. Accounts in the names of corporations, trusts, partnerships, etc. must list all authorized signatories.

    In all cases, each signature guarantees the genuineness of the other signatures. Checks may not be drawn for less than $500.

    The shareholder authorizes Boston Safe Deposit and Trust Co. to honor checks drawn by the shareholder on the account of Seligman High-Yield Bond Series and to effect a redemption of sufficient shares in the shareholder's account to cover payment of the check and, in the case of Class B shares, any applicable CDSL. The shareholder understands that shares in one series of the Fund cannot be redeemed to cover a check written on another series.

    Boston Safe Deposit and Trust Co. shall be liable only for its own negligence. The Fund will not be liable for any loss, expense or cost arising out of check redemptions. The Fund reserves the right to change, modify or terminate this service at any time upon notification mailed to the address of record of the shareholder(s).

    Seligman Data Corp. will charge a $10.00 processing fee for any check redemption draft returned marked "unpaid." This charge may be DEBITED from the account the check was drawn against. NO REDEMPTION PROCEEDS WILL BE REMITTED TO A SHAREHOLDER WITH RESPECT TO SHARES PURCHASED BY CHECK (UNLESS CERTIFIED) UNTIL SELIGMAN DATA CORP. RECEIVES NOTICE THAT THE CHECK HAS CLEARED WHICH MAY BE UP TO 15 DAYS FROM THE CREDIT OF THE SHARES TO A SHAREHOLDER'S ACCOUNT.
                                                                            5/98



                                       32
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                                       33

                                    SELIGMAN
                             HIGH-YIELD BOND SERIES







                       SELIGMAN FINANCIAL SERVICES, INC.
                                AN AFFILIATE OF

                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                      100 PARK AVENUE, NEW YORK, NY 10017


TXHY1 5/98

                                  STATEMENT OF
                             ADDITIONAL INFORMATION

                                   MAY 1, 1998

                   SELIGMAN U.S. GOVERNMENT SECURITIES SERIES
                         SELIGMAN HIGH-YIELD BOND SERIES
                                    series of
                        SELIGMAN HIGH INCOME FUND SERIES

                                 100 Park Avenue
                            New York, New York 10017
                     New York City Telephone (212) 850-1864
                       Toll Free Telephone (800) 221-2450
      For Retirement Plan Information - Toll-Free Telephone (800) 445-1777

     This Statement of Additional Information expands upon and supplements the information contained in the current Prospectus for each series of Seligman High Income Fund Series (the "Fund"), dated May 1, 1998. It should be read in conjunction with the Prospectuses, which may be obtained by writing or calling the Fund at the above address or telephone numbers. This Statement of Additional Information, although not in itself a Prospectus, is incorporated by reference into each Prospectus in its entirety.

     The Fund consists of the Seligman U.S. Government Securities Series ("U.S. Government Securities Series") and the Seligman High-Yield Bond Series ("High-Yield Bond Series") (the "Series"). Each Series of the Fund offers three classes of shares. Class A shares may be purchased at net asset value plus an initial sales load of up to 4.75%. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales load but are subject to a contingent deferred sales load ("CDSL") of 1% (of the current net asset value or the original purchase price, whichever is less) if such shares are redeemed within eighteen months of purchase. Class B shares may be purchased at net asset value and are subject to a CDSL, if applicable, in the following amount (as a percentage of the current net asset value or the original purchase price, whichever is less), if redemption occurs within the indicated number of years of purchase of such shares: 5% (less than 1 year), 4% (1 but less than 2 years), 3% (2 but less than 4 years), 2% (4 but less than 5 years), 1% (5 but less than 6 years) and 0% (6 or more years). Class B shares automatically convert to class A shares after approximately eight years, resulting in lower ongoing fees. Shares purchased through reinvestment of dividends and gain distributions on Class B shares also will convert automatically to Class A shares along with the underlying shares on which they were earned. Class D shares may be purchased at net asset value and are subject to a CDSL of 1% (of the current net asset value or the original purchase price, whichever is less) if redeemed within one year of purchase.

     Each Series' Class A, Class B and Class D shares represent an identical legal interest in the investment portfolio of such Series and has the same rights except for certain class expenses and except that Class B and Class D shares bear higher ongoing fees that generally will cause the Class B and Class D shares to have higher expense ratios and pay lower dividends than Class A shares. Each Class has exclusive voting rights with respect to its distribution plan. Although holders of Class A, Class B and Class D shares have identical legal rights, the different expenses borne by each Class will result in different net asset values and dividends. The three classes also have different exchange privileges.

                                TABLE OF CONTENTS

                                               PAGE
                                               ----
Investment   Objectives,
Policies and Risks.............................  2
Investment Limitations.........................  3
Trustees and Officers..........................  4
Management and Expenses........................  9
Administration, Shareholder Services
 and Distribution Plans........................ 10
Portfolio Transactions......................... 11
Purchase and Redemption of
   Fund Shares................................. 11
Distribution Services.......................... 14
Valuation...................................... 15
Performance ................................... 15
General Information............................ 18
Financial Statements........................... 20
Appendix ...................................... 21

TX1A

                    INVESTMENT OBJECTIVES, POLICIES AND RISKS

     The investment objective of each Series is a fundamental policy and may not be changed by the Trustees of the Fund without the vote of a majority of such Series' outstanding voting securities. The objective of each Series is as follows:

     The U.S. Government Securities Series seeks to produce high current income. To achieve its objective, the Series invests primarily in debt obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and backed by the full faith and credit of the U.S. Government which have maturities of greater than one year at the date of purchase by the Series.

     The High-Yield Bond Series seeks to produce maximum current income. To achieve its objective, the Series invests primarily in high-yielding, high-risk corporate bonds and notes, which generally are unrated or carry lower ratings (Baa or lower by Moody's Investors Service, Inc. ("Moody's") or BBB or lower by Standard & Poor's Rating Service ("S&P") than those assigned by S&P or Moody's to investment grade bonds and notes. Except for temporary defensive purposes, the Series will invest at least 80% of the value of its assets in high-yielding, income-producing corporate bonds and notes. Investments other than in such corporate bonds will be in short-term money market instruments, including certificates of deposit, commercial paper, securities issued, guaranteed or insured by the U.S. Government, its agencies and instrumentalities, and other income producing cash items. The High-Yield Bond Series may invest up to 10% of its total assets in debt securities of foreign issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a U.S. company, and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to U.S. companies. Foreign debt securities and their markets may not be as liquid as U.S. securities and their markets. Securities and some foreign companies may involve greater market risk than securities of U.S. companies, and foreign brokerage commissions and custody fees are generally higher than in the United States. Investments in foreign debt securities may also be subject to local economic or political risks, such as political instability of some foreign governments and the possibility of nationalization of issuers.

     The following information regarding the investment policies of each Series supplements the information contained in each Series' Prospectus.

LENDING OF Securities. Each Series of the Fund may lend portfolio securities to certain institutional borrowers of securities and may invest the cash collateral and obtain additional income or receive an agreed upon amount of interest from the borrower. Loans will generally be short-term. Loans are subject to termination at the option of the Series or the borrower. Each Series may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. Loaned securities may not be returned by a borrower; however, a borrower must maintain with the Series from which it has borrowed securities, cash, or equivalent collateral, equal to at least 100% of the market value of the securities borrowed.

REPURCHASE Agreements. Each Series of the Fund may enter into repurchase agreements with commercial banks and with broker/dealers to invest cash for the short-term. A repurchase agreement is an agreement under which the Series acquires a money market instrument, generally a U.S. Government obligation, qualified for purchase by the Series, subject to resale at an agreed upon price and date. Such resale price reflects an agreed upon interest rate effective for the period of time the instrument is held by the Series and is unrelated to the interest rate on the instrument. Repurchase agreements usually are for short periods, such as one week or less, but may be for longer periods. As a matter of fundamental policy, a Series will not enter into repurchase agreements of more than one week's duration if more than 10% of its total assets would be invested in such agreements and in "restricted" and other illiquid securities.

WHEN-ISSUED Securities. Each Series may purchase securities on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. Although a Series will only purchase securities on a when-issued basis with the intention of actually acquiring the securities, the Series may sell these securities before the settlement date if it is deemed advisable.

     Securities purchased on a when-issued basis and the securities held in each Series are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent a Series remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Series' assets will vary more than otherwise. Purchasing a security on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security so purchased.

     A separate account of each of the Series consisting of cash or liquid high-grade debt securities equal to the amount of the when-issued commitments will be established with Investors Fiduciary Trust Company, the Fund's portfolio securities custodian, and marked to market daily, with additional cash or liquid high grade debt securities added when necessary. When the time comes to pay for when-issued securities, each Series will meet its respective obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although they would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the Series' payment obligations). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital gain or loss.

     Except as described above and under Investment Limitations below, the foregoing investment policies are not fundamental and the Trustees of the Fund may change such policies without the vote of a majority of the outstanding voting securities of the Fund or any Series (as defined on page 4).

PORTFOLIO TURNOVER. Each Series' portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities of the Series for the fiscal year by the monthly average value of the portfolio securities of the Series owned during the fiscal year. High portfolio turnover involves correspondingly greater transactions costs and a possible increase in short-term capital gains or losses. Securities whose maturities or expiration dates at the time of acquisition were one year or less are excluded from the calculation. The portfolio turnover rates for the U.S. Government Securities Series and the High-Yield Bond Series for the years ended December 31, 1997 and 1996 were 193.90% and 175.25% and 61.78% and 119.33%, respectively. The decrease in portfolio turnover was due to the increase in the size of the Series.

                             INVESTMENT LIMITATIONS

     Under each Series' fundamental policies, which cannot be changed except by a vote of a majority of its outstanding voting securities, a Series may not:

- Borrow money, except from banks for temporary or emergency purposes (but not for the purchase of portfolio securities) in an amount not to exceed 15% of the value of the total assets of the Series. A Series will not purchase additional portfolio securities if such Series has outstanding borrowings in excess of 5% of the value of its total assets;

- Mortgage or pledge any of its assets, except to the extent necessary to effect borrowings permitted by the preceding paragraph and provided that this limitation does not prohibit escrow, collateral or margin arrangements in connection with (a) the writing of covered call options by the U.S. Government Securities Series; (b) the purchase of put options by the U.S.
   Government Securities Series or (c) the sale of interest rate futures contracts and the purchase or sale of options on such contracts by the U.S. Government Securities Series;

- Make "short" sales of securities, or purchase securities on "margin" except that for purposes of this limitation, initial and variation payments or deposits in connection with interest rate futures contracts and related options by the U.S. Government Securities Series will not be deemed to be the purchase of securities on margin; write or purchase put or call options except that the U.S. Government Securities Series may write covered call options and the U.S. Government Securities Series may purchase put options and may purchase and sell options on interest rate futures and may engage in closing transactions with respect to such options. The Series has no present intention of investing in these types of securities, and will not do so without the prior approval of the Fund's Board of Trustees;

- Purchase securities of any issuer if immediately thereafter more than 5% of total assets at market would be invested in the securities of any one issuer, other than the U.S. Government, its agencies or instrumentalities; buy more than 10% of the voting securities of any one issuer, other than U.S. Government agencies or instrumentalities; or invest to control or manage any company;

-  Invest more than 25% of the market value of its total assets in securities of
   issuers  in  any  one   industry;   for  the  purpose  of  this   limitation,
   mortgage-related securities do not constitute an industry;

- Invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization;*

- Purchase or hold any real estate including limited partnership interests in real property;

- Purchase or sell commodities and commodity futures contracts except that the U.S. Government Securities Series may sell interest rate futures contracts and may write call options and may purchase put options with respect to such contracts and may engage in closing transactions with respect to all such transactions. The Series has no present intention of investing in these types of securities, and will not do so without the prior approval of the Fund's Board of Trustees;

- Invest more than 5% of the value of its total assets, at market value, in securities of any company which, with its predecessors, has been in operation less than three continuous years, provided, however, that securities guaranteed by a company that (including predecessors) has been in operation at least three continuous years shall be excluded from this calculation;

- Purchase or hold the securities of any issuer, if to its knowledge, Trustees or officers of the Fund individually owning beneficially more than 0.5% of the securities of that other company own in the aggregate more than 5% of such securities;

- Engage in transactions with its Trustees and officers, or firms they are associated with, in connection with the purchase or sale of securities, except as broker;

- Underwrite the securities of other issuers, except that in connection with the disposition of a security a Series may be deemed to be an underwriter as defined in the Securities Act of 1933; or

- Make loans, except loans of securities of the Series and except to the extent the purchase of notes, bonds or other evidences of indebtedness, or the entry into repurchase agreements may be considered loans.

   Under the Investment Company Act of 1940 (the "1940 Act"), a "vote of a majority of the outstanding voting securities" of the Fund or of a particular Series means the affirmative vote of the lesser of (l) more than 50% of the outstanding shares of the Fund or of such Series or (2) 67% or more of the shares of the Fund or of such Series present at a shareholder's meeting if more than 50% of the outstanding shares of the Fund or of such Series are represented at the meeting in person or by proxy.

                              TRUSTEES AND OFFICERS

     Trustees and officers of the Fund, together with information as to their principal business occupations during the past five years, are shown below. Each Trustee who is an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, NY 10017.


--------
* The Fund has applied for and received an exemptive order from the Securities and Exchange Commission that would permit it to purchase shares of other investment companies advised by the Manager for the limited purpose of hedging its obligations in connection with the deferred fee arrangement for outside directors referred to under "Trustees and Officers" below.

WILLIAM C.  MORRIS*    Trustee,  Chairman of the Board,  Chief Executive Officer
 (60)                  and  Chairman of the Executive Committee

                       Chairman, J. & W. Seligman & Co. Incorporated, investment managers and advisers; Chairman and Chief Executive
                       Officer, the Seligman Group of Investment Companies; Chairman, Seligman Financial Services, Inc., broker/dealer; Seligman Services, Inc., broker/dealer; and Carbo Ceramics Inc., ceramic proppants for oil and gas industry; Director, Seligman Data Corp., shareholder service agent; Kerr-McGee Corporation, diversified energy company; and Sarah Lawrence College; and a Member of the Board of Governors of the Investment Company Institute; formerly, President, J. & W. Seligman & Co. Incorporated, Chairman, Seligman Advisors, Inc., advisers; Seligman Holdings, Inc., holding company; Seligman Securities, Inc., broker/dealer and J. & W. Seligman Trust Company, trust company; and Director, Daniel Industries, Inc., manufacturer of oil and gas metering equipment.

BRIAN T. ZINO*         Trustee, President and Member of the Executive  Committee
 (45)
                       Director  and   President,   J.  &  W.   Seligman  &  Co.
                       Incorporated, investment managers and advisers; President
                       (with the exception of Seligman  Quality  Municipal Fund,
                       Inc.  and  Seligman  Select  Municipal  Fund,  Inc.)  and
                       Director  or  Trustee,   the  Seligman  Group  Investment
                       Companies;  Chairman,  Seligman  Data Corp.,  shareholder
                       service agent; and Director, Seligman Financial Services,
                       Inc.,    broker/dealer;    Seligman    Services,    Inc.,
                       broker/dealer;  and  Seligman  Henderson  Co.,  advisers;
                       formerly,  Director,  Seligman Advisors,  Inc., advisers;
                       Seligman  Securities,  Inc.,  broker/dealer  and  J. & W.
                       Seligman Trust Company, trust company.

RICHARD R. SCHMALTZ*   Trustee  and  Member  of  the  Executive  Committee
 (57)
                       Director and Managing Director,  Director of Investments,
                       J. & W. Seligman & Co. Incorporated; Director of Seligman
                       Henderson  Co. and  Trustee  Emeritus  of Colby  College;
                       formerly,  Director,  Investment  Research at Neuberger &
                       Berman from May 1993 to September 1996 and Executive Vice
                       President of McGlinn Capital from July 1987 to May 1993.

JOHN R. GALVIN         Trustee
 (68)
                       Dean,  Fletcher  School  of Law and  Diplomacy  at  Tufts
                       University;  Director or Trustee,  the Seligman  Group of
                       Investment  Companies;   Chairman,  American  Council  on
                       Germany;   a  Governor   of  the   Center  for   Creative
                       Leadership;  National Committee on U.S.-China  Relations;
                       National  Defense  University;  the Institute for Defense
                       Analysis;   and  Raytheon  Co.,  electronics;   formerly,
                       Director, USLIFE Corporation, life insurance; Ambassador,
                       U.S.  State   Department  for   negotiations  in  Bosnia;
                       Distinguished Policy Analyst at Ohio State University and
                       Olin Distinguished Professor of National Security Studies
                       at the United States Military Academy. From June, 1987 to
                       June, 1992, he was the Supreme Allied  Commander,  Europe
                       and  the   Commander-in-Chief,   United  States  European
                       Command.
                       Tufts University, Packard Avenue, Medford, MA 02105.

ALICE S. ILCHMAN       Trustee
(63)
                       President,  Sarah Lawrence College;  Director or Trustee,
                       the Seligman Group of Investment Companies; the Committee
                       for  Economic  Development;   Chairman,  The  Rockefeller
                       Foundation, charitable foundation; formerly, Trustee, The
                       Markle  Foundation,   philanthropic   organization;   and
                       Director,  NYNEX,  telephone  company;  and International
                       Research and Exchange Board, intellectual exchanges.
                       Sarah Lawrence College, Bronxville, NY 10708

FRANK A. McPHERSON     Trustee
(65)
                       Director, various corporations;  Director or Trustee, the
                       Seligman  Group of Investment  Companies;  Kimberly-Clark
                       Corporation,  consumer products; Bank of Oklahoma Holding
                       Company;  Baptist Medical Center; Oklahoma Chapter of the
                       Nature Conservancy; Oklahoma Medical Research Foundation;
                       and National Boys and Girls Clubs of America;  and Member
                       of  the  Business   Roundtable  and  National   Petroleum
                       Council;  formerly,  Chairman  of  the  Board  and  Chief
                       Executive Officer,  Kerr-McGee  Corporation,  diversified
                       energy  company;  Chairman,  Oklahoma City Public Schools
                       Foundation; and Director, Federal Reserve System's Kansas
                       City  Reserve  Bank;  and the  Oklahoma  City  Chamber of
                       Commerce. 123  Robert S. Kerr  Avenue, Oklahoma  City, OK
                       73102

JOHN E. MEROW          Trustee
 (68)
                       Retired Chairman and Senior Partner, Sullivan & Cromwell,
                       law firm;  Director or  Trustee,  the  Seligman  Group of
                       Investment  Companies;   Commonwealth  Industries,  Inc.,
                       manufacturer  of  aluminum  sheet  products;  the Foreign
                       Policy  Association;  Municipal  Art Society of New York;
                       U.S. Council for International Business; and The New York
                       and Presbyterian Hospital;  Chairman, American Australian
                       Association;  and The New York and Presbyterian  Hospital
                       Care  Network,  Inc.;  Vice-Chairman,   U.S.-New  Zealand
                       Council; Member of the American Law Institute and Council on Foreign Relations.
                       125 Broad Street, New York, NY 10004

BETSY S. MICHEL        Trustee
 (55)
                       Attorney;  Director or  Trustee,  the  Seligman  Group of
                       Investment  Companies;  Trustee,  The  Geraldine R. Dodge
                       Foundation,  charitable  foundation;  and Chairman of the
                       Board of Trustees of St. George's School  (Newport,  RI);
                       formerly,   Director,   The   National   Association   of
                       Independent Schools (Washington, DC).
                       St. Bernard's Road, P.O. Box 449, Gladstone, NJ 07934

JAMES C. PITNEY        Trustee
(71)
                       Retired Partner,  Pitney, Hardin, Kipp & Szuch, law firm;
                       Director or Trustee,  the  Seligman  Group of  Investment
                       Companies;  and  Director,  Public  Broadcasting  Service
                       (PBS);  formerly,  Director,  Public  Service  Enterprise
                       Group, public utility.
                       Park Avenue at Morris County,  P.O. Box 1945, Morristown,
                       NJ 07962-1945

JAMES Q. RIORDAN       Trustee
 (70)
                       Director, Various Corporations;  Director or Trustee, the
                       Seligman  Group  of  Investment  Companies;  The  Houston
                       Exploration  Company;  The Brooklyn Museum;  The Brooklyn
                       Union   Gas   Company;   The   Committee   for   Economic
                       Development;   and  Public  Broadcasting  Service  (PBS);
                       formerly,  Co-Chairman  of the Policy  Council of the Tax
                       Foundation;    Director   and   Vice   Chairman,    Mobil
                       Corporation;  Director, Tesoro Petroleum Companies, Inc.;
                       Dow Jones & Co., Inc. and Director and President, Bekaert
                       Corporation.
                       675 Third Avenue, Suite 3004, New York, NY 10017

ROBERT L. SHAFER       Trustee
 (65)
                       Director, various corporations;  Director or Trustee, the
                       Seligman Group of Investment  Companies;  formerly,  Vice
                       President,   Pfizer,  Inc.,  pharmaceuticals;   Director,
                       USLIFE Corporation, life insurance.
                       235 East 42nd Street, New York, NY 10017

JAMES N. WHITSON       Trustee
 (63)
                       Director, Sammons Enterprises, Inc.; Director or Trustee,
                       the Seligman Group of Investment  Companies;  C-SPAN; and
                       CommScope,   Inc.,   manufacturer   of  coaxial   cables;
                       formerly,  Executive Vice  President and Chief  Operating
                       Officer,  Sammons Enterprises,  Inc.;  Director,  Red Man
                       Pipe and Supply Company, piping and other materials.
                       5949 Sherry Lane, Suite 1900, Dallas, TX 75225

DANIEL  J. CHARLESTON  Vice President and Portfolio Manager
 (38)
                       Vice President, Investment Officer and a Managing Director of J. & W. Seligman & Co. Incorporated, investment managers and advisers; and Vice President and Portfolio Manager of one other open-end investment company in the Seligman Group of Investment Companies.

LEONARD J. LOVITO      Vice President and Portfolio Manager
 (38)
                       Vice President,  Investment  Officer,  J. & W. Seligman &
                       Co. Incorporated,  investment managers and advisers; Vice
                       President and Portfolio Manager, two other open-end investment companies in the Seligman Group of Investment
                       Companies.

LAWRENCE P. VOGEL      Vice President
 (41)
                       Senior Vice  President,  Finance,  J. & W. Seligman & Co.
                       Incorporated,  investment managers and advisers; Seligman
                       Financial  Services,  Inc.,  broker/dealer;  and Seligman
                       Data Corp.,  shareholder  service agent;  Vice President,
                       the Seligman  Group of Investment  Companies and Seligman
                       Services, Inc.,  broker/dealer;  and Treasurer,  Seligman
                       Henderson Co., advisers; formerly, Senior Vice President,
                       Seligman  Advisors,   Inc.,   advisers;   and  Treasurer,
                       Seligman Holdings, Inc., holding company.

FRANK J. NASTA         Secretary
 (33)
                       Senior Vice  President,  Law and Regulation and Corporate
                       Secretary,   J.  &  W.   Seligman  &  Co.   Incorporated,
                       investment managers and advisers; Secretary, the Seligman
                       Group  of  Investment   Companies;   Seligman   Financial
                       Services, Inc., broker/dealer; Seligman Henderson Co., advisers; Seligman Services, Inc., broker/dealer; and Seligman Data Corp., shareholder service agent; formerly, Senior Vice President, Law and Regulation and Corporate
                       Secretary, Seligman Advisors, Inc., advisers; and an attorney at Seward and Kissel, law firm.

THOMAS G. ROSE         Treasurer
 (40)
                       Treasurer,  the Seligman  Group of Investment  Companies;
                       and Seligman Data Corp., shareholder service agent.

     The Executive Committee of the Trustees acts on behalf of the Trustees between meetings to determine the value of securities and assets owned by the Fund for which no market valuation is available and to elect or appoint officers of the Fund to serve until the next meeting of the Trustees.

                               COMPENSATION TABLE


                                                                            PENSION OR
                                                  AGGREGATE            RETIREMENT BENEFITS         TOTAL COMPENSATION
                                                COMPENSATION            ACCRUED AS PART OF            FROM FUND AND
   POSITION  WITH REGISTRANT                    FROM FUND (1)             FUND EXPENSES              FUND COMPLEX (1)(2)
   -------------------------                    ------------            -----------------           --------------------
William C. Morris, Trustee and Chairman             N/A                      N/A                          N/A
Brian T. Zino, Trustee and President                N/A                      N/A                          N/A
Richard R. Schmaltz, Trustee                        N/A                      N/A                          N/A
Fred E. Brown, Trustee Emeritus**                   N/A                      N/A                          N/A
John R. Galvin, Trustee                           $2,877.11                  N/A                      $69,000.00
Alice S. Ilchman, Trustee                          2,777.55                  N/A                       65,000.00
Frank A. McPherson, Trustee                        2,813.27                  N/A                       66,000.00
John E. Merow, Trustee                             2,777.57                  N/A                       65,000.00
Betsy S. Michel, Trustee                           2,877.11                  N/A                       69,000.00
James C. Pitney, Trustee                           2,756.28                  N/A                       64,000.00
James Q. Riordan, Trustee                          2,834.55                  N/A                       67,000.00
Robert L. Schafer, Trustee                         2,834.55                  N/A                       67,000.00
James N. Whitson, Trustee                          2,855.83(d)               N/A                       68,000.00(d)


----------
(1) Based on remuneration received by the Trustees of the Fund for the year ended December 31, 1997. Effective January 16, 1998, the per meeting fee for Directors was increased by $1,000, which is allocated among all Funds in the Fund Complex.

(2) As defined in each Series' Prospectus, the Seligman Group of Investment Companies consists of eighteen investment companies.

**   Retired as Trustee and designated Trustee Emeritus on March 20, 1997.


(d)  Deferred.

     The Fund has a compensation arrangement under which outside Trustees may elect to defer receiving their fees. Under this arrangement, interest would be accrued on the deferred balances. The actual cost of such interest is included in the Trustee's fees and expenses, and the accumulated balance thereof is included in "Liabilities" in the Fund's financial statements. As of December 31, 1997, the total amount of deferred compensation (including interest) payable in respect of the Fund to Mr. Whitson was $14,086. Messrs. Merow and Pitney no longer defer current compensation; however, they have accrued deferred compensation in the amounts of $35,986 and $25,797, respectively, as of December 31, 1997. The Fund has applied for and received exemptive relief that would permit a director who has elected deferral of his or her fees to choose a rate of return equal to either (i) the interest rate on short-term Treasury bills, or
(ii) the rate of return on the shares of any of the investment companies advised by the Manager, as designated by the director. The Fund may, but is not obligated to, purchase shares of such investment companies to hedge its obligations in connection with this deferral arrangement.

     Trustees and officers of the Fund are also directors, trustees and officers of some or all of the other investment companies in the Seligman Group. Trustees and officers of the Fund as a group owned less than 1% of both the U.S. Government Securities Series' and the High-Yield Bond Series' Class A capital stock as of March 31, 1998. As of that date, no Trustees or officers owned shares of either Series' Class B or Class D capital stock.

     As of March 31, 1998, 19,107,682 Class A shares of the High-Yield Bond Series, which equaled 6.31% of the High-Yield Bond Series' capital stock and 16.41% of the High-Yield Bond Series' Class A capital stock then outstanding; 31,460,652 Class B shares of the High-Yield Bond Series, which equaled 10.38% of the High-Yield Bond Series' capital stock and 32.75% of the High-Yield Bond Series' Class B capital stock then outstanding; and 32,369,129 Class D shares of the High-Yield Bond Series, which equaled 10.68% of the High-Yield Bond Series' capital stock and 39.48% of the High-

Yield Bond Series' Class D capital stock then outstanding, were owned of record by MLPF&S For the Sole Benefit of Its Customers, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246.

                             MANAGEMENT AND EXPENSES

     Under each Series' Management Agreement, dated December 29, 1988 for the U.S. Government Securities Series and December 29, 1988, as amended January 1, 1996, for the High-Yield Bond Series, subject to the control of the Trustees, J. & W. Seligman & Co. Incorporated (the "Manager") manages the investment of the assets of each Series, including making purchases and sales of portfolio securities consistent with each Series' investment objectives and policies, and administers the business and other affairs of each Series. The Manager provides the Fund with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. The Manager pays all of the compensation of Trustees of the Fund who are employees or consultants of the Manager and the officers and employees of the Fund. The Manager also provides senior management for Seligman Data Corp., the Fund's shareholder service agent.

     The Manager is entitled to receive a management fee from each Series for its services to such Series, calculated daily and payable monthly. For the U.S. Government Securities Series, the fee is equal to .50% of the average daily net assets of the Series on an annual basis. The management fee for the High-Yield Bond Series is equal to .65% of the Series' average daily net assets on the first $1 billion of net assets and .55% of the Series' average daily net assets in excess of $1 billion. The management fees paid by the U.S. Government Series for each of the years 1997, 1996 and 1995 equaled .50% of the average daily net assets of such Series, or $271,995, $290,879 and $301,343, respectively. The management fees paid by the High-Yield Bond Series for 1997, 1996 and 1995 equaled .62%, .65%, and .50%, respectively, of the average daily net assets of such Series or $8,248,354, $3,107,117 and $723,340, respectively.

     The Fund pays all its expenses other than those assumed by the Manager including brokerage commissions, administration, shareholder services and distribution fees, if any, fees and expenses of independent attorneys and auditors, taxes and governmental fees including fees and expenses of qualifying the Fund and its shares under federal and state securities laws, cost of stock certificates and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials and prospectuses to existing shareholders, expenses of printing and filing reports and other documents filed with governmental agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder recordkeeping and shareholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees payable under the Administration, Shareholder Services and Distribution Plan described below, fees and expenses of Trustees of the Fund not employed by (or serving as a Trustee of) the Manager or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses. The Fund's expenses are allocated among the Series in a manner determined by the Trustees to be fair and equitable.

     Each Series' Management Agreement was initially approved by the Board of Trustees on September 30, 1988 and by the shareholders at a special meeting held on December 16, 1988. The amendments to the Management Agreement of the High-Yield Bond Series, to increase the fee rate payable to the Manager by the Series, were approved by the Board of Trustees on September 21, 1995 and by the shareholders at a special meeting held on December 12, 1995. The Management Agreements will continue until December 31 of each year (1) if such continuance is approved in the manner required by the 1940 Act (by a vote of a majority of the Trustees or of the outstanding voting securities of each Series and by a vote of a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party) and (2) if the Manager shall not have notified a Series at least 60 days prior to December 31 of any year that it does not desire such continuance. Each Management Agreement may be terminated by the appropriate Series, without penalty, on 60 days' written notice to the Manager and will terminate automatically in the event of its assignment. Each Series has agreed to change its name upon termination of its Management Agreement if continued use of the name would cause confusion in the context of the Manager's business.

     The Manager is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions and corporations. On December 29, 1988, a majority of the outstanding voting securities of the Manager was purchased by Mr. William C. Morris and a simultaneous recapitalization of the Manager occurred. See the Appendix for further history of the Manager.

     Officers, directors and employees of the Manager are permitted to engage in personal securities transactions, subject to the Manager's Code of Ethics (the "Ethics Code"). The Ethics Code proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by the
Manager's Compliance Officer, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Ethics Code. The Ethics Code prohibits each of the officers, directors and employees (including all portfolio managers) of the Manager from purchasing or selling any security that the officer, director or employee knows or believes (i) was recommended by the Manager for purchase or sale by any client, including the Fund, within the preceding two weeks, (ii) has been reviewed by the Manager for possible purchase or sale within the preceding two weeks, (iii) is being purchased or sold by any client, (iv) is being considered by a research analyst, (v) is being acquired in a private placement, unless prior approval has been obtained from the Manager's Compliance Officer, or (vi) is being acquired during an initial or secondary public offering. The Ethics Code also imposes a strict standard of confidentiality and requires portfolio managers to disclose any interest they may have in the securities or issuers that they recommend for purchase by any client.

     The Ethics Code also prohibits (i) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days of the purchase or sale of the security by a client's account (including investment company accounts) for which the portfolio manager or investment team manages and (ii) each employee from engaging in short-term trading (a purchase and sale or vice-versa within 60 days). Any profit realized pursuant to either of these prohibitions must be disgorged.

     Officers, directors and employees are required, except under very limited circumstances, to engage in personal securities transactions through the Manager's order desk. The order desk maintains a list of securities that may not be purchased due to a possible conflict with clients. All officers, directors and employees are also required to disclose all securities beneficially owned by them on December 31 of each year.

           ADMINISTRATION, SHAREHOLDER SERVICES AND DISTRIBUTION PLANS

     Each Series of the Fund has adopted an Administration, Shareholder Services and Distribution Plan for each Class (the "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

     The Plan was originally approved with respect to each Series on April 8, 1986 by the Board of Trustees of the Fund, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Qualified Trustees") and by the shareholders of each Series at a meeting of shareholders on April 10, 1986. The Plan was approved in respect of the Class D shares of both Series on July 15, 1993 by the Board of Trustees of the Fund, including a majority of the Qualified Trustees, and became effective in respect of the Class D shares of both Series on September 21, 1993. The Plan was approved in respect of the Class B shares of the High-Yield Bond Series on March 21, 1996 by the Board of Trustees of the Fund, including a majority of the Qualified Trustees, and became effective in respect of the Class B shares of the High-Yield Bond Series on April 22, 1996. The Plan was approved in respect of the Class B shares of the U.S. Government Securities Series on September 19, 1996 by the Board of Trustees of the Fund, including a majority of the Qualified Trustees, and became effective in respect of the Class B shares of the U.S. Government Securities Series on January 1, 1997. The Plans will continue in effect until December 31 of each year so long as such continuance is approved annually by a majority vote of both the Trustees and the Qualified Trustees of the Fund, cast in person at a meeting called for the purpose of voting on such approval. The Plan may not be amended to increase materially the amounts payable to Service Organizations (as defined in each Series' Prospectus) with respect to a class without the approval of a majority of the outstanding voting securities of such class. If the amount payable in respect of Class A shares under the Plans is proposed to be increased materially, the Fund will either (i) permit holders of Class B shares to vote as a separate class on the proposed increase or (ii) establish a new class of shares subject to the same payment under the Plans as existing Class A shares, in which case the Class B shares will thereafter convert into the new class instead of into Class A shares. No material amendment to the Plans may be made except by a majority of both the Trustees and Qualified Trustees.

     For the year ended December 31, 1997, Seligman Financial Services, Inc., ("SFSI"), an affiliate of the Manager, received payments under the Plan in respect of Class A shares of the U.S. Government Securities Series and the High-Yield Bond Series of $97,552 and $1,399,223, or 0.22% and 0.24% per annum, respectively, of the average daily net assets of each Series' Class A shares. This amount was used primarily to pay Service Organizations on a continuing basis for providing personal services and/or maintenance of shareholder accounts. For the year ended December 31, 1997, fees incurred by the U.S. Government Securities Series and the High-Yield Bond Series in respect of each Series' Class B shares amounted to $9,412 and $3,531,268, respectively, or 1.00% per annum of the average daily net assets of each Series' Class B shares. Of this amount, 0.725% per annum was paid directly to FEP Capital, L.P. ("FEP") to compensate it for having funded, at the time of sale
(i) the 4% commission paid to selling brokers and (ii) a payment of 0.25% of Class B sales to SFSI; 0.025% per annum was paid to SFSI; and the remaining 0.25% per annum was paid to SFSI which, in turn, made an equal payment to Service Organizations for providing personal services and/or maintenance of shareholder accounts. For the year ended December 31, 1997, fees incurred in respect of Class D shares of the U.S. Government Series and the High-Yield Bond Series amounted to $90,486 and $3,979,998, respectively, or 1.00% per annum of the average daily net assets of each Series' Class D shares. This amount was paid to SFSI and, in the first twelve months after a sale, reimbursed it primarily for the 1% payment made to dealers at the time of sale and for certain other direct distribution costs. After the first twelve months, fees paid to SFSI are used to pay a continuing fee to Service Organizations.


     The Plans require that the Treasurer of the Fund shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) for each Series under the Plans. Rule 12b-1 also requires that the selection and nomination of Trustees who are not "interested persons" of the Fund be made by such disinterested Trustees.

                             PORTFOLIO TRANSACTIONS

     No brokerage commissions were paid by the Fund during 1997, 1996 and 1995. When two or more of the investment companies in the Seligman Group or other investment advisory clients of the Manager desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by the Manager in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.

                     PURCHASE AND REDEMPTION OF FUND SHARES

     Each Series offers three classes of shares. Class A shares may be purchased at a price equal to the next determined net asset value per share, plus an initial sales load. Class A shares purchased at net asset value without an initial sales load due to the size of the purchase are subject to a CDSL if such shares are redeemed within eighteen months of purchase. Class B shares may be purchased at a price equal to the next determined net asset value without an initial sales load, but a CDSL may be charged on redemptions within 6 years of purchase. Class D shares may be purchased at a price equal to the next determined net asset value without an initial sales load, but a CDSL may be charged on redemptions within one year of purchase. See "Alternative Distribution System," "Purchase of Shares" and "Redemption of Shares" as applicable, in each Series' Prospectus.

SPECIMEN PRICE MAKE-UP

     Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold at a maximum sales load of 4.75% and Class B and Class D shares are sold at net asset value.* Using the net asset value at December 31, 1997 for each class of the Series, the maximum offering price of each Series' shares is as follows:


                        U.S. GOVERNMENT SECURITIES SERIES

     CLASS A

     Net asset value per share .....................................  $6.88

     Maximum sales load (4.75% of offering price). .................   0.34
                                                                      -----
     Maximum offering price per share ..............................  $7.22
                                                                      =====

     CLASS B AND CLASS D

     Net asset value and maximum offering prices per share* ........  $6.89
                                                                      =====

                             HIGH-YIELD BOND SERIES

     CLASS A

     Net asset value per share ...................................    $7.55

     Maximum sales load (4.75% of offering price) ................     0.38
                                                                      -----
     Maximum offering price per share ............................    $7.93
                                                                      =====
     CLASS B AND CLASS D

     Net asset value and maximum offering prices per share* ......    $7.55
                                                                      =====

----------
* Class B shares are subject to a CDSL declining from 5% in the first year after purchase to 0% after six years.
     Class D shares are subject to a CDSL of 1% on redemptions within one year of purchase. See "Redemption of Shares" in each Series' Prospectus.

                  CLASS A SHARES - REDUCED INITIAL SALES LOADS

REDUCTIONS AVAILABLE. Shares of any Seligman Mutual Fund sold with an initial sales load in a continuous offering will be eligible for the following reductions:

     VOLUME DISCOUNTS are provided if the total amount being invested in Class A shares of a Series or in any combination of shares of the other Seligman Mutual Funds which are sold with an initial sales load, reaches levels indicated in the sales load schedule set forth in each Series' Prospectus.

     THE RIGHT OF ACCUMULATION allows an investor to combine the amount being invested in Class A shares of any Seligman Mutual Fund sold with an initial sales load with the total net asset value of shares already owned that were sold with an initial sales load, including shares of Seligman Cash Management Fund that were acquired by the investor through an exchange of shares of another Seligman Mutual Fund on which there was an initial sales load, to determine reduced sales loads in accordance with the schedule in each Series' Prospectus. The value of the shares owned, including the value of shares of Seligman Cash Management Fund acquired in an exchange of shares of another Seligman Mutual Fund on which there is an initial sales load at the time of purchase, will be taken into account in orders placed through a dealer, however, only if SFSI is notified by an investor or a dealer of the amount owned by the investor at the time the purchase is made and is furnished sufficient information to permit confirmation.


     A LETTER OF INTENT allows an investor to purchase Class A shares of a Series' shares over a 13-month period at reduced initial sales loads in accordance with the sales load schedule in each Series' Prospectus, based on the total amount of Class A shares of the Series that the letter states the investor intends to purchase plus the total net asset value of shares that were sold with an initial sales load of the other Seligman Mutual Funds already owned and the total net asset value of shares of Seligman Cash Management Fund which were acquired through an exchange of shares of another Seligman Mutual Fund on which there was an initial sales load at the time of purchase. Reduced sales loads also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent. For more information concerning the terms of the letter of intent, see "Terms and Conditions -- Letter of Intent" in the back of the Prospectus.

     Class A shares purchased without an initial sales load in accordance with the sales load schedule in each Series' Prospectus, or pursuant to a Volume Discount, Right of Accumulation or Letter of Intent are subject to a CDSL of 1% on redemptions of such shares within eighteen months of purchase.

PERSONS ENTITLED TO REDUCTIONS. Reductions in initial sales loads apply to purchases of Class A shares of a Series by a "single person," including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code"), tax-exempt organizations under
Section 501(c)(3) or (13), and non-qualified employee benefit plans that satisfy uniform criteria are considered "single persons" for this purpose. The uniform criteria are as follows:

1. Employees must authorize the employer, if requested by the Fund, to receive in bulk and to distribute to each participant on a timely basis the Fund prospectuses, reports and other shareholder communications.

2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Fund 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.

ELIGIBLE EMPLOYEE BENEFIT PLANS. The table of sales loads in each Series' Prospectus applies to sales to "eligible employee benefit plans," except that the Fund may sell shares at net asset value to "eligible employee benefit plans" which have at least (i) $500,000 invested in the Seligman Mutual Funds or (ii) 50 eligible employees to whom such plan is made available. Such sales must be made in connection with a payroll deduction system of plan funding or other systems acceptable to Seligman Data Corp., the Fund's shareholder service agent. Such sales are believed to require limited sales effort and sales related expenses and therefore are made at net asset value. Contributions or account information for plan participation also should be transmitted to Seligman Data Corp. by methods which it accepts. Additional information about "eligible employee benefit plans" is available from investment dealers or SFSI. The term "eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares.

PAYMENT IN Securities. In addition to cash, the Fund may accept securities in payment for shares of a Series sold at the applicable public offering price (net asset value plus any applicable sales load) although the Fund does not presently intend to accept securities in payment for Series shares. Generally, the Fund will only consider accepting securities (l) to increase its holdings in a portfolio security of a Series, or (2) if the Manager determines that the offered securities are a suitable investment for a Series and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that the Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. The Fund may reject in whole or in part offers to pay for shares of a Series with securities, may require partial payment in cash for applicable sales loads, and may discontinue accepting securities as payment for shares of the Series at any time without notice. The
Fund will not accept restricted securities in payment for Series shares. The Fund will value accepted securities in the manner provided for valuing portfolio securities of the Fund. Any securities accepted by the Fund in payment for Fund shares will have an active and substantial market and have a value which is readily ascertainable. (See "Valuation.")

FURTHER TYPES OF REDUCTIONS. Class A shares also may be issued without an initial sales load in connection with the acquisition of cash and securities owned by other investment companies and personal holding companies; to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in fund shares; to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act; to registered representatives and employees (and their spouses and minor children) of any dealer that has a sales agreement with SFSI; to financial institution trust departments; to registered investment advisers exercising discretionary investment authority with respect to the purchase of Fund shares; to accounts of financial institutions or broker/dealers that charge account management fees, provided the manager or one of its affiliates has entered into an agreement with respect to such accounts; pursuant to sponsored arrangements with organizations which make recommendations to or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of the Fund; to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside directors; and to "eligible employee benefit plans" which have at least (i) $500,000 invested in the Seligman Mutual Funds or (ii) 50 eligible employees to whom such plan is made available. "Eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares. Sales of shares to such plans must be made in connection with a payroll deduction system of plan funding or other system acceptable to Seligman Data Corp.

     The Fund may sell Class A shares at net asset value to present and retired directors, trustees, officers, employees and their spouses (and family members of the foregoing) of the Fund, the other investment companies in the Seligman
Group, the Manager, and other companies affiliated with the Manager. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales also may be made to employee benefit and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by the Manager or any affiliate. These sales may be made for investment purposes only, and shares may be resold only to the Fund.

     Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales related expenses as compared with sales to the general public.

MORE ABOUT Redemptions. The procedures for redemption of Fund shares under ordinary circumstances are set forth in each Series' Prospectus. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on the NYSE during periods of emergency, or such other periods as ordered by the Securities and Exchange Commission. Payment may be made in securities, subject to the review of some state securities commissions. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.

                              DISTRIBUTION SERVICES

     SFSI acts as a general distributor of the shares of the Fund and of the other Seligman Mutual Funds. The Fund and SFSI are parties to a Distributing Agreement dated January 1, 1993. As general distributor of the Fund's shares of beneficial interest, SFSI allows commissions to dealers as indicated in each Series' Prospectus. SFSI receives the balance of sales loads and any CDSL, if applicable, paid by investors. The following table sets forth the concessions received by SFSI, dealer commissions, and CDSL retained for each Series for 1997, 1996 and 1995.

SERIES                           SFSI CONCESSIONS                  DEALER COMMISSIONS                   CDSL RETAINED
------                           ---------------                   -----------------                    -------------
                             1997      1996       1995         1997       1996        1995        1997     1996       1995
                             ----      ----       ----         ----       ----        ----        ----     ----       ----
U.S. Government
  Securities Series      $    4,683  $  9,862   $ 11,889   $   36,460  $   77,484  $   87,970  $  3,312   $3,630    $ 2,634

High-Yield
  Bond Series             1,047,484   709,561    459,799    8,095,350   5,466,375   3,554,416   185,777   88,949     33,929

     SFSI has assigned its rights to collect any CDSL imposed on redemptions of Class B shares to FEP Capital, L.P. ("FEP"). SFSI has also assigned its rights to the distribution fees with respect of Class B shares received by it pursuant to the Plans (other than the portion of such fees used to make ongoing shareholder servicing payments to Service Organizations as described in the Prospectus) to FEP, which provides funding to SFSI to enable it to pay commissions to dealers at the time of the sale of the related Class B shares. In connection with the assignment of its rights to collect any CDSL and the distribution fees with respect to Class B shares, SFSI receives payments from FEP based on the value of Class B shares sold. The aggregate amounts of such payments from FEP and the Class B distribution fees retained by SFSI for the year ended December 31, 1997 was $2,003 for the U.S. Government Securities Series. The aggregate amounts of such payments from FEP and the Class B distribution fees retained by SFSI for the year ended December 31, 1997 and the period ended December 31, 1996 were $1,149,148 and $368,282, respectively, for the High-Yield Bond Series.

     Effective April 1, 1995, Seligman Services, Inc. ("SSI"), an affiliate of the Manager, became eligible to receive commissions from certain sales of Series shares, as well as distribution and service fees pursuant to the Plan. For the years ended December 31, 1997 and 1996 and for the period ended December 31, 1995, SSI received commissions from sales of Series shares and distribution and service fees pursuant to the Plan as follows:


                                  1997                              1996                                1995
                                  ----                              ----                                ----
                                      Distribution and                  Distribution and                       Distribution and
                       COMMISSIONS    SERVICE FEES     COMMISSIONS      SERVICE FEES       COMMISSIONS         SERVICE FEES
                       -----------    ------------     -----------      ------------       ----------          ------------
U.S. Government
  Securities Series    $    954          $13,630         $ 3,172           $ 12,113           $ 8,380             $ 2,952

High-Yield
  Bond Series            47,851           35,679          29,500             20,797             7,087              19,702

                                    VALUATION

     Net asset value per share of each class of a Series is determined as of the close of regular trading on the NYSE, (normally, 4:00 p.m. Eastern time), each day that the NYSE is open. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund will also determine net asset value for each class of a Series on each day in which there is a sufficient degree of trading in a Series' portfolio securities that the net asset value of Series shares might be materially affected. Net asset value per share for a class of a Series is computed by dividing that class' share of the value of the net assets of such Series (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of a Series, including the Manager's fee, are accrued daily and taken into account for the purpose of determining net asset value. The net asset value of Class B and Class D shares will generally be lower than the net asset value of Class A shares as a result of the larger distribution fee with respect to such shares.

     Portfolio securities, including open short positions and options written, are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded. Securities not listed on an exchange or securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked price, except in the case of open short positions where the asked price is available. Any securities for which recent market quotations are not readily available, including restricted securities, are valued at fair value as determined in accordance with procedures approved by the Fund's Trustees. This value generally is determined as the amount which a Series could reasonably expect to receive from an orderly disposition of these securities over a reasonable period of time. Short-term obligations with less than sixty days remaining to maturity are generally valued at amortized cost. Short-term obligations with more than sixty days remaining to maturity will be valued at current market value until the sixtieth day prior to maturity, and will then be valued on an amortized cost basis based on the value on such date unless the Board determines that this amortized cost value does not represent fair market value. Premiums received on the sale of call options will be included in the net asset value, and current market value of the options sold by a Series will be subtracted from net asset value.

                                   PERFORMANCE

     The annualized yield for the 30-day period ended December 31, 1997 for the Class A shares of the U.S. Government Securities Series and the High-Yield Bond Series was 5.04% and 8.01%, respectively. The annualized yield was computed by dividing each Series' net investment income per share earned during the 30-day period by the maximum offering price per share (i.e., the net asset value plus the maximum sales load of 4.75% of the net amount invested) on December 31, 1997, which was the last day of this period. The average number of Class A shares of the U.S. Government Securities Series and the High-Yield Bond Series was 6,673,276 and 97,445,070, respectively, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. The annualized yield for the 30-day period ended December 31, 1997 for the Class B shares of the U. S. Government Securities Series and the High-Yield Bond Series was 4.52% and 7.65%, respectively. The annualized yield was computed by dividing the Series' net investment income per share earned during the 30-day period by the maximum offering price per share (i.e., the net asset value) on December 31, 1997, which was the last day of the period. The average number of Class B shares of the U.S. Government Securities Series and the High-Yield Bond Series was 432,072 and 73,866,904, respectively, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. The annualized yield for the 30-day period ended December 31, 1997 for the Class D shares of the U.S. Government Securities Series and the High-Yield Bond Series was 4.52% and 7.65%, respectively. The annualized yield was computed by dividing each Series' net investment income per share earned during the 30-day period by the maximum offering price per share (i.e., the net asset value) on December 31, 1997, which was the last day of this period. The average number of Class D shares of the U.S. Government Securities Series and the High-Yield Bond Series was 1,774,675 and 68,792,824, respectively, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed by totaling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield was then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income, as described in each Series' Prospectus.

     The average annual total returns for the Class A shares of the U.S. Government Securities Series and the High-Yield Bond Series for the one-year, five-year and ten-year periods ended on December 31, 1997 were 3.44%, 4.69% and 6.63%, and 8.86%, 12.63% and 11.80%, respectively. These returns were computed by subtracting the maximum sales load of 4.75% of public offering price and assuming that all of the dividends and gain distributions by the Series over the relevant time period were reinvested. It was then assumed that at the end of each period, the entire amount was redeemed. The average annual total return was then determined by calculating the annual rate required for the initial investment to grow to the amount which would have been received upon redemption (i.e., the average annual compound rate of return). The average annual total return for the Class B shares of the U.S. Government Securities Series for the period January 1, 1997 (commencement of operations) to December 31, 1997 was 2.32%. The average annual total returns for the Class B shares of the High-Yield Bond Series for the one-year period ended December 31, 1997 and the period April 22, 1996 (commencement of operations) to December 31, 1997 were 8.24% and
11.13%, respectively. This return was computed assuming that all of the dividends and gain distributions paid by the Fund's Class B shares, if any, were reinvested over the relevant time period. It was then assumed that at the end of the period the entire amount was redeemed, subtracting the applicable CDSL (5% for the one-year period and 4% for the period since inception). The average annual total returns for the Class D shares of the U.S. Government Securities Series and the High-Yield Bond Series for the one-year period and since inception through December 31, 1997 were 6.53% and 3.88%, and 12.24% and 11.80%, respectively. These amounts were computed assuming that all of the dividends and gain distributions paid by each Series' Class D shares, if any, were reinvested over the relevant time period. It was then assumed that at the end of each period, the entire amount was redeemed, subtracting the 1% CDSL, if applicable.

     Table A below illustrates the total return (income and capital) on Class A shares of each Series of the Fund with dividends invested and gain distributions, if any, taken in shares. It shows that a $1,000 investment in Class A shares of the U.S. Government Securities Series, assuming payment of the 4.75% sales load, made on January 1, 1988 had a value of $1,901 on December 31, 1997, resulting in an aggregate total return of 90.05%; and a $1,000 investment in Class A shares of the High-Yield Bond Series, assuming payment of the 4.75% sales load, made on January 1, 1988 had a value of $3,051 on December 31, 1997, resulting in an aggregate total return of 205.06%. Table B illustrates the total return (income and capital) on Class B shares of the U.S. Government Securities Series and the High-Yield Bond Series with dividends invested and gain distributions, if any, taken in shares. It shows that a $1,000 investment in Class B shares of the U.S. Government Securities Series, made on January 1, 1997 (commencement of offering of Class B shares), had a value of $1,023 on December 31, 1997, after payment of the 5% CDSL, resulting in an aggregate total return of 2.32%; and a $1,000 investment in Class B shares of the High-Yield Bond Series, made on April 22, 1996 (commencement of offering of Class B shares), had a value of $1,196 on December 31, 1997, after payment of the 4% CDSL, resulting in an aggregate total return of 19.55%. Table C illustrates the total return (income and capital) on Class D shares of the U.S. Government Securities Series and the High-Yield Bond Series with dividends invested and gain distributions, if any, taken in shares. It shows that a $1,000 investment in Class D shares of the U.S. Government Securities Series made on September 21, 1993 (commencement of offering of Class D shares) had a value of $1,177 on December 31, 1997, resulting in an aggregate total return of 17.69% and a $1,000 investment in Class D shares of the High-Yield Bond Series made on September 21, 1993 (commencement of offering of Class D shares) had a value of $1,612 on December 31, 1997, resulting in an aggregate total return of 61.16%. The results shown should not be considered a representation of the dividend income or gain or loss in capital value which may be realized from an investment made in a class of shares of the Fund today.

                            TABLE A - CLASS A SHARES

                                               VALUE OF
YEAR                         VALUE OF         CAPITAL GAIN       VALUE OF                           TOTAL
ENDED 1                INITIAL INVESTMENT 2  DISTRIBUTIONS       DIVIDENDS        TOTAL VALUE 2     RETURN 1,3
-------                -------------------   -------------       ---------        -------------     ----------
U.S. Government
Securities Series
-----------------
12/31/88                      $  944              $--            $   83             $1,027
12/31/89                         942               --               180              1,122
12/31/90                         921               --               272              1,193
12/31/91                         976               --               385              1,361
12/31/92                         961               --               478              1,439
12/31/93                         960               --               587              1,547
12/31/94                         865               --               622              1,487
12/31/95                         956               --               800              1,756
12/31/96                         897               --               854              1,751
12/31/97                         920               --               981              1,901           90.05%

High-Yield
Bond Series
-----------
12/31/88                      $  946               $--             $  115            $1,061
12/31/89                         863                --                239             1,102
12/31/90                         702                --                320             1,022
12/31/91                         803                --                532             1,335
12/31/92                         866                --                738             1,604
12/31/93                         935                --                976             1,911
12/31/94                         856                --              1,070             1,926
12/31/95                         938                --              1,387             2,325
12/31/96                         977                --              1,693             2,670
12/31/97                       1,018                --              2,033             3,051          205.06%

                            TABLE B - CLASS B SHARES

                                               VALUE OF
PERIOD/YEAR                VALUE OF          CAPITAL GAIN        VALUE OF                            TOTAL
ENDED 1                INITIAL INVESTMENT 2  DISTRIBUTIONS       DIVIDENDS        TOTAL VALUE 2     RETURN 1,3
-------                 ------------------   ------------        ---------        -------------     ----------
U.S. Government
Securities Series
-----------------
12/31/97                      $  974              $--            $   49            $1,023            2.32%

High-Yield
Bond Series
-----------
12/31/96                      $1,028              $--            $   63            $1,091
12/31/97                       1,030               --               166             1,196            19.55%


                            TABLE C - CLASS D SHARES

                                              VALUE OF
PERIOD/YEAR                 VALUE OF         CAPITAL GAIN         VALUE OF                            TOTAL
ENDED 1                 INITIAL INVESTMENT 2 DISTRIBUTIONS       DIVIDENDS        TOTAL VALUE 2     RETURN 1,3
-------                 -------------------- ------------        ---------        -------------     ----------
U.S. Government
Securities Series
-----------------
12/31/93                      $  982              $--             $   12            $  994
12/31/94                         884               --                 59               943
12/31/95                         977               --                128             1,105
12/31/96                         919               --                176             1,095
12/31/97                         940               --                237             1,177              17.69%

High-Yield
Bond Series
-----------
12/31/93                      $1,030              $--             $   15             $1,045
12/31/94                         942                --                100             1,042
12/31/95                       1,033                --                214             1,247
12/31/96                       1,077                --                346             1,423
12/31/97                       1,121                --                491             1,612             61.16%

1 For the ten years ended December 31, 1997 for Class A shares; from commencement of offering of Class B shares of the U.S. Government Securities Series on January 1, 1997 and commencement of offering of Class B shares of the High-Yield Bond Series on April 22, 1996; from commencement of offering of Class D shares on September 21, 1993.

2 The "Value of Initial Investment" as of the date indicated reflects the effect of the maximum sales load or CDSL, if applicable, assumes that all dividends and capital gain distributions were taken in cash and reflects changes in the net asset value of the shares purchased with the hypothetical initial investment. "Total Value" reflects the effect of the CDSL, if applicable, assumes investment of all dividends and capital gain distributions and reflects changes in the net asset value.

3 "Total Return" for each Series is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the period specified, subtracting the maximum sales load on Class A shares; determining total value of all dividends and capital gain distributions that would have been paid during the period on such shares assuming that each dividend or capital gain distribution was invested in additional shares at net asset value; calculating the total value of the investment at the end of the period; subtracting the CDSL on Class B or Class D shares, if applicable; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its total value at the end of the period by the amount of the hypothetical initial investment.

     No adjustments have been made for any income taxes payable by investors on dividends invested or gain distributions taken in shares.

     Each of the Series may also include its aggregate total return over a specified period in advertisements or in information furnished to present or prospective shareholders.

                               GENERAL INFORMATION

INFORMATION ABOUT BUSINESS TRUSTS. As indicated in each Series' Prospectus, the Fund is organized as a business trust under the laws of the Commonwealth of Massachusetts. Under the Declaration of Trust, the Fund's Trustees are authorized to classify or reclassify and issue any shares of beneficial interest of the Fund into any number of other Series without further action by shareholders. The 1940 Act requires that where more than one Series exists, each Series must be preferred over all other Series in respect of assets specifically allocated to such Series.

     As a general matter, the Fund will not hold annual or other meetings of the shareholders. This is because the Declaration of Trust provides for shareholder voting only (a) for the election or removal of one or more Trustees if a meeting is called for that purpose, (b) with respect to any contract as to which shareholder approval is required by the 1940 Act, (c)
with respect to any termination or reorganization of the Fund or any Series to the extent and as provided in the Declaration of Trust, (d) with respect to any amendment of the Declaration of Trust (other than amendments establishing and designating new Series, abolishing Series when there are no units thereof outstanding, changing the name of the Fund or the name of any Series, supplying any omission, curing any ambiguity or curing, correcting or supplementing any provision thereof which is internally inconsistent with any other provision thereof or which is defective or inconsistent with the 1940 Act or with the requirements of the Code or applicable regulations for the Fund's obtaining the most favorable treatment thereunder available to regulated investment companies), which amendments require approval by a majority of the shares entitled to vote, (e) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Fund or the shareholders, and (f) with respect to such additional matters relating to the Fund as may be required by the 1940 Act, the Declaration of Trust, the By-laws of the Fund, any registration of the Fund with the Securities and Exchange Commission (the "Commission") or any state, or as the Trustees may consider necessary or desirable. Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of considering the election or reelection of such Trustee or of a successor to such Trustee, and until the election and qualification of his successor, if any, elected at such meeting, or until such Trustee sooner dies, resigns, retires or is removed by the shareholders or two-thirds of the Trustees.

     The shareholders of the Fund have the right, upon the declaration in writing or vote of more than two-thirds of the Fund's outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of ten percent of its shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1 per centum of the outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Fund; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of requests. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statement so filed, the Commission may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

     Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Series affected by such matter. Rule 18f-2 further provides that a Series shall be deemed to be affected by a matter unless it is clear that the interests of such Series in the matter are substantially identical or that the matter does not significantly affect any interest of such Series. However, the Rule exempts the selection of independent auditors, the approval of principal distributing contracts and the election of trustees from the separate voting requirements of the Rule.

     The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of a Series' assets for any shareholder held personally liable for obligations of such Series.

CUSTODIAN. Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, serves as custodian for the Fund. It also maintains, under the general supervision of the Manager, the accounting records and determines the net asset values for the Fund.


AUDITORS. Deloitte & Touche LLP, independent auditors, have been selected as auditors of the Fund. Their address is Two World Financial Center, New York, New York 10281.

                              FINANCIAL STATEMENTS

     The Annual Reports to shareholders for the year ended December 31, 1997 contains schedules of the investments of each of the Fund's Series as of December 31, 1997 as well as certain other financial information as of the applicable date. The financial statements and notes included in the Annual Reports, and the Independent Auditor's Reports thereon, are incorporated herein by reference. These Reports will be furnished without charge to investors who request copies of this Statement of Additional Information.

                                    APPENDIX

                 HISTORY OF J. & W. SELIGMAN & CO. INCORPORATED

         Seligman's beginnings date back to 1837, when Joseph Seligman, the oldest of eight brothers, arrived in the United States from Germany. He earned his living as a pack peddler in Pennsylvania, and began sending for his brothers. The Seligmans became successful merchants, establishing businesses in the South and East.

         Backed by nearly thirty years of business success culminating in the sale of government securities to help finance the Civil War - Joseph Seligman, with his brothers, established the international banking and investment firm of
J. & W. Seligman & Co. In the years that followed, the Seligman complex played a major role in the geographical expansion and industrial development of the United States.

THE SELIGMAN COMPLEX:

 .... Prior to 1900

o    Helps finance America's fledgling railroads through underwritings.
o Is admitted to the New York Stock Exchange in 1869. Seligman remained a member of the NYSE until 1993, when the evolution of its business made it unnecessary. o Becomes a prominent underwriter of corporate securities, including New York Mutual Gas Light Company, later part of Consolidated Edison. o Provides financial assistance to Mary Todd Lincoln and urges the Senate to award her a pension.
o Is appointed U.S. Navy fiscal agent by President Grant. Becomes a leader in raising capital for America's industrial and urban development.


 ...1900-1910

o    Helps Congress finance the building of the Panama Canal.

 ...1910s

o Participates in raising billions for Great Britain, France and Italy, helping to finance World War I.

 ...1920s

o Participates in hundreds of underwritings including those for some of the country's largest companies: Briggs Manufacturing, Dodge Brothers, General Motors, Minneapolis-Honeywell Regulatory Company, Maytag Company, United Artists Theater Circuit and Victor Talking Machine Company.

o Forms Tri-Continental Corporation in 1929, today the nation's largest, diversified closed-end equity investment company, with over $3 billion in assets, and one of its oldest.

 ...1930s

o Assumes management of Broad Street Investing Co. Inc., its first mutual fund, today known as Seligman Common Stock Fund, Inc.
o    Establishes Investment Advisory Service.

 ...1940s

o    Helps shape the Investment Company Act of 1940.
o    Leads in the  purchase  and  subsequent  sale to the public of Newport News
     Shipbuilding and Dry Dock Company, a prototype transaction for the investment banking industry.
o Assumes management of National Investors Corporation, today Seligman Growth Fund, Inc.
o    Establishes Whitehall Fund, Inc., today Seligman Income Fund, Inc.

 ...1950-1989

o Develops new open-end investment companies. Today, manages more than 40 mutual fund portfolios.
o Helps pioneer state-specific, municipal bond funds, today managing a national and 18 state-specific municipal funds.
o Establishes Seligman Portfolios, Inc., an investment vehicle offered through variable annuity products.

 ...1990s

o Introduces Seligman Select Municipal Fund, Inc. and Seligman Quality Municipal Fund, Inc., two closed-end funds that invest in high-quality municipal bonds.
o In 1991 establishes a joint venture with Henderson plc, of London, known as Seligman Henderson Co., to offer global and international investment products.
o Introduces to the public Seligman Frontier Fund, Inc., a small capitalization mutual fund.
o Launches Seligman Henderson Global Fund Series, Inc., which today offers five separate series: Seligman Henderson International Fund, Seligman Henderson Global Smaller Companies Fund, Seligman Henderson Global Technology Fund, Seligman Henderson Global Growth Opportunities Fund and Seligman Henderson Emerging Markets Growth Fund.
o Launches Seligman Value Fund Series, Inc., which currently offers two separate series: Seligman Large-Cap Value Fund and Seligman Small-Cap Value Fund.

Financial Statements - High-Yield Bond Series
================================================================================
PORTFOLIO OF INVESTMENTS
December 31, 1997

                                  PRINCIPAL
                                   AMOUNT
                                  OR WARRANTS         VALUE
                                 -------------      --------

CORPORATE BONDS  88.9%

ADVERTISING  0.6%
ADAMS OUTDOOR ADVERTISING
  10 3/4%, due 3/15/2006         $10,000,000     $  11,000,000
                                                 -------------
AGRICULTURE  0.4%
IOWA SELECT FARM
  10 3/4%, due 12/1/2005*          7,500,000         7,734,375
                                                 -------------
BROADCASTING  2.7%
CAPSTAR BROADCASTING PARTNERS
  0% (12 3/4%+), due 2/1/2009     20,000,000        14,600,000
PAXSON COMMUNICATIONS
  11 5/8%, due 10/1/2002          15,000,000        16,125,000
SFX BROADCASTING
  10 3/4%, due 5/15/2006          17,500,000        19,250,000
                                                 -------------
                                                    49,975,000
                                                 -------------
CABLE SYSTEMS  12.5%
AMERICAN TELECASTING 0
  (Warrants expiring 8/15/2000)        5,000wts.         5,000
CABLEVISION SYSTEMS
  10 1/2%, due 5/15/2016         $20,000,000        23,350,000
CHARTER COMMUNICATIONS
SOUTHEAST HOLDINGS
  11 1/4%, due 3/15/2006          17,500,000        19,512,500
CHARTER COMMUNICATIONS
SOUTHEAST HOLDINGS
  0% (14%+), due 3/15/2007        25,000,000        19,875,000
COMCAST
  10 5/8%, due 7/15/2012           7,500,000         9,412,500
DIGITAL TELEVISION SERVICES
  12 1/2%, due 8/1/2007*          15,000,000        17,025,000
ECHOSTAR DBS
  12 1/2%, due 7/1/2002           20,000,000        21,700,000
HEARTLAND WIRELESS COMMUNICATIONS
  14%, due 10/15/2004             20,000,000         7,500,000
INTERMEDIA CAPITAL PARTNERS IV
  11 1/4%, due 8/1/2006           30,000,000        33,000,000
NORTHLAND CABLE TELEVISION
  10 1/4%, due 11/15/2007*        10,000,000        10,575,000
NTL
  10%, due 2/15/2007               5,000,000         5,287,500
ROGERS CABLESYSTEMS
  11%, due 12/1/2015              21,500,000        24,940,000
TCI SATELLITE ENTERTAINMENT
  10 7/8%, due 2/15/2007*         30,000,000        31,575,000
TCI SATELLITE ENTERTAINMENT
  0% (121/4% ), due 2/15/2007*     8,250,000         5,527,500
WIRELESS ONE
  13%, due 10/15/2003             10,500,000         3,832,500
WIRELESS ONE 0
  (Warrants expiring 10/15/2000)      15,000wts.        15,000
                                                 -------------
                                                   233,132,500
                                                 -------------
CELLULAR  3.7%
CENTENNIAL CELLULAR
  10 1/8%, due 5/15/2005           9,500,000        10,355,000
CROWN CASTLE INTEMATIONAL
  0% (105/8%+), due 11/15/2007*   15,000,000         9,412,500
METROCALL
  9 3/4%, due 11/1/2007*          10,000,000         9,925,000
PRICE COMMUNICATIONS WIRELESS
  11 3/4%, due 7/15/2007*         20,000,000        21,800,000
PRICELLULAR WIRELESS
  10 3/4%, due 11/1/2004          16,000,000        17,400,000
                                                 -------------
                                                    68,892,500
                                                 -------------
CHEMICALS  0.9%
TEXAS PETROCHEMICALS
  11 1/8%, due 7/1/2006           15,000,000        16,200,000
                                                 -------------
COMPUTER AND RELATED
SERVICES  4.1%
DECISIONONE
  9 3/4%, due 8/1/2007             8,600,000         8,879,500
DECISIONONE HOLDINGS
  0% (11 1/2%+), due 8/1/2008     17,500,000        11,287,500
UNISYS
  12%, due 4/15/2003              25,000,000        28,437,500
UNISYS
  11 3/4%, due 10/15/2004         25,000,000        28,687,500
                                                 -------------
                                                    77,292,000
                                                 -------------
----------------
See footnotes on page .

================================================================================
PORTFOLIO OF INVESTMENTS
December 31, 1997

                                  PRINCIPAL
                                    AMOUNT            VALUE
                                 -------------      --------

CONSUMER PRODUCTS  3.8%
AMERICAN PAD & PAPER
  13%, due 11/15/2005            $ 5,000,000     $   5,625,000
AMSCAN HOLDINGS
  9 7/8%, due 12/15/2007*         10,000,000        10,275,000
ANCHOR ADVANCED PRODUCTS
  11 3/4%, due 4/1/2004            8,000,000         8,640,000
CARSON
  10 3/8%, due 11/1/2007*         10,000,000        10,050,000
FRENCH FRAGRANCES
  10 3/8%, due 5/15/2007          10,000,000        10,500,000
NORTH ATLANTIC TRADING
  11%, due 6/15/2004               7,250,000         7,612,500
RYDER TRS
  10%, due 12/1/2006              18,500,000        18,592,500
                                                 -------------
                                                    71,295,000
                                                 -------------
CONTAINERS  1.1%
PLASTIC CONTAINERS
  10%, due 12/15/2006             10,000,000        10,650,000
U.S. CAN
  10 1/8%, due 10/15/2006         10,000,000        10,650,000
                                                 -------------
                                                    21,300,000
                                                 -------------
ENERGY  0.6%
ABRAXAS PETROLEUM
  11 1/2%, due 11/1/2004          10,000,000        10,975,000
                                                 -------------
EQUIPMENT  1.1%
WILLIAMS SCOTSMAN
  9 7/8%, due 6/1/2007            20,000,000        20,900,000
                                                 -------------
FINANCIAL SERVICES  2.3%
AMRESCO
  10%, due 3/15/2004              10,000,000        10,425,000
DOLLAR FINANCIAL GROUP
  10 7/8%, due 11/15/2006         10,750,000        11,663,750
OCWEN CAPITAL TRUST I
  10 7/8%, due 8/1/2027           10,000,000        10,900,000
SUPERIOR NATIONAL CAPITAL TRUST I
  10 3/4%, due 12/1/2017*          2,275,000         2,337,562
VERITAS CAPITAL TRUST
  10%, due 1/1/2028*               6,825,000         6,978,563
                                                 -------------
                                                    42,304,875
                                                 -------------
FOOD  3.8%
AFC ENTERPRISES
  10 1/4%, due 5/15/2007          15,000,000        15,825,000
AMERIKING
  10 3/4%, due 12/1/2006          15,000,000        15,825,000
AMERISERVE FOOD
  10 1/8%, due 7/15/2007          20,000,000        21,100,000
GORGES/QUIK-TO-FIX FOODS
  11 1/2%, due 12/1/2006          12,000,000        12,720,000
INTERNATIONAL HOME FOODS
  10 3/8%, due 11/1/2006           5,000,000         5,512,500
                                                 -------------
                                                    70,982,500
                                                 -------------
GAMING/HOTEL  11.1%
ALLIANCE GAMING
  10%, due 8/1/2007*               7,500,000         7,546,875
AMERISTAR CASINOS
  10 1/2%, due 8/1/2004*          17,250,000        17,681,250
AZTAR
  13 3/4%, due 10/1/2004          15,000,000        17,250,000
CASINO AMERICA
  12 1/2%, due 8/1/2003           30,000,000        32,737,500
CASINO MAGIC OF LOUISIANA
  13%, due 8/15/2003              15,000,000        14,475,000
COAST HOTELS & CASINOS
  13%, due 12/15/2002             23,000,000        26,105,000
FITZGERALDS GAMING
  12 1/4%, due 12/15/2004*         9,750,000         9,920,625
SHOWBOAT
  13%, due 8/1/2009                8,500,000        10,582,500
SHOWBOAT MARINA CASINO
PARTNERSHIP
  13 1/2%, due 3/15/2003          15,000,000        18,075,000
TRUMP ATLANTIC CITY FUNDING
  11 1/4%, due 5/1/2006           28,795,000        28,219,100
TRUMP ATLANTIC CITY FUNDING
  11 1/4%, due 5/1/2006*           3,785,000         3,671,450
TRUMP HOTELS & CASINO
RESORTS
  15 1/2%, due 6/15/2005          18,000,000        20,610,000
                                                 -------------
                                                   206,874,300
                                                 -------------

------------
See footnotes on page 12.

================================================================================
PORTFOLIO OF INVESTMENTS
December 31, 1997

                                  PRINCIPAL
                                    AMOUNT            VALUE
                                 -------------      --------
HEALTH CARE/MEDICAL
PRODUCTS  4.9%
ALARIS MEDICAL SYSTEMS
  9 3/4%, due 12/1/2006          $16,000,000     $  16,880,000
ALLIANCE IMAGING
  9 5/8%, due 12/15/2005           4,500,000         4,601,250
DADE INTERNATIONAL
  11 1/8%, due 5/1/2006           16,000,000        17,680,000
GRAPHIC CONTROLS
  12%, due 9/15/2005              13,000,000        14,560,000
PARACELSUS HEALTHCARE
  10%, due 8/15/2006              17,000,000        17,425,000
PARAGON HEALTH NETWORK
  0% (10 1/2%+), due 11/1/2007*   15,000,000         9,375,000
SUN HEALTHCARE GROUP
  9 1/2%, due 7/1/2007*           10,000,000        10,300,000
                                                 -------------
                                                    90,821,250
                                                 -------------
LEISURE  2.3%
AFFINITY GROUP HOLDING
  11%, due 4/1/2007               17,000,000        18,190,000
AMF GROUP
  0% (12 1/4%+), due 3/15/2006    10,000,000         7,912,500
PREMIER PARKS
  12%, due 8/15/2003              11,000,000        12,292,500
PREMIER PARKS
  9 3/4%, due 1/15/2007            3,750,000         4,012,500
                                                 -------------
                                                    42,407,500
                                                 -------------
MANUFACTURING  1.8%
AIRXCEL
  11%, due 11/15/2007*            10,000,000        10,350,000
BPC HOLDING
  12 1/2%, due 6/15/2006          12,000,000        13,260,000
CLARK-SCHWEBEL
  12 1/2%, due 7/15/2007*          4,231,448         4,548,807
INTERNATIONAL KNIFE & SAW
  11 3/8%, due 11/15/2006          2,950,000         3,200,750
WERNER HOLDINGS
  10%, due 11/15/2007*             2,275,000         2,343,250
                                                 -------------
                                                    33,702,807
                                                 -------------
METALS  1.8%
KOPPERS INDUSTRY
  9 7/8%, due 12/1/2007*           2,275,000         2,354,625
RENCO METALS
  11 1/2%, due 7/1/2003           15,000,000        16,012,500
ROYAL OAK MINES
  11%, due 8/15/2006              20,750,000        14,628,750
                                                 -------------
                                                    32,995,875
                                                 -------------
PAGING  4.6%
MOBILE TELECOMMUNICATION
TECHNOLOGIES
  13 1/2%, due 12/15/2002         26,500,000        30,872,500
PAGING NETWORK
  10%, due 10/15/2008             35,000,000        36,443,750
PRONET
  11 7/8%, due 6/15/2005          18,000,000        19,440,000
                                                 -------------
                                                    86,756,250
                                                 -------------
PAPER AND PACKAGING  1.1%
CROWN PAPER
  11%, due 9/1/2005               20,000,000        20,700,000
                                                 -------------
PUBLISHING  2.3%
AMERICAN LAWYER MEDIA HOLDINGS
  9 3/4%, due 12/15/2007*         10,000,000        10,200,000
AMERICAN LAWYER MEDIA HOLDINGS
  0% (12 1/4%+), due 12/15/2008*   3,450,000         1,966,500
PERRY-JUDD
  10 5/8%, due 12/15/2007*         3,800,000         3,971,000
PETERSEN PUBLISHING
  11 1/8%, due 11/15/2006         10,000,000        11,350,000
TRANSWESTERN HOLDINGS
  0% (11 7/8%+), due 11/15/2008*   9,150,000         5,535,750
TRANSWESTERN PUBLISHING
  9 5/8%, due 11/15/2007*          2,270,000         2,372,150
VON HOFFMAN PRESS
  10 3/8%, due 5/15/2007*+         6,750,000         7,256,250
                                                 -------------
                                                    42,651,650
                                                 -------------
--------------
See footnotes on page 12.

================================================================================
PORTFOLIO OF INVESTMENTS
December 31, 1997

                                  PRINCIPAL
                                    AMOUNT
                                  OR WARRANTS         VALUE
                                 -------------      --------



RECORD STORAGE  0.5%
PIERCE LEAHY
  11 1/8%, due 7/15/2006         $ 7,500,000     $   8,512,500
                                                 -------------
RETAILING  1.4%
CENTRAL TRACTOR
  10 5/8%, due 4/1/2007           15,000,000        15,900,000
COLE NATIONAL GROUP
  9 7/8%, due 12/31/2006          10,000,000        10,750,000
                                                 -------------
                                                    26,650,000
                                                 -------------
SUPERMARKETS   2.0%
JITNEY-JUNGLE STORES OF AMERICA
  12%, due 3/1/2006               16,000,000        18,240,000
JITNEY-JUNGLE STORES OF AMERICA
  10 3/8%, due 9/15/2007          10,000,000        10,425,000
PATHMARK STORES
  11 5/8%, due 6/15/2002          11,250,000         9,168,750
                                                 -------------
                                                    37,833,750
                                                 -------------
TECHNOLOGY  2.3%
ADVANCED MICRO DEVICES
  11%, due 8/1/2003               20,000,000        21,500,000
THERMA-WAVE
  10 5/8%, due 5/15/2004          10,500,000        10,972,500
VIASYSTEMS
  9 3/4%, due 6/1/2007            10,000,000        10,387,500
                                                 -------------
                                                    42,860,000
                                                 -------------
TELECOMMUNICATIONS  12.7%
BTI TELECOM
  10 1/2%, due 9/15/2007*         15,000,000        15,375,000
GCI
  9 3/4%, due 8/1/2007            11,250,000        11,728,125
GLOBALSTAR
  11 1/4%, due 6/15/2004          12,500,000        12,593,750
ICG HOLDINGS
  0% (11 5/8%+), due 3/15/2007    15,500,000        10,617,500
INTERMEDIA COMMUNICATIONS
  0% (12 1/2%+), due 5/15/2006    10,000,000         7,900,000
INTERMEDIA COMMUNICATIONS
  0% (11 1/4%+), due 7/15/2007    10,000,000         7,175,000
INTERMEDIA COMMUNICATIONS
  (Warrants expiring 6/1/2000)*o       4,000wts.       440,000
ITC DELTACOM
  11%, due 6/1/2007               15,600,000        17,238,000
IXC COMMUNICATIONS
  12 1/2%, due 10/1/2005          25,000,000        28,937,500
NEXTEL COMMUNICATIONS
  0% (10.65%+), due 9/15/2007*    25,000,000        15,875,000
NEXTLINK COMMUNICATIONS
  12 1/2%, due 4/15/2006          22,500,000        25,762,500
POWERTEL
  11 1/8%, due 6/1/2007           17,500,000        19,075,000
RCN
  10%, due 10/15/2007*            15,000,000        15,637,500
RCN
  0% (11 1/8%+), due 10/15/2007*  12,500,000         7,875,000
SPRINT SPECTRUM
  11%, due 8/15/2006              15,000,000        16,950,000
TALTON HOLDINGS
  11%, due 6/30/2007*             10,000,000        10,900,000
VERIO
  13 1/2%, due 6/15/2004*         10,500,000        12,600,000
                                                 -------------
                                                   236,679,875
                                                 -------------
THEATERS  1.2%
HOLLYWOOD THEATERS
  10 5/8%, due 8/1/2007*          11,500,000        12,276,250
PLITT THEATERS
  10 7/8%, due 6/15/2004          10,000,000        10,850,000
                                                 -------------
                                                    23,126,250
                                                 -------------
TRANSPORTATION  0.7%
ATLAS AIR
  10 3/4%, due 8/1/2005           12,500,000        13,250,000
                                                 -------------
UTILITIES  0.6%
MIDLAND COGENERATION VENTURE
  11 3/4%, due 7/23/2005          10,000,000        11,999,060
                                                 -------------
TOTAL CORPORATE BONDS
(Cost $1,601,001,632)                            1,659,804,817
                                                 --------------

--------------
See footnotes on page 12.

================================================================================
PORTFOLIO OF INVESTMENTS
December 31, 1997

                                     SHARES           VALUE
                                 -------------      --------



PREFERRED STOCKS  3.8%
BROADCASTING  2.2%
CAPSTAR BROADCASTING PARTNERS 12%     60,000    $    6,915,000
CHANCELLOR MEDIA 12%                 105,881        12,202,785
SFX BROADCASTING 12 5/8%             100,000        11,425,000
SINCLAIR CAPITAL 11 5/8%             100,000        11,075,000
                                                --------------
                                                    41,617,785
                                                --------------
CABLE SYSTEMS  0.6%
ECHOSTAR COMMUNICATIONS 12 1/8%*       6,450         6,756,375
PEGASUS COMMUNICATIONS 12 3/4%         3,500         3,911,250
                                                --------------
                                                    10,667,625
                                                --------------
TELECOMMUNICATIONS  1.0%
IXC COMMUNICATIONS 12 1/2%*            9,346        10,958,172
NEXTLINK COMMUNICATIONS 14%          110,911         6,904,210
                                                --------------
                                                    17,862,382
                                                --------------
TOTAL PREFERRED STOCKS
(Cost $62,111,991)                                  70,147,792
                                                --------------

CONVERTIBLE BONDS  1.1%

TECHNOLOGY  1.1%
EMC
  3 1/4%, due 3/15/2002         $  6,250,000    $    8,492,187
XILINX
  5 1/4%, due 11/1/2002*          12,500,000        12,171,875
                                                --------------
TOTAL CONVERTIBLE BONDS
(Cost $20,354,052)                                  20,664,062
                                                --------------

CONVERTIBLE PREFERRED STOCKS  0.4%
(Cost $5,059,500)
BROADCASTING  0.4%
CHANCELLOR MEDIA $3*                 100,000shs.     7,737,500
                                                --------------

SHORT-TERM HOLDINGS  3.4%
(Cost $64,100,000)                                  64,100,000
                                                --------------
TOTAL INVESTMENTS  97.6%
(Cost $1,752,627,175)                            1,822,454,171
OTHER ASSETS LESS LIABILITIES  2.4%                 44,239,395
                                                --------------
NET ASSETS 100.0%                               $1,866,693,566
                                                ==============

----------------
* Rule 144A security.
o Non-income producing security.
+ Deferred interest debentures pay no interest for a stipulated number of years, after which they pay the indicated coupon rate.
See Notes to Financial Statements.

=============================================================================================================================
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997


ASSETS:
Investments, at value:
  Long-term holdings (cost $1,688,527,175) .............................            $1,758,354,171
  Short-term holdings (cost $64,100,000) ...............................                64,100,000             $1,822,454,171
                                                                                    --------------
Cash .............................................................................................                  2,433,724
Receivable for interest and dividends ............................................................                 40,793,668
Receivable for Shares of Beneficial Interest sold ................................................                 17,383,621
Expenses prepaid to shareholder service agent ....................................................                    240,631
Other ............................................................................................                     65,471
                                                                                                               --------------
TOTAL ASSETS .....................................................................................              1,883,371,286
                                                                                                               --------------

LIABILITIES:
Dividends payable ................................................................................                  6,069,772
Payable for Shares of Beneficial Interest repurchased ............................................                  5,363,844
Payable for securities purchased .................................................................                  2,306,281
Accrued expenses, taxes, and other ...............................................................                  2,937,823
                                                                                                               --------------
TOTAL LIABILITIES ................................................................................                 16,677,720
                                                                                                               --------------
NET ASSETS .......................................................................................             $1,866,693,566
                                                                                                               ==============

COMPOSITION OF NET ASSETS:
Shares of Beneficial Interest, at par (unlimited shares authorized; $.001 par value; 247,239,953 shares outstanding):
  Class A ........................................................................................             $       99,415
  Class B ........................................................................................                     76,978
  Class D ........................................................................................                     70,847
Additional paid-in capital .......................................................................              1,788,969,465
Undistributed net investment income ..............................................................                  2,353,433
Undistributed net realized gain ..................................................................                  5,296,432
Net unrealized appreciation of investments .......................................................                 69,826,996
                                                                                                               --------------
NET ASSETS .......................................................................................             $1,866,693,566
                                                                                                               ==============

NET ASSET VALUE PER SHARE:
CLASS A ($750,460,846 / 99,414,744 shares) .......................................................             $         7.55
                                                                                                               ==============
CLASS B ($581,234,711 / 76,978,009 shares) .......................................................             $         7.55
                                                                                                               ==============
CLASS D ($534,998,009 / 70,847,200 shares) .......................................................             $         7.55
                                                                                                               ==============


-----------------
See Notes to Financial Statements.



=============================================================================================================================
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1997


INVESTMENT INCOME:
Interest ...............................................................              $133,942,745
Dividends ..............................................................                 5,554,714
                                                                                      ------------
TOTAL INVESTMENT INCOME ...........................................................................              $139,497,459

EXPENSES:
Distribution and service fees ..........................................                 8,910,489
Management fee .........................................................                 8,248,354
Shareholder account services ...........................................                 2,371,527
Registration ...........................................................                   633,159
Custody and related services ...........................................                   242,372
Shareholder reports and communications .................................                   170,217
Auditing and legal fees ................................................                    90,262
Trustees' fees and expenses ............................................                    20,939
Miscellaneous ..........................................................                    40,993
                                                                                      ------------
TOTAL EXPENSES ....................................................................................                20,728,312
                                                                                                                 ------------
NET INVESTMENT INCOME .............................................................................               118,769,147

NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
Net realized gain on investments .......................................                 8,663,643
Net change in unrealized appreciation of investments ...................                47,951,783
                                                                                      ------------
NET GAIN ON INVESTMENTS ...........................................................................                56,615,426
                                                                                                                 ------------

INCREASE IN NET ASSETS FROM OPERATIONS ............................................................              $175,384,573
                                                                                                                 ============

-----------------
See Notes to Financial Statements.


=========================================================================================================================
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             YEAR ENDED DECEMBER 31,
                                                                                       ----------------------------------
                                                                                            1997                 1996
                                                                                       --------------        ------------
OPERATIONS:
Net investment income ..........................................................       $  118,769,147        $ 45,266,028
Net realized gain on investments ...............................................            8,663,643           8,372,099
Net change in unrealized appreciation of investments ...........................           47,951,783          13,819,543
                                                                                       --------------        ------------
INCREASE IN NET ASSETS FROM OPERATIONS .........................................          175,384,573          67,457,670
                                                                                       --------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A .....................................................................          (52,770,232)        (27,035,063)
   Class B .....................................................................          (29,874,994)         (3,418,270)
   Class D .....................................................................          (33,770,488)        (14,812,695)
                                                                                       --------------        ------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS ......................................         (116,415,714)        (45,266,028)
                                                                                       --------------        ------------

                                                            SHARES
                                                 -------------------------------
                                                     YEAR ENDED DECEMBER 31,
                                                 -------------------------------

                                                    1997                1996
                                                 -----------         -----------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:*
Net proceeds from sale of shares:
   Class A .................................      50,672,448          33,317,666          373,051,522         236,713,393
   Class B .................................      57,673,666          20,232,066          424,606,561         144,036,057
   Class D .................................      37,881,266          24,388,635          278,799,066         173,325,163
Investment of dividends:
   Class A .................................       3,776,320           1,948,207           27,853,774          13,828,199
   Class B .................................       1,826,561             192,948           13,519,667           1,378,143
   Class D .................................       2,805,300           1,287,945           20,704,607           9,145,648
Exchanged from associated Funds:
   Class A .................................      17,851,841          13,049,554          131,875,215          92,654,186
   Class B .................................       3,688,065             480,781           27,115,290           3,420,798
   Class D .................................       6,529,814           4,652,741           47,980,993          32,988,466
                                                 -----------         -----------       --------------        ------------
Total ......................................     182,705,281          99,550,543        1,345,506,695         707,490,053
                                                 -----------         -----------       --------------        ------------
Cost of shares repurchased:
   Class A .................................     (13,770,227)         (7,112,332)        (101,399,738)        (50,385,557)
   Class B .................................      (2,704,575)           (214,512)         (20,021,448)         (1,530,923)
   Class D .................................      (7,327,368)         (2,819,462)         (53,826,777)        (20,024,403)
Exchanged into associated Funds:
   Class A .................................     (15,408,040)        (11,079,755)        (114,001,958)        (78,716,704)
   Class B .................................      (3,899,595)           (297,396)         (28,866,957)         (2,104,964)
   Class D .................................      (5,638,449)         (3,862,279)         (41,466,552)        (27,399,898)
                                                 -----------         -----------       --------------        ------------
Total ......................................     (48,748,254)        (25,385,736)        (359,583,430)       (180,162,449)
                                                 -----------         -----------       --------------        ------------
Increase in Net Assets from
Transactions in Shares of Beneficial
Interest ...................................     133,957,027          74,164,807          985,923,265         527,327,604
                                                 -----------         -----------       --------------        ------------
Increase in Net Assets .........................................................        1,044,892,124         549,519,246

NET ASSETS:
Beginning of year ..............................................................          821,801,442         272,282,196
                                                                                       --------------        ------------
End of Year (including undistributed net investment income of
   $2,353,433 and $0, respectively) ............................................       $1,866,693,566        $821,801,442
                                                                                       ==============        ============

----------------
* The Fund began offering Class B shares on April 22, 1996.
See Notes to Financial Statements.




================================================================================
NOTES TO FINANCIAL STATEMENTS


1. MULTIPLE CLASSES OF SHARES -- Seligman High-Yield Bond Series (the "Fund"), a series of Seligman High Income Fund Series, offers three classes of shares. All shares existing prior to September 21, 1993, the commencement of Class D shares, were classified as Class A shares. The Fund began offering Class B shares on April 22, 1996. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales load ("CDSL") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75%, a service fee of up to 0.25% on an annual basis, and a CDSL, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSL, if applicable, of 1% imposed on redemptions made within one year of purchase. The three classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. SECURITY VALUATION -- Investments in bonds, stocks and convertible securities are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis. The Fund accretes original issue discounts and market discounts on purchases of portfolio securities.

d. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by J. & W. Seligman & Co. Incorporated (the "Manager"). Securities received as collateral subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest, at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements' underlying securities to ensure the existence of the proper level of collateral.

e. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 1997, distribution and service fees were the only class-specific expenses.

f. DISTRIBUTIONS TO SHAREHOLDERS-- Dividends are declared daily and paid monthly. Other distributions paid by the Fund are recorded on ex-dividend dates. The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the year ended December 31, 1997, amounted to $1,686,931,836 and $780,115,415, respectively.

   At December 31, 1997, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $97,236,023 and $27,409,027, respectively.

4. SHORT-TERM INVESTMENTS -- At December 31, 1997, the Fund owned short-term investments which matured in less than seven days.

================================================================================
NOTES TO FINANCIAL STATEMENTS

5. MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS -- The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all trustees of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.65% per annum of the first $1 billion of the Fund's average daily net assets, 0.55% per annum of the Fund's average daily net assets in excess of $1 billion. The management fee reflected in the Statement of Operations represents 0.62% per annum of the Fund's average daily net assets.

   Seligman Financial Services, Inc. (the "Distributor"), agent for the distribution of the Fund's shares, and an affiliate of the Manager, received concessions of $1,047,484 from sales of Class A shares after commissions of $8,095,350 were paid to dealers.

   The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 1997, fees incurred aggregated $1,399,223, or 0.24% per annum of the average daily net assets of Class A shares.

   Under the Plan, with respect to Class B and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B and Class D shares for which the organizations are responsible; and, for Class D shares only, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

   With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to substantially all of this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

   For the year ended December 31, 1997, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B and Class D shares, amounted to $3,531,268 and $3,979,998, respectively.

   The Distributor is entitled to retain any CDSL imposed on redemptions of Class D shares occurring within one year of purchase and on certain redemptions of Class A shares occurring within 18 months of purchase. For the year ended December 31, 1997, such charges amounted to $185,777.

   The Distributor has sold its rights to collect any CDSL imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSL and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class Bshares sold. The aggregate amount of such payments and the Class B shares distribution fees retained by the Distributor for the year ended December 31, 1997, amounted to $1,149,148.

   Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of beneficial interest of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 1997, Seligman Services, Inc. received commissions of $47,851 from the sales of Fund shares.

   Seligman Services, Inc. also received distribution and service fees of $35,679, pursuant to the Plan. Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $2,371,527 for shareholder account services.

   Certain officers and trustees of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

   The Fund has a compensation arrangement under which trustees who receive fees may elect to defer receiving such fees. Interest is accrued on the deferred balances. The annual cost of such fees and interest is included in trustees' fees and expenses and the accumulated balance thereof at December 31, 1997, of $33,589 is included in other liabilities. Deferred fees and the related accrued interest are not deductible for federal income tax purposes until such amounts are paid.

6. COMMITTED LINE OF CREDIT -- Effective July 23, 1997, the Fund entered into a $110 million committed line of credit facility with a group of banks. Borrowings pursuant to the credit facility will be subject to interest at a rate equal to the federal funds rate plus 0.50% per annum. The Fund incurs a commitment fee of 0.10% per annum on the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment will expire one year from the date of the agreement but is renewable with the consent of the participating banks. To date, the Fund has not borrowed from the credit facility.

================================================================================
FINANCIAL HIGHLIGHTS


   The Fund's financial highlights are presented below. "Per share operating performance" data is designed to allow investors to trace the operating performance of each Class, on a per share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per share amounts, using average shares outstanding.

   "Total return based on net asset value" measures each Class's performance assuming that investors purchased Fund shares at net asset value as of the beginning of the period, invested dividends and capital gains paid at net asset value, and then sold their shares at the net asset value on the last day of the period. The total return computations do not reflect any sales charges investors may incur in purchasing or selling shares of the Fund. Total returns for periods of less than one year are not annualized.

                                                                                        CLASS A
                                                             --------------------------------------------------------

                                                                                YEAR ENDED DECEMBER 31,
                                                               ------------------------------------------------------
                                                                  1997        1996       1995        1994       1993
                                                               --------    --------   --------     -------    -------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR ........................    $   7.25    $   6.96   $   6.35     $  6.94    $  6.42
                                                               --------    --------   --------     -------    -------
Net investment income .....................................         .70         .69        .65         .65        .66
Net realized and unrealized investment gain (loss) ........         .28         .29        .61        (.59)       .52
                                                               --------    --------   --------     -------    -------
INCREASE FROM INVESTMENT OPERATIONS .......................         .98         .98       1.26         .06       1.18
Dividends paid or declared ................................        (.68)       (.69)      (.65)       (.65)      (.66)
                                                               --------    --------   --------     -------    -------
NET INCREASE (DECREASE) IN NET ASSET VALUE ................         .30         .29        .61        (.59)       .52
                                                               --------    --------   --------     -------    -------
NET ASSET VALUE, END OF YEAR ..............................    $   7.55    $   7.25   $   6.96     $  6.35    $  6.94
                                                               ========    ========   ========     =======    =======
TOTAL RETURN BASED ON NET ASSET VALUE: ....................       14.26%      14.82%     20.72%        .78%     19.19%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ............................        1.14%       1.16%      1.09%       1.13%      1.20%
Net investment income to average net assets ...............        9.42%       9.80%      9.73%       9.73%      9.68%
Portfolio turnover ........................................       61.78%     119.33%    173.39%     184.75%    193.91%
NET ASSETS, END OF YEAR (000S omitted) ....................    $750,461    $408,303   $182,129     $59,033    $61,333


-----------------
See footnotes on page  .


=============================================================================================================================
FINANCIAL HIGHLIGHTS


                                                    CLASS B                                    CLASS D
                                             ---------------------   --------------------------------------------------------
                                                YEAR       4/22/96*                                                  9/21/93*
                                                ENDED         TO                  YEAR ENDED DECEMBER 31,                TO
                                                                     ---------------------------------------------
                                              12/31/97    12/31/96     1997         1996         1995        1994    12/31/93
                                             --------    --------    --------     --------     -------     -------    -------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE,
BEGINNING OF YEAR                            $   7.26    $   7.06    $   7.26     $   6.96     $  6.35     $  6.94    $  6.74
                                             --------    --------    --------     --------     -------     -------    -------
Net investment income                             .64         .45         .64          .64         .60         .57        .12
Net realized and unrealized
investment gain (loss)                            .28         .20         .28          .30         .61        (.59)       .20
                                             --------    --------    --------     --------     -------     -------    -------
INCREASE (DECREASE) FROM
INVESTMENT OPERATIONS                             .92         .65         .92          .94        1.21        (.02)       .32
Dividends paid or declared                       (.63)       (.45)       (.63)        (.64)       (.60)       (.57)      (.12)
                                             --------    --------    --------     --------     -------     -------    -------
NET INCREASE (DECREASE) IN
NET ASSET VALUE                                   .29         .20         .29          .30         .61        (.59)       .20
                                             --------    --------    --------     --------     -------     -------    -------
NET ASSET VALUE, END OF YEAR                 $   7.55    $   7.26    $   7.55     $   7.26     $  6.96     $  6.35    $  6.94
                                             ========    ========    ========     ========     =======     =======    =======
TOTAL RETURN BASED ON NET
ASSET VALUE:                                    13.24%       9.11%      13.24%       14.10%      19.67%       (.30)%     4.53%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets                   1.90%       1.90%+      1.90%        1.92%       1.91%       2.19%      2.04%+
Net investment income to
average net assets                               8.66%       9.11%+      8.66%        9.02%       8.86%       8.68%      7.93%++
Portfolio turnover                              61.78%     119.33%++    61.78%      119.33%     173.39%     184.75%    193.91%+++
NET ASSETS, END OF YEAR (000S omitted)       $581,235    $147,970    $534,998     $265,528     $90,153     $ 9,249    $ 2,375



---------------------
  * Commencement of offering of shares.
  + Annualized.
 ++ For the year ended December 31, 1996.
+++ For the year ended December 31, 1993.
See Notes to Financial Statements.




================================================================================
REPORT OF INDEPENDENT AUDITORS

--------------------------------------------------------------------------------

THE TRUSTEES AND SHAREHOLDERS,
SELIGMAN HIGH-YIELD BOND SERIES:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman High-Yield Bond Series as of December 31, 1997, the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman High-Yield Bond Series as of December 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
New York, New York
January 30, 1998

--------------------------------------------------------------------------------

U.S. Government Securities Series - Financial Statements.

------------------------------------------------------------------------------
Portfolio of Investments
December 31, 1997

                                                                                            PRINCIPAL
                                                                                             AMOUNT            VALUE
                                                                                           -----------      -----------
US GOVERNMENT SECURITIES  60.4%

US Treasury Bonds:
   8 3/4%, due 5/15/2020.......................................................          $ 6,000,000        $ 7,991,256
   6 5/8%, due 2/15/2027.......................................................           15,000,000         16,284,390

US Treasury Notes:
   6 1/4%, due 6/30/2002.......................................................            4,000,000          4,082,504
   6 5/8%, due 5/15/2007.......................................................            8,000,000          8,472,504
                                                                                                            -----------
TOTAL US GOVERNMENT SECURITIES (Cost $35,627,812)..............................                              36,830,654
                                                                                                            -----------
US GOVERNMENT AGENCY SECURITIES  36.2% (Cost $20,992,978)

Government National Mortgage Association Obligations,
Mortgage-backed Pass-through Certificates:
   7 1/2%, with various maturities from 1/15/2023 to 4/15/2027*................           21,478,908         22,053,688
                                                                                                            -----------
REPURCHASE AGREEMENTS  6.0% (Cost $3,671,000)

HSBC Securities Inc., 5%, maturing 1/2/1998 collateralized by:
   $2,856,000 US Treasury Notes 11 7/8%, due 11/15/2003, with a fair
   market value of $3,757,681..................................................            3,671,000          3,671,000
                                                                                                            -----------

TOTAL INVESTMENTS  102.6% (Cost $60,291,790)..........................................................       62,555,342

OTHER ASSETS LESS LIABILITIES  (2.6)%.................................................................       (1,560,453)
                                                                                                            -----------
NET ASSETS  100.0%....................................................................................      $60,994,889
                                                                                                            ===========

-------------
* Investments in mortgage-backed securities are subject to principal paydowns. As a result of prepayments from refinancing or satisfaction of the underlying mortgage instruments, the average life may be less than the original maturity. This, in turn, may impact the ultimate yield realized from these securities.

See Notes to Financial Statements.

------------------------------------------------------------------------------
Statement of Assets and Liabilities
December 31, 1997

ASSETS:
Investments, at value:
  Long-term holdings (cost $56,620,790).............................................    $58,884,342
  Short-term holdings (cost $3,671,000).............................................      3,671,000                   $62,555,342
                                                                                        -----------
Cash                                                                                                                       30,049
Interest receivable................................................................................                       647,776
Receivable for shares of Beneficial Interest sold..................................................                       149,884
Expenses prepaid to shareholder service agent......................................................                         9,884
Other..............................................................................................                        19,821
                                                                                                                      -----------
Total Assets.......................................................................................                    63,412,756
                                                                                                                      -----------
LIABILITIES:
Payable for shares of Beneficial Interest repurchased..............................................                     2,175,708
Dividends payable..................................................................................                       121,889
Accrued expenses, taxes, and other.................................................................                       120,270
                                                                                                                      -----------
Total Liabilities..................................................................................                     2,417,867
                                                                                                                      -----------
Net Assets.........................................................................................                   $60,994,889
                                                                                                                      ===========
COMPOSITION OF NET ASSETS:
Shares of Beneficial Interest, at par ($.001 par value; unlimited shares authorized; 8,865,994 shares outstanding):
  Class A..........................................................................................                   $     6,606
  Class B..........................................................................................                           467
  Class D..........................................................................................                         1,793
Additional paid-in capital.........................................................................                    72,981,796
Accumulated net realized loss......................................................................                   (14,259,325)
Net unrealized appreciation of investments.........................................................                     2,263,552
                                                                                                                      -----------
Net Assets.........................................................................................                   $60,994,889
                                                                                                                      ===========
NET ASSET VALUE PER SHARE:

Class A ($45,425,627 / 6,605,989 shares)...........................................................                         $6.88
                                                                                                                            =====
Class B ($3,219,604 / 467,356 shares)..............................................................                         $6.89
                                                                                                                            =====
Class D ($12,349,658 / 1,792,649 shares)...........................................................                         $6.89
                                                                                                                            =====

-------------
See Notes to Financial Statements.

------------------------------------------------------------------------------
Statement of Operations
For the Year Ended December 31, 1997

INVESTMENT INCOME:

Interest.........................................................................................                      $3,758,646

EXPENSES:

Management fee....................................................................     $  271,995
Distribution and service fees.....................................................        197,450
Shareholder account services......................................................        117,897
Registration......................................................................         83,220
Shareholder reports and communications............................................         28,461
Custody and related services......................................................         18,851
Auditing and legal fees...........................................................          9,561
Trustees' fees and expenses.......................................................          9,458
Miscellaneous.....................................................................          8,512
                                                                                       ----------
Total Expenses...................................................................................                         745,405
                                                                                                                       ----------
Net Investment Income............................................................................                       3,013,241

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments..................................................       (611,943)
Net change in unrealized appreciation of investments..............................      1,949,757
                                                                                       ----------
Net Gain on Investments..........................................................................                       1,337,814
                                                                                                                       ----------
Increase in Net Assets from Operations...........................................................                      $4,351,055
                                                                                                                       ==========

--------------
See Notes to Financial Statements.

------------------------------------------------------------------------------
Statements of Changes in Net Assets

                                                                                                    YEAR ENDED DECEMBER 31,
                                                                                              ---------------------------------
                                                                                                   1997                 1996
                                                                                              ------------          -----------
OPERATIONS:
Net investment income...................................................................       $ 3,013,241           $3,451,825
Net realized loss on investments........................................................          (611,943)            (531,212)
Net change in unrealized appreciation of investments....................................         1,949,757           (3,266,304)
                                                                                                ----------           ----------
Increase (Decrease) in Net Assets from Operations.......................................         4,351,055             (345,691)
                                                                                                ----------           ----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A..............................................................................        (2,522,929)          (2,998,077)
   Class B..............................................................................           (45,289)                  --
   Class D..............................................................................          (445,023)            (453,748)
                                                                                                 ----------          ----------
Decrease in Net Assets from Distributions ..............................................        (3,013,241)          (3,451,825)
                                                                                                 ----------          ----------


                                                                     SHARES
                                                         ------------------------------
                                                             YEAR ENDED DECEMBER 31,
                                                         ------------------------------
                                                             1997               1996
                                                         -----------        -----------
TRANSACTIONS IN SHARES
OF BENEFICIAL INTEREST:*
Net proceeds from sale of shares:
   Class A............................................      829,234           781,071            5,624,748             5,275,155
   Class B............................................      182,897                --            1,228,800                    --
   Class D............................................      198,244           428,534            1,326,662             2,920,596
Investment of dividends:
   Class A ...........................................      202,913           224,948            1,359,967             1,522,409
   Class B............................................        5,291                --               35,836                    --
   Class D............................................       42,659            48,704              286,730               329,724
Exchanged from associated Funds:
   Class A............................................    1,572,537           487,261           10,660,240             3,303,371
   Class B ...........................................      574,598                --            3,899,673                    --
   Class D ...........................................    1,591,469           585,467           10,742,800             3,947,861
                                                          ---------         ---------           ----------            ----------
Total.................................................    5,199,842         2,555,985           35,165,456            17,299,116
                                                          ---------         ---------           ----------            ----------
Cost of shares repurchased:
   Class A ...........................................   (1,364,274)       (1,236,706)          (9,183,343)           (8,375,696)
   Class B ...........................................      (14,942)               --             (101,411)                   --
   Class D ...........................................     (369,696)         (333,282)          (2,477,886)           (2,247,483)
Exchanged into associated Funds:
   Class A ...........................................   (1,618,861)         (972,823)         (10,932,716)           (6,587,848)
   Class B ...........................................     (280,488)               --           (1,910,778)                   --
   Class D ...........................................   (1,050,159)         (491,240)          (7,074,255)           (3,360,753)
                                                          ---------         ---------           ----------            ----------
Total ................................................   (4,698,420)       (3,034,051)         (31,680,389)          (20,571,780)
                                                          ---------         ---------           ----------            ----------
Increase (Decrease) in Net Assets from
Transactions in Shares of Beneficial Interest ........      501,422          (478,066)           3,485,067            (3,272,664)
                                                          =========         ==========          ----------            ----------
Increase (Decrease) in Net Assets ...................................................            4,822,881            (7,070,180)
NET ASSETS:
Beginning of year ...................................................................           56,172,008            63,242,188
                                                                                               -----------           -----------
End of Year .........................................................................          $60,994,889           $56,172,008
                                                                                               ===========           ===========

-------------
* The Fund began offering Class B shares on January 1, 1997.
See Notes to Financial Statements.

------------------------------------------------------------------------------
Notes to Financial Statements

1. Multiple Classes of Shares -- Seligman U.S. Government Securities Series
(the "Fund"), a series of Seligman High Income Fund Series, offers three classes of shares. All shares existing prior to September 21, 1993, the commencement of Class D shares, were classified as Class A shares. The Fund began offering Class B shares on January 1, 1997. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales load ("CDSL") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75%, a service fee of up to 0.25% on an annual basis, and a CDSL, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSL, if applicable, of 1% imposed on certain redemptions made within one year of purchase. The three classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. Significant Accounting Policies -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. Security Valuation -- Investments in US Government and Government agency securities are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Trustees. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. Federal Taxes -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. Security Transactions and Related Investment Income -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis. The Fund accretes original issue discounts and market discounts on purchases of portfolio securities.

d. Repurchase Agreements -- The Fund may enter into repurchase agreements with commerical banks and with broker/dealers deemed to be creditworthy by J. &
    W. Seligman & Co. Incorporated (the "Manager"). Securities received as collateral subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest, at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements' underlying securities to ensure the existence of the proper level of collateral.

e. Multiple Class Allocations -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 1997, distribution and service fees were the only class-specific expenses.

------------------------------------------------------------------------------
Notes to Financial Statements

f. Distributions to Shareholders -- Dividends are declared daily and paid monthly. Other distributions paid by the Fund are recorded on the ex-dividend date. The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

3. Purchases and Sales of Securities -- Purchases and sales of US Government obligations, excluding short-term investments, for the year ended December 31, 1997, amounted to $99,697,220 and $95,957,706, respectively.

    At December 31, 1997, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation of portfolio securities amounted to $2,263,552.

4. Management Fee, Administrative Services, and Other Transactions -- The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all trustees of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.50% per annum of the Fund's average daily net assets.

    Seligman Financial Services, Inc. (the "Distributor"), agent for the distribution of the Fund's shares, and an affiliate of the Manager, received concessions of $4,683 from sales of Class A shares after commissions of $36,460 were paid to dealers.

    The Fund has an Administration, Shareholder Services and Distribution
Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 1997, fees incurred aggregated $97,552, or 0.22% per annum of the average daily net assets of Class A shares.

    Under the Plan, with respect to Class B and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of share holder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B and Class D shares for which the organizations are responsible; and, for Class D shares only, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

    With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to substantially all of this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

    For the year ended December 31, 1997, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B and Class D shares, amounted to $9,412 and $90,486, respectively.

------------------------------------------------------------------------------
Notes to Financial Statements


    The Distributor is entitled to retain any CDSL imposed on redemptions of Class D shares occurring within one year of purchase and on certain redemptions of Class A shares occurring within 18 months of purchase. For the year ended December 31, 1997, such charges amounted to $3,312.

    The Distributor has sold its rights to collect any CDSL imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSL and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class Bshares sold. The aggregate amount of such payments and the Class B shares distribution fees retained by the Distributor for the year ended December 31, 1997, amounted to $2,003.

    Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of beneficial interest of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 1997, Seligman Services, Inc. received commissions of $954 from the sales of Fund shares. Seligman Services, Inc. also received distribution and service fees of $13,630, pursuant to the Plan.

    Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $117,897 for shareholder account services.

    Certain officers and trustees of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

    The Fund has a compensation arrangement under which trustees who receive fees may elect to defer receiving such fees. Interest is accrued on the deferred balances. The annual cost of such fees and interest is included in trustees' fees and expenses and the accumulated balance thereof at December 31, 1997, of $42,280 is included in other liabilities. Deferred fees and the related accrued interest are not deductible for federal income tax purposes until such amounts are paid.

5. Loss Carryforward -- At December 31, 1997, the Fund had a net loss carryforward for federal income tax purposes of $14,118,544, which is available for offset against future taxable net capital gains, expiring in various amounts through 2005. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforwards.

------------------------------------------------------------------------------
Financial Highlights

   The Fund's financial highlights are presented below. "Per share operating performance" data is designed to allow investors to trace the operating performance of each Class, on a per share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per share amounts, using average shares outstanding.

   "Total return based on net asset value" measures each Class's performance assuming that investors purchased Fund shares at net asset value as of the beginning of the period, invested dividends and capital gains paid at net asset value, and then sold their shares at the net asset value on the last day of the period. The total return computations do not reflect any sales charges investors may incur in purchasing or selling shares of the Fund. Total returns for periods of less than one year are not annualized.

                                                                                    CLASS A
                                                        --------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        --------------------------------------------------------------
                                                         1997         1996           1995         1994         1993
                                                        --------     --------      --------     --------      --------
PER SHARE OPERATING PERFORMANCE:

Net Asset Value, Beginning of Year                       $6.71        $7.15         $6.47        $7.18          $7.19
                                                         -----        -----         -----        -----          -----
Net investment income ...............................      .38          .41           .46          .44            .53
Net realized and unrealized investment gain (loss)...      .17         (.44)          .68         (.71)          (.01)
                                                         -----        -----         -----        -----          -----
Increase (Decrease) from Investment
Operations...........................................      .55         (.03)         1.14         (.27)           .52
Dividends paid or declared...........................     (.38)        (.41)         (.46)        (.44)          (.53)
                                                         -----        -----         -----        -----          -----
Net Increase (Decrease) in Net Asset Value...........      .17         (.44)          .68         (.71)          (.01)
                                                         -----        -----         -----        -----          -----
Net Asset Value, End of Year ........................    $6.88        $6.71         $7.15        $6.47          $7.18
                                                         =====        =====         =====        =====          =====
TOTAL RETURN BASED ON NET
ASSET VALUE:                                              8.53%       (0.29)%       18.15%       (3.88)%         7.46%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ......................     1.23%        1.14%         1.14%        1.10%          1.11%
Net investment income to average net assets .........     5.68%        6.05%         6.71%        6.49%          7.22%
Portfolio turnover ..................................   193.90%      175.25%       213.06%      445.18%        170.35%
Net Assets, End of Year (000s omitted)...............  $45,426      $46,889       $55,061      $54,714        $69,805



--------------
See footnotes on page  .

------------------------------------------------------------------------------
Financial Highlights



                                                      CLASS B                           CLASS D
                                                      --------        -------------------------------------
                                                       1/1/97*               YEAR ENDED DECEMBER 31,           9/21/93*
                                                         TO           --------------------------------------      TO
                                                      12/31/97        1997      1996        1995       1994    12/31/93
                                                        -----         -----     -----       -----     -----    --------
PER SHARE OPERATING PERFORMANCE:

Net Asset Value, Beginning of Year.................     $6.73         $6.73     $7.16       $6.48      $7.20     $7.33
                                                        -----         -----     -----       -----      -----     -----
Net investment income .............................       .33           .33       .36         .40        .37       .09
Net realized and unrealized investment gain (loss)        .16           .16      (.43)        .68       (.72)     (.13)
                                                        -----         -----     -----       -----      -----     -----
Increase (Decrease) from Investment
Operations ........................................       .49           .49      (.07)       1.08       (.35)     (.04)
Dividends paid or declared ........................      (.33)         (.33)     (.36)       (.40)      (.37)     (.09)
                                                        -----         -----     -----       -----      -----      -----
Net Increase (Decrease) in Net Asset Value ........       .16           .16      (.43)        .68       (.72)     (.13)
                                                        -----         -----     -----       -----      -----     -----
Net Asset Value, End of Year ......................     $6.89         $6.89     $6.73       $7.16      $6.48     $7.20
                                                        =====         =====     =====       =====      =====     =====
TOTAL RETURN BASED ON NET
ASSET VALUE:                                             7.32%         7.53%    (0.92)%     17.10%     (5.05)%   (0.65)%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ....................      2.01%         2.01%     1.92%       2.01%      2.22%     2.09%+
Net investment income to average net assets  ......      4.90%         4.90%     5.27%       5.84%      5.40%     5.28%+
Portfolio turnover ................................    193.90%       193.90%   175.25%     213.06%    445.18%   170.35%++
Net Assets, End of Year (000s omitted) ............    $3,219       $12,350    $9,283      $8,181     $6,062    $2,317


--------------
 *  Commencement of offering of shares.
 +  Annualized.
++  For the year ended December 31, 1993.
See Notes to Financial Statements.

------------------------------------------------------------------------------
Report of Independent Auditors

The Trustees and Shareholders,
Seligman U.S. Government Securities Series:

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman U.S. Government Securities Series as of December 31, 1997, the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman U.S. Government Securities Series as of December 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
January 30, 1998

                                                               File No. 2-93076
                                                                       811-4103
PART C.      OTHER INFORMATION


ITEM 24.     FINANCIAL STATEMENTS AND EXHIBITS
       (a)     Financial Statements and Schedules:


       Part A- Financial Highlights for the Class A shares of each Series of the Registrant for the ten years ended December 31, 1997; Financial Highlights for the Class B shares of the Seligman U.S. Government Securities Series for the period January 1, 1997 (commencement of offering) to December 31, 1997; Financial Highlights for the Class B shares of the Seligman High-Yield Bond Series for the period April 22, 1996 (commencement of offering) to December 31, 1997; and for the Class D shares of each Series of the Registrant for the period September 21, 1993 (commencement of offering) to December 31, 1997.

       Part B- Financial Statements for each Series, which are included in the Fund's Annual Report to Shareholders dated December 31, 1997, are incorporated by reference in the Fund's Statement of Additional Information. These Financial Statements are: Portfolio of Investments as of December 31, 1997; Statement of Assets and Liabilities as of December 31, 1997; Statement of Operations for the year ended December 31, 1997; Statement of Changes in Net Assets for the years ended December 31, 1997 and 1996; Notes to Financial Statements; Financial Highlights for the five years ended December 31, 1997 for each Series' Class A shares; for the period January 1, 1997 (commencement of offering) to December 31, 1997 for the Seligman U.S. Government Securities Series' Class B shares; for the period April 22, 1996 (commencement of offering) to December 31, 1997 for the Seligman High-Yield Bond Series' Class B shares; and for the period September 21, 1993 (commencement of offering) to December 31, 1997 for each Series' Class D shares; Report of Independent Auditors.


       (b) Exhibits: All Exhibits have been previously filed except Exhibits marked with an asterisk (*) which are incorporated herein.

(1) Form of Amended and Restated Declaration of Trust. (Incorporated by reference to Registrant's Post-Effective Amendment No. 22, filed on December 31, 1996.)

(2) Form of Restatement of Bylaws. (Incorporated by reference to Registrant's Post-Effective Amendment No. 22, filed on December 31, 1996.)

(3)    Not applicable.

(4) Specimen Stock Certificate for Class A Shares. (Incorporated by Reference to Post-Effective Amendment No. 18 filed on April 29, 1994.)

(4a) Specimen Stock Certificate for Class B Shares. (Incorporated by reference to Form SE filed on April 16, 1996).

(4b) Specimen Stock Certificate for Class D Shares. (Incorporated by Reference to Post-Effective Amendment No. 17 filed on September 21, 1993.)

(5) Copy of Management Agreement between Seligman High-Yield Bond Series of the Registrant and J. & W. Seligman & Co. Incorporated. (Incorporated by Reference to Post-Effective Amendment No. 20 filed April 19, 1996.)

(5a) Copy of Management Agreement between U.S. Government Securities Series of the Registrant and J & W. Seligman & Co. Incorporated. (Incorporated by Reference to Post-Effective Amendment No. 19 filed on May 1, 1995.)


(6) Copy of the new Distributing Agreement between Registrant and Seligman Financial Services, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 23, filed April 29, 1997.)


(6a) Copy of amended Sales Agreement between Seligman Financial Services, Inc. and Dealers. (Incorporated by Reference to Post-Effective Amendment No. 20 filed April 19, 1996.)

                                                               File No. 2-93076
                                                                       811-4103
PART C.      OTHER INFORMATION (continued)
ITEM 24.     FINANCIAL STATEMENTS AND EXHIBITS (continued)

(6b) Form of Sales Agreement between Seligman Financial Services, Inc. and Dean Witter Reynolds, Inc. (Incorporated by reference to Exhibit 6b of Registration Statement No. 2-33566, Post-Effective Amendment No. 53, filed on April 28, 1997.)

(6c) Form of Sales Agreement between Seligman Financial Services, Inc. and Dean Witter Reynolds, Inc. with respect to certain Chilean institutional investors. (Incorporated by reference to Exhibit 6c of Registration Statement No. 2-33566, Post-Effective Amendment No. 53, filed on April 28, 1997.)

(6d) Form of Dealer Agreement between Seligman Financial Services, Inc. and Smith Barney Inc. (Incorporated by reference to Exhibit 6d of Registration Statement No. 2-33566, Post-Effective Amendment No. 53, filed on April 28, 1997.)

(7) Matched Accumulation Plan of J. & W. Seligman & Co. Incorporated. (Incorporated by Reference to Exhibit 7 of Registration Statement No. 2-92487, Post-Effective Amendment No. 21, filed on January 29, 1997.)


(7a)   Deferred Compensation Plan for Directors of Seligman High Income Fund.*

(8) Copy of Custodian Agreement between Registrant and Investors Fiduciary Trust Company. (Incorporated by reference to Registrant's Post-Effective Amendment No. 23, filed April 29, 1997.)


(9)    Not applicable.


(10) Opinion and Consent of Counsel. (Incorporated by reference to Registrant's Post-Effective Amendment No. 23, filed April 29, 1997.)


(11)   Report and Consent of Independent Auditors.*

(12)   Not applicable.

(13) Purchase Agreement for Initial Capital between Registrant & J. & W. Seligman & Co. Incorporated with respect to Class B shares of the U.S. Government Securities Series. (Incorporated by reference to Registrant's Post-Effective Amendment No. 22, filed on December 31, 1996.)

(13a) Purchase Agreement for Initial Capital between Registrant and J. & W. Seligman & Co. Incorporated with respect to Class B shares of the Seligman High-Yield Bond Series. (Incorporated by reference to Post-Effective Amendment No. 20 filed on April 19, 1996.)

(13b) Purchase Agreement for Initial Capital between Registrant and J. & W. Seligman & Co. Incorporated with respect to Registrants' Class D shares. (Incorporated by reference to Post-Effective Amendment No. 17, filed on September 21, 1993.)


(14) The Seligman Roth/Traditional IRA Information Kit. (Incorporated by reference to Exhibit q(1) of Registration Statement No. 333-50295, Form N-2, filed on April 16, 1998.)


(14a)  The Seligman Simple IRA Plan Set-Up Kit. (Incorporated by reference to
       Exhibit 14 of Registration Statement No. 333-20621, Pre-Effective Amendment No. 2, filed on April 17, 1997.)

(14b)  The Seligman Simple IRA Plan Agreement. (Incorporated by reference to
       Exhibit 14 of Registration Statement No. 333-20621, Pre-Effective Amendment No. 2, filed on April 17, 1997.)


(14c) Qualified Plan and Trust Basic Plan Document. (Incorporated by reference to Exhibit q(4) to Registration No. 333-50295, Form N-2, filed on
       April 16, 1998.)

(14d) Flexible Standardized 401(k) Profit Sharing Plan Adoption Agreement. (Incorporated by reference to Exhibit q(4) to Registration No. 333-50295, Form N-2, filed on April 16, 1998.)

                                                               File No. 2-93076
                                                                       811-4103
PART C.      OTHER INFORMATION (continued)


(14e) Flexible Nonstandardized Safe Harbor 401(k) Profit Sharing Plan Adoption Agreement. (Incorporated by reference to Exhibit q(4) to Registration No. 333-50295, Form N-2, filed on April 16, 1998.)

(14f) Simplified Employee Pension Plan. (Incorporated by reference to Exhibit 14(f) to Registration No. 2-10835, Post-Effective Amendment No. 76, filed on April 29, 1998.)

(14g)  Educational   IRA.   (Incorporated  by  reference  to  Exhibit  14(f)  to
       Registration No. 2-10835, Post-Effective Amendment No. 76, filed on April 29, 1998.)


(15) Form of Administration, Shareholder Services and Distribution Plan of Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 22, filed on December 31, 1996.)

(15a) Form of Administration, Shareholder Services and Distribution Agreement between Seligman Financial Services, Inc. and Dealers. (Incorporated by reference to Registrant's Post-Effective Amendment No. 22, filed on December 31, 1996.)


(16) Schedule of Computation of Performance Data provided in Registration Statement in response to Item 22. (Incorporated by reference to Registrant's Post-Effective Amendment No. 23, filed April 29, 1997.)


(17) Financial Data Schedules meeting the requirements of Rule 483 under the Securities Act of 1933.*

(18) Copy of Multiclass Plan entered into by Registrant pursuant to Rule 18f-3 under the Investment Company Act of 1940. (Incorporated by reference to Registrant's Post-Effective Amendment No. 22, filed on December 31, 1996.)

Other Exhibits:  Powers of Attorney

ITEM 25.     PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT -
             None.

ITEM 26.     NUMBER OF HOLDERS OF SECURITIES


                       (1)                                    (2)
                                                       Number of Record
                  Title of Class                Holders as of March 31, 1998
                  --------------                ----------------------------

              High-Yield Bond Series
                  Class A Common Stock                            28,017
                  Class B Common Stock                            19,772
                  Class D Common Stock                            14,857

              U.S. Government Securities Series
                  Class A Common Stock                             2,377
                  Class B Common Stock                               191
                  Class D Common Stock                               565


ITEM 27.     INDEMNIFICATION


             Reference  is  made  to the  provisions  of  Articles  Twelfth  and
             Thirteenth  of  Registrant's   Amended  and  Restated  Articles  of
             Incorporation filed as Exhibit 24(b)(1) and Article VII of Registrant's Amended and Restated By-laws filed as Exhibit 24(b)(2) to Registrant's Post-Effective Amendment No. 22 to the Registration Statement.

                                                               File No. 2-93076
                                                                       811-4103
PART C.      OTHER INFORMATION (continued)

             Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised by the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER - J. & W. Seligman & Co. Incorporated, a Delaware corporation ("Manager"), is the Registrant's investment manager. The Manager also serves as investment manager to seventeen other associated investment companies. They are Seligman Capital Fund, Inc. Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Henderson Global Fund Series, Inc., Seligman Income Fund, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman Quality Municipal Fund, Inc., Seligman Select Municipal Fund, Inc., Seligman Value Fund Series, Inc. and Tri-Continental Corporation.


             The Manager has an investment advisory service division which provides investment management or advice to private clients. The list required by this Item 28 of officers and directors of the Manager, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by the Manager pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-15798), which was filed on March 31, 1998.


ITEM 29. PRINCIPAL UNDERWRITERS

         (a) The names of each investment company (other than the Registrant) for which Registrant's principal underwriter is currently distributing securities of the Registrant and also acts as a principal underwriter, depositor or investment adviser are as follows:

              Seligman Capital Fund, Inc.
              Seligman Cash Management Fund, Inc.
              Seligman Common Stock Fund, Inc.
              Seligman Communications and Information Fund, Inc.
              Seligman Frontier Fund, Inc.
              Seligman Henderson Global Fund Series, Inc.
              Seligman Growth Fund, Inc.
              Seligman Income Fund, Inc.
              Seligman Municipal Fund Series, Inc.
              Seligman Municipal Series Trust
              Seligman New Jersey Municipal Fund, Inc.
              Seligman Pennsylvania Municipal Fund Series
              Seligman Portfolios, Inc.
              Seligman Value Fund Series, Inc.

        (b)   Name  of  each  director,   officer  or  partner  of  Registrant's
              principal underwriter named in the answer to Item 21:


                                                                                                  File No. 2-93076
                                                                                                          811-4103
                                                   Seligman Financial Services, Inc.
                                                   ---------------------------------
                                                         As of March 31, 1998
                                                         --------------------
                (1)                                            (2)                                         (3)
         Name and Principal                            Positions and Offices                       Positions and Offices
         Business Address                                with Underwriter                            with Registrant
         ----------------                                ----------------                            ---------------
         William C. Morris*                            Director                                    Chairman of the Board
                                                                                                   and Chief Executive Officer
         Brian T. Zino*                                Director                                    President and Trustee
         Ronald T. Schroeder*                          Director                                    None
         Fred E. Brown*                                Director                                    Trustee Emeritus
         William H. Hazen*                             Director                                    None
         Thomas G. Moles*                              Director                                    None
         David F. Stein*                               Director                                    None
         Stephen J. Hodgdon*                           President                                   None
         Charles W. Kadlec*                            Chief Investment Strategist                 None
         Lawrence P. Vogel*                            Senior Vice President, Finance              Vice President
         Ed Lynch*                                     Senior Vice President, Director             None
                                                       of Marketing
         Mark R. Gordon*                               Senior Vice President, National             None
                                                       Sales Manager
         Gerald I. Cetrulo, III                        Senior Vice President of Sales              None
         140 West Parkway
         Pompton Plains, NJ  07444
         Jonathan G. Evans                             Senior Vice President of Sales              None
         222 Fairmont Way
         Ft. Lauderdale, FL  33326
         Bradley W. Larson                             Senior Vice President of Sales              None
         367 Bryan Drive
         Alamo, CA  94526
         Bruce M. Tuckey                               Senior Vice President of Sales              None
         41644 Chathman Drive
         Novi, MI  48375
         Andrew S. Veasey                              Senior Vice President of Sales              None
         14 Woodside Drive
         Rumson, NJ  07760
         Michelle L. McCann                            Vice President, Manager, Retirement         None
                                                       Plans Marketing
         Scott H. Novak                                Vice President, Insurance Products          None
                                                       Manager
         Michael R. Sanders                            Vice President, Product Manager             None
                                                       Managed Money Services
         Charles L. von Breitenbach, II*               Vice President, Product Manager             None
                                                       Managed Money Services
         Robert T. Hausler*                            Vice President, Global Mutual Funds,        None
                                                       Product Management
         Marsha E. Jacoby*                             Vice President, Offshore Funds              None
         William W. Johnson*                           Vice President, Order Desk                  None
         Tracy A. Salomon*                             Vice President, Retirement                  None
                                                       Marketing Manager
         Helen Simon*                                  Vice President, Sales                       None
                                                       Administration Manager
         J. Brereton Young*                            Vice President, Mutual Funds                None
                                                       Product Manager
         Peter J. Campagna                             Vice President, Regional Retirement         None
         1130 Green Meadow Court                       Plans Manager
         Acworth, GA  30102


                                                                                                  File No. 2-93076
                                                                                                          811-4103
PART C.      OTHER INFORMATION (continued)


                                               Seligman Financial Services, Inc.
                                               ---------------------------------
                                                      As of March 31, 1998
                                                      --------------------
                 (1)                                          (2)                                          (3)
         Name and Principal                            Positions and Offices                       Positions and Offices
         Business Address                                with Underwriter                            with Registrant
         ----------------                                ----------------                            ---------------

         Mason S. Flinn                                Vice President, Regional Retirement         None
         159 Varennes                                  Plans Manager
         San Francisco, CA  94133
         Charles E. Wenzel                             Vice President, Regional Retirement         None
         703 Greenwood Road                            Plans Manager
         Wilmington, DE  19807
         James R. Besher                               Regional Vice President                     None
         14000 Margaux Lane
         Town & Country, MO  63017
         Richard B. Callaghan                          Regional Vice President                     None
         7821 Dakota Lane
         Orland Park, IL  60462
         Bradford C. Davis                             Regional Vice President                     None
         241 110th Avenue SE
         Bellevue, WA  98004
         Christopher J. Derry                          Regional Vice President                     None
         2380 Mt. Lebanon Church Road
         Alvaton, KY  42122
         Kenneth Dougherty                             Regional Vice President                     None
         8640 Finlarig Drive
         Dublin, OH  43017
         Andrew Draluck                                Regional Vice President                     None
         4032 E. Williams Drive
         Phoenix, AZ  85024
         Edward S. Finocchiaro                         Regional Vice President                     None
         120 Screenhouse Lane
         Duxbury, MA  02332
         Michael C. Forgea                             Regional Vice President                     None
         32 W. Anapamu Street # 186
         Santa Barbara, CA  93101
         David L. Gardner                              Regional Vice President                     None
         2403 Cayenne Drive
         McKinney, TX  75070
         Carla A. Goehring                             Regional Vice President                     None
         11426 Long Pine Drive
         Houston, TX  77077
         T. Wayne Knowles                              Regional Vice President                     None
         104 Morninghills Court
         Cary, NC  27511
         Judith L. Lyon                                Regional Vice President                     None
         7105 Harbour Landing
         Alpharetta, GA  30005
         David L. Meyncke                              Regional Vice President                     None
         4957 Cross Pointe Drive
         Oldsmar, FL  34677
         Tim O'Connell                                 Regional Vice President                     None
         11908 Acacia Glen Court
         San Diego, CA  92128
         Thomas Parnell                                Regional Vice President                     None
         1575 Edgecomb Road
         St. Paul, MN  55116
         Juliana Perkins                               Regional Vice President                     None
         2348 Adrian Street
         Newbury Park, CA  91320


                                                                                               File No. 2-93076
                                                                                                       811-4103
PART C.    OTHER INFORMATION (continued)


                                              Seligman Financial Services, Inc.
                                              ---------------------------------
                                                    As of March 31, 1998
                                                    --------------------
                 (1)                                           (2)                                         (3)
         Name and Principal                            Positions and Offices                       Positions and Offices
         Business Address                              with Underwriter                            with Registrant
         ----------------                              ----------------                            ---------------

         Dave Petzke                                   Regional Vice President                     None
         4016 Saint Lucia Street
         Boulder, CO  80301
         Nicholas Roberts                              Regional Vice President                     None
         200 Broad Street, Apt. 2225
         Stamford, CT  06901
         Diane H. Snowden                              Regional Vice President                     None
         11 Thackery Lane
         Cherry Hill, NJ  08003
         Steve Wilson                                  Regional Vice President                     None
         83 Kaydeross Park
         Saratoga Springs, NY  12866
         Kelli A. Wirth-Dumser                         Regional Vice President                     None
         7121 Jardiniere Court
         Charlotte, NC  28226
         Frank J. Nasta*                               Secretary                                   Secretary
         Aurelia Lacsamana*                            Treasurer                                   None
         Jeffrey S. Dean*                              Assistant Vice President, Marketing         None
         Sandra Floris*                                Assistant Vice President, Order Desk        None
         Keith Landry*                                 Assistant Vice President, Order Desk        None
         Gail S. Cushing*                              Assistant Vice President                    None
                                                       National Accounts Manager
         Joseph M. McGill*                             Vice President and                          None
                                                       Compliance Officer
         Jack Talvy*                                   Assistant Vice President, Internal          None
                                                       Marketing Services Manager
         Joyce Peress*                                 Assistant Secretary                         None


       * The principal business address of each of these directors and/or officers is 100 Park Avenue, New York, NY 10017.

(c) Not applicable


ITEM 30.     Location of Accounts and Records
                             (1)    Investors Fiduciary Trust Company
                                    801 Pennsylvania
                                    Kansas City, Missouri  64105 and
                             (2)    Seligman Data Corp.
                                    100 Park Avenue
                                    New York, NY  10017

                                                               File No. 2-93076
                                                                       811-4103
PART C.      OTHER INFORMATION (continued)


ITEM 31. MANAGEMENT SERVICES - Seligman Data Corp. ("SDC") the Registrant's shareholder service agent, has an agreement with First Data Investor Services Group ("FDISG") pursuant to which FDISG provides a data processing system for certain shareholder accounting and recordkeeping functions performed by SDC, which commenced in July 1990. For the years ended December 31, 1997, 1996 and 1995 the approximate cost of these services for each Series were:

                                                        1997     1996      1995
                                                        ----     ----      ----



                U.S. Government Securities Series    $ 18,700  $17,900   $17,700



                High-Yield Bond Series                261,800   96,000    28,200


ITEM 32. UNDERTAKINGS - The Registrant undertakes, (1) to furnish a copy of the Registrant's latest annual report, upon request and without charge, to every person to whom a prospectus is delivered and (2) if requested to do so by the holders of at least ten percent of its outstanding shares, to call a meeting of shareholders for the purpose of voting upon the removal of a director or directors and to assist in communications with other shareholders as required by
             Section 16(c) of the Investment Company Act of 1940.

                                                               File No. 2-93076
                                                                       811-4103
                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 24 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 29th day of April, 1998.

                                        SELIGMAN HIGH INCOME FUND SERIES




                                        By: /s/ WILLIAM C. MORRIS
                                            -----------------------------------
                                                William C. Morris, Chairman


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Post-Effective Amendment No. 24 has been signed below by the following persons in the capacities indicated on April 29, 1998.

                  Signature                                Title
                  ---------                                -----



/s/ WILLIAM C. MORRIS                        Chairman of the Trustees (Principal
---------------------------------------      executive officer) and Trustee
    William C. Morris*



/s/ Brian T. Zino                            Trustee and President
---------------------------------------
    Brian T. Zino



/s/ Thomas G. Rose                           Treasurer (Principal financial and
---------------------------------------        Accounting Officer)
    Thomas G. Rose



John R. Galvin, Trustee            )
Alice S. Ilchman, Trustee          )
Frank A. McPherson, Trustee        )
John E. Merow, Trustee             )
Betsy S. Michel, Trustee           )
James C. Pitney, Trustee           )   /s/  Brian T. Zino
James Q. Riordan, Trustee          )   -----------------------------------------
Richard R. Schmaltz, Trustee       )       *Brian T. Zino, Attorney-In-Fact
Robert L. Shafer, Trustee          )
James N. Whitson, Trustee          )

                                                               File No. 2-93076
                                                                       811-4103

                        SELIGMAN HIGH INCOME FUND SERIES
                     Post-Effective Amendment No. 24 to the
                       Registration Statement on Form N-1A



                                  EXHIBIT INDEX



Form N-1A Item No.                   Description
------------------                   -----------

24(b)(7)(a)                          Deferred Compensation Plan for Directors

24(b)(11)                            Consent of Independent Auditors

24(b)(17)                            Financial Data Schedules

Other Exhibits                       Power of Attorney










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